              As filed with Securities and Exchange Commission on
                                March 1, 2000
                                        Registration No. 333-46401
         ____________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                         ____________________________

                                   FORM S-6
                    POST-EFFECTIVE AMENDMENT No. 2 to the
                         REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933
                            _______________________

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                             (Exact Name of Trust)

                      NEW ENGLAND LIFE INSURANCE COMPANY
                              (Name of Depositor)
                              501 Boylston Street
                          Boston, Massachusetts 02117
             (Address of depositor's principal executive offices)
                             _____________________

                                MARIE C. SWIFT
                                    Counsel
                      New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02117
                    (Name and address of agent for service)

                                  Copies to:
                                STEPHEN E. ROTH
                        Sutherland Asbill & Brennan LLP
                        1275 Pennsylvania Avenue, N.W.
                            Washington, D.C. 20004
                          ___________________________

It is proposed that this filing will become effective (check appropriate box)

  [ ] immediately upon filing pursuant to paragraph (b)

  [ ] on May 1, 2000 pursuant to paragraph (b)
  [ ] 60 days after filing pursuant to paragraph (a)(1)
  [X] on May 1, 2000 pursuant to paragraph (a)(1) of Rule 485
  [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securites Being Registered: Units of Interest in Flexible Premium Adjustable Variable Life Insurance Policies

                        ZENITH EXECUTIVE ADVANTAGE PLUS

                          Flexible Premium Adjustable
                       Variable Life Insurance Policies

             Issued by:                          Administrative Office:
        New England Variable                         P.O. Box 725209
      Life Separate Account of                   Atlanta, Georgia 30339
 New England Life Insurance Company                  (800) 621-5086
         501 Boylston Street
     Boston, Massachusetts 02116
           (617) 578-2000

  This prospectus offers individual flexible premium adjustable variable life insurance policies (the "Policies") issued by New England Life Insurance Company ("NELICO").

  The Policy provides premium flexibility and a death benefit. In some cases you can choose a rider that provides a death benefit guarantee as long as your total premiums paid meet certain minimum requirements.

  You may choose between two death benefit options. One provides a fixed death benefit equal to the Policy's face amount. The other provides a death benefit that may vary daily with the investment experience of the Eligible Funds. Cash value allocated to the Eligible Funds is not guaranteed, and fluctuates daily with the investment results of the Eligible Funds.

  You allocate net premiums among the investment Sub-Accounts of NELICO's Variable Life Separate Account (the "Variable Account"). Each Sub-Account of the Variable Account invests in the shares of an Eligible Fund. The Eligible Funds are:

  NEW ENGLAND ZENITH FUND              METROPOLITAN SERIES FUND, INC.

  Back Bay Advisors Bond Income        Putnam Large Cap Growth Portfolio*
   Series                              Janus Mid Cap Portfolio*
  Back Bay Advisors Managed Series     Russell 2000 Index Portfolio*
  Back Bay Advisors Money Market
   Series
  Capital Growth Series                VARIABLE INSURANCE PRODUCTS FUND ("VIP")
  Westpeak Growth and Income Series
  Westpeak Stock Index Series          Overseas Portfolio
  Balanced Series                      Equity-Income Portfolio
  Loomis Sayles Small Cap Series       High Income Portfolio
  Alger Equity Growth Series
  Davis Venture Value Series           VARIABLE INSURANCE PRODUCTS FUND II
  Harris/Oakmark Midcap Value Series   ("VIP II")
  Morgan Stanley International
   Magnum Equity Series                Asset Manager Portfolio
  MFS Investors Series
  MFS Research Managers Series

  You may also allocate net premiums to a Fixed Account in most states. Limits apply to transfers to and from the Fixed Account.

  You may cancel the Policy during the "Right to Return the Policy" period. In addition, replacing existing insurance with the Policy might not be to your advantage.
----------
*Availability is subject to any necessary state insurance department approvals.

  NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE POLICIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

  WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                               MAY 1, 2000

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
GLOSSARY...................................................................  A-4
INTRODUCTION TO THE POLICIES...............................................  A-5
  The Policies.............................................................  A-5
  Availability of the Policy...............................................  A-6
  Policy Charges...........................................................  A-7
  How the Policy Works.....................................................  A-8
  Communications and Payments..............................................  A-9
  NELICO...................................................................  A-9
POLICY VALUES AND BENEFITS................................................. A-11
  Death Benefit............................................................ A-11
  Guaranteed Death Benefit Rider........................................... A-11
  Death Proceeds Payable................................................... A-12
  Change in Death Benefit Option........................................... A-12
  Cash Value............................................................... A-13
  Allocation of Net Premiums............................................... A-14
  Amount Provided for Investment under the Policy.......................... A-14
  Right to Return the Policy............................................... A-14
CHARGES AND EXPENSES....................................................... A-15
  Deductions from Premiums................................................. A-15
  Deductions from Cash Value............................................... A-15
  Charges Against the Eligible Funds....................................... A-17
  Special Arrangements..................................................... A-18
PREMIUMS................................................................... A-19
  Flexible Premiums........................................................ A-19
  Lapse and Reinstatement.................................................. A-20
OTHER POLICY FEATURES...................................................... A-20
  Increase in Face Amount.................................................. A-20
  Loan Provision........................................................... A-21
  Surrender................................................................ A-22
  Partial Surrender........................................................ A-22
  Reduction in Face Amount................................................. A-23
  Acceleration of Death Benefit Rider...................................... A-23
  Investment Options....................................................... A-23
  Transfer Option.......................................................... A-24
  Dollar Cost Averaging.................................................... A-24
  Asset Rebalancing........................................................ A-24
  Substitution of Insured Person........................................... A-25
  Payment of Proceeds...................................................... A-25
  24 Month Right........................................................... A-25
  Payment Options.......................................................... A-26
  Additional Benefits by Rider............................................. A-26
  Policy Owner and Beneficiary............................................. A-27
THE VARIABLE ACCOUNT....................................................... A-27
  Investments of the Variable Account...................................... A-28
  Investment Management.................................................... A-29
THE FIXED ACCOUNT.......................................................... A-30
  General Description...................................................... A-30

                                                                            PAGE
                                                                            ----
  Values and Benefits...................................................... A-30
  Policy Transactions...................................................... A-31
NELICO'S DISTRIBUTION AGREEMENT............................................ A-31
LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY........................... A-32
  Misstatement of Age or Sex............................................... A-32
  Suicide.................................................................. A-32
TAX CONSIDERATIONS......................................................... A-33
  Introduction............................................................. A-33
  Tax Status of the Policy................................................. A-33
  Tax Treatment of Policy Benefits......................................... A-33
  NELICO's Income Taxes.................................................... A-35
MANAGEMENT................................................................. A-36
VOTING RIGHTS.............................................................. A-38
RIGHTS RESERVED BY NELICO.................................................. A-39
TOLL-FREE NUMBERS.......................................................... A-39
REPORTS.................................................................... A-39
ADVERTISING PRACTICES...................................................... A-39
LEGAL MATTERS.............................................................. A-40
REGISTRATION STATEMENT..................................................... A-40
EXPERTS.................................................................... A-40
APPENDIX A: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES,
 AND ACCUMULATED PREMIUMS.................................................. A-41
APPENDIX B: INVESTMENT EXPERIENCE INFORMATION.............................. A-50
APPENDIX C: LONG TERM MARKET TRENDS........................................ A-76
APPENDIX D: TAX INFORMATION................................................ A-78
APPENDIX E: CASH VALUE ACCUMULATION TEST AND GUIDELINE PREMIUM TEST........ A-79
FINANCIAL STATEMENTS....................................................... AA-1

                                   GLOSSARY

  ACCOUNT. A sub-account of the Variable Account or the Fixed Account.

  AGE. The age of an insured refers to the insured's age at his or her nearest birthday.

  CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Variable Account, the amount held in the Fixed Account and, if there is an outstanding Policy loan, the amount of its cash value held in our general account as a result of the loan.

  EXCESS POLICY LOAN. When Policy loans plus accrued interest exceed the Policy's cash value less the applicable Surrender Charge.

  FIXED ACCOUNT. The Fixed Account is a part of our general account to which you may allocate net premiums. It provides guarantees of principal and interest.

  INVESTMENT START DATE. This is the latest of the date we first receive a premium payment for the Policy, the date Part II of the Policy application is signed and the Policy Date.

  NET CASH VALUE. The amount you receive if you surrender the Policy. It is equal to the Policy's cash value reduced by any outstanding Policy loan and accrued interest on the loan.

  NET INVESTMENT EXPERIENCE. For any period, a Sub-Account's net investment experience equals the investment experience of the underlying Eligible Fund's shares for the same period.

  PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium is a level amount that is subject to certain limits under the Policy. Payments in addition to any Planned Premium are called unscheduled payments in the Policy and can be paid at any time, subject to certain limits.

  PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment. (See "Premiums".)

  POLICY DATE. If you make a premium payment with the application, the Policy Date is generally the later of the date Part II of the application was signed and receipt of the premium payment. If you choose to pay the initial premium upon delivery of the Policy, we issue the Policy with a Policy Date which is generally five days after issue.

  TARGET PREMIUM. Currently we use the Target Premium to determine the amount of Sales Charge deducted from each premium payment, and also sales commissions. It varies by issue age, sex and underwriting class of the insured and the Policy's face amount. The Target Premium for a standard risk Policy with no riders is equal to the net annual premium that would be paid if the Policy provided for paid-up benefits after the payment of seven level net annual premiums, determined under federal income tax laws. Substandard ratings and certain riders increase the Target Premium above this amount.

  YOU. "You" refers to the Policy Owner.

                         INTRODUCTION TO THE POLICIES

THE POLICIES

  The Policies are designed to provide lifetime insurance coverage. They are not offered primarily as an investment. Policies are issued as part of a "case", where a number of Policies share a common factor (for example, a corporate owner).

  Here is a summary of the Policy's basic features. You should read the entire prospectus for more complete information.

  --You can make premium payments under the Policy based on a schedule you determine, subject to some limits. We can limit or prohibit unscheduled payments in some situations, including cases where the insured is in a substandard risk class. (See "Premiums".)

  --You can allocate net premiums to one or more of the Sub-Accounts of the Variable Account corresponding to mutual fund portfolios, in some cases after an initial period in the Zenith Money Market Sub-Account. (See "Allocation of Net Premiums" and "Investment Options".)

  --The mutual fund portfolios available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, two bond funds, two managed funds, a balanced fund, and a money market fund. Currently, you may allocate your Policy's cash value to an unlimited number of the available accounts (including the Fixed Account). (See "Investments of the Variable Account".)

  --If the Fixed Account is available in your state, you may also allocate funds to that account. We provide guarantees of Fixed Account principal and interest. SPECIAL LIMITS APPLY TO TRANSFERS OF CASH VALUE FROM THE
                  --------------------------------------------------------
    FIXED ACCOUNT. We have the right to restrict transfers of cash value and
    --------------
    allocations of premiums into the Fixed Account. (See "The Fixed Account".)

  --The cash value of the Policy will vary daily based on the net investment experience of your Policy's Sub-Accounts and the amount of interest credited to your Policy's cash value in the Fixed Account. (See "Cash Value", "Charges and Expenses", "Premiums", "Loan Provision" and "Partial Surrender".)

  --The portion of the cash value in the Sub-Accounts is not guaranteed. You bear the investment risk on this portion of the cash value. (See "Cash Value".)

  --You may choose between two death benefit options under the Policy. The level option provides a death benefit equal to the Policy's face amount. The variable option provides a death benefit equal to the face amount plus any cash value, which varies with the net investment experience of your Policy's Sub-Accounts and the rate of interest credited on your cash value in the Fixed Account. The death benefit in either case could increase to satisfy tax law requirements if the cash value reaches certain levels. (See "Death Benefit".)

  --After the first Policy year, you may increase or decrease the Policy's face amount. (See "Increase in Face Amount" and "Reduction in Face Amount".)

  --If it is available to you and you elect the Guaranteed Death Benefit rider, then regardless of investment experience, the death benefit is guaranteed not to be less than the Policy's face amount, as long as the total amount of premiums paid less any partial surrenders and outstanding Policy loan plus accrued loan interest at least equals certain minimum amounts. (See "Death Benefit" and "Guaranteed Death Benefit Rider".)

  --You may change your allocation of future net premiums at any time. (See
    "Allocation of Net Premiums" and "Investment Options".)

  --Beginning 15 days after we mail the initial payment confirmation, the Policy allows you to transfer cash value among the Sub-Accounts and, generally, to the Fixed Account up to four times in a Policy year (twelve times in a Policy year for Policies issued in New York) without our consent. Currently we do not limit the number of sub-account transfers you may make in a Policy year. Transfers and allocations involving the Fixed Account are subject to some limits. (See "Transfer Option" and "The Fixed Account--Policy Transactions".)

  --A loan privilege and a partial surrender feature are also available. (See
    "Loan Provision" and "Partial Surrender".)

  --Death benefits paid to the beneficiary generally are not subject to Federal income tax. Under current law, undistributed increases in cash value generally are not taxable to you. (See "Tax Considerations".)

  --Loans, assignments and other pre-death distributions may have tax consequences depending primarily on the amount which you have paid into the Policy but also on any "material change" in the terms or benefits of the Policy or any death benefit reduction. If premium payments, a death benefit reduction, or a material change cause the Policy to become a "modified endowment contract", then pre-death distributions (including loans) will be included in income on an income first basis, and a 10% penalty tax may be imposed on income distributed before the Policy Owner attains age 59 1/2. Tax considerations may therefore influence the amount and timing of premium payments and certain Policy transactions which you choose to make. (See "Tax Considerations".)

  --If the Policy is not a modified endowment contract, we believe that loans under the Policy during the first 10 Policy years will not be taxable to you as long as the Policy has not lapsed, been surrendered or terminated. The tax consequences of a policy loan after the tenth policy year are not clear. You should consult a tax advisor if you intend to take out or maintain a policy loan after the tenth policy year. With some exceptions, other pre-death distributions under a Policy that is not a modified endowment contract are includible in income only to the extent they exceed your investment in the Policy. (See "Tax Considerations".)

  --In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new life insurance contract or a change in an existing life insurance contract should consult a tax adviser. (See "Tax Considerations".)

  --During the "Right to Return the Policy" period you can return the Policy for a refund. In some states we are required to refund premiums paid; in other states, we refund an amount that reflects investment experience and certain charges. For a limited period you can cancel a requested increase in the Policy's face amount. (See "Right to Return the Policy".)

  --Within 24 months after a Policy's date of issue or the effective date of a face amount increase, you may exercise the Policy's 24 Month Right. If you do, we allocate all or part of your Policy's cash value and future premiums to the Fixed Account. The purpose of the 24 Month Right is to provide you with fixed Policy values and benefits. (See "24 Month Right" for a description of this provision generally and for a description of the variation which applies to Policies issued in Maryland and New Jersey.)

  In many respects the Policies are similar to fixed-benefit universal life insurance. Like universal life insurance, the Policies offer death benefits and provide flexible premiums, a cash value, and loan privileges.

  The Policies are different from fixed-benefit universal life insurance in that the death benefit may, and the cash value will, vary to reflect the investment experience of the selected Sub-Accounts.

  The Policies are designed to provide insurance protection. Although the underlying mutual fund portfolios invest in securities similar to those in which mutual funds available directly to the public invest, in many ways the Policies differ from mutual fund investments. The main differences are:

  --The Policy provides a death benefit based on our assumption of an actuarially calculated risk.

  --If the net cash value is not sufficient to pay a Monthly Deduction, the Policy may lapse with no value unless you pay additional premiums. If the Policy lapses when Policy loans are outstanding, adverse tax consequences may result.

  --In addition to sales charges, insurance-related charges not associated with mutual fund investments are deducted from the premiums and values of the Policy. These charges include various insurance, risk, administrative and premium tax charges. (See "Charges and Expenses".)

  --The Variable Account, not the Policy Owner, owns the mutual fund shares.

  --Federal income tax liability on any earnings is deferred until you receive a distribution from the Policy. Transfers from one underlying fund portfolio to another do not incur tax liability under current law.

  --Dividends and capital gains are automatically reinvested.

AVAILABILITY OF THE POLICY

  Each Policy is part of a "case," which is a group of one or more Policies linked by a factor such as a common employer of the insureds. We decide what Policies constitute a case. Policies in a case usually have a common Policy owner (for example, the employer of the insureds). In addition, the total annual premium payment payable on the Policies included in the case must meet the following minimums: cases of at least five Policies--$100,000; and cases of fewer than five Policies--$250,000.

  The Policies are available for insureds from the age of 20 to 80 on an underwritten basis and from the age of 20 to 65 on a guaranteed issue basis. We issue guaranteed issue Policies based on very limited underwriting information. (Guaranteed issue Policies may not be available in New Jersey.) All persons must meet our underwriting and other requirements. The minimum face amount available is $50,000 unless we consent to a lower amount. We allow you to include Adjustable Term Insurance Rider coverage to meet our minimum size requirements. The Policies are not available to employee benefit plans qualified under Section 401 of the Internal Revenue Code ("tax-qualified pension plans"), except with our consent.

POLICY CHARGES

  PREMIUM-BASED CHARGES. We deduct the following charges from premiums:

  --A sales charge of 8% on each premium payment you make during a Policy year. Currently we reduce the charge to 1% on each premium payment you make in excess of a Target Premium during a Policy year; and

  --A premium tax charge of 2%.

  MONTHLY DEDUCTION FROM CASH VALUE. We deduct certain charges from the cash value:

  --Monthly charge for the cost of insurance; and for any rider benefits you elect, including the Minimum Guaranteed Death Benefit;

  --Monthly mortality and expense risk charge, equal to an annual rate of 0.75% during the first ten Policy years, and currently, 0.25% thereafter (guaranteed not to exceed 0.75%);

  --Monthly policy fee currently equal to $5.00 per month (guaranteed not to exceed $10.00 per month).

  CHARGE FOR FACE AMOUNT INCREASES. If you increase your Policy's face amount and medical underwriting is required for the increase, we deduct a charge of $0.80 per $1,000 of the face amount increase (not to exceed $25.00) from your Policy's cash value on the date that the increase takes effect, and on the first day of the next eleven Policy months.

  CHARGES DEDUCTED FROM THE ELIGIBLE FUNDS. Daily charges against the Eligible Fund portfolios are deducted for investment advisory services and fund operating expenses.

  Currently, we do not charge the Variable Account for federal income taxes. We may, however, impose such a charge in the future.

  You can designate a Single Source Expense Sub-Account from which we will take Monthly Deductions and any charges for face amount increases.

  See "Charges and Expenses" and "Other Policy Features--Increase in Face
Amount".

                             HOW THE POLICY WORKS

                             [CHART APPEARS HERE]



PREMIUM PAYMENTS
 .  Flexible
 .  Planned premium options
 .  Minimum premium (in first three Policy years)
 . Guaranteed Death Benefit Premium (to age 100)(available only if cash value accumulation test elected for Policy)

CHARGES FROM PREMIUM PAYMENTS
 . Sales Load: 8% on amount paid up to a Target Premium in each Policy year and currently 1% on amount paid above a Target Premium in each Policy year (for each underwritten face amount segment and each segment resulting from a term conversion)
 .  State Premium Tax Charge: 2%

LOANS
 .  Beginning 15 days after mailing of initial premium confirmation, you may borrow a portion of your cash value
 .  Loan interest charge is 4.75%. We transfer loaned funds out of the Eligible
   Funds into the General Account where they are credited with not less than 4.0% interest. (Currently NELICO intends to credit 4.50% interest after 10 Policy years.)

RETIREMENT BENEFITS
 .  Fixed settlement options are available for policy proceeds

CASH VALUES
 . Net premium payments invested in your choice of Eligible Fund investments or the Fixed Account (generally after an initial period during which net investment experience equal to that of the Zenith Money Market Sub-Account may be credited)
 .  The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy
 .  The cash value invested in mutual funds is not guaranteed
 .  Any earnings accumulate free of any current income taxes
 . You may change the allocation of future net premiums at any time. You may transfer funds among investment options (and to the Fixed Account), beginning 15 days after mailing of the initial premium confirmation. Currently we do not limit the number of sub-account transfers you can make in a Policy year. Transfers from (and, in certain circumstances, to) the Fixed Account are limited as to timing, frequency and amount
 . You may allocate cash value among a maximum of ten accounts at any one time. Currently we are not imposing this limit.

DEATH BENEFIT
 .  Level or Variable Death Benefit Options
 . We guarantee the Policy will not lapse regardless of net cash value amount if Guaranteed Death Benefit rider is in effect (available under certain circumstances)
 .  Income tax free to named beneficiary
 .  Death benefit will not be less than that required by federal tax law, using tax law test you select (guideline premium or cash value accumulation)
 .  If you add term insurance coverage, you elect whether to include it in the calculation of the Option 1 or Option 2 death benefit
 . You may increase the face amount, subject to any necessary underwriting and a monthly charge of $0.80 per $1,000 of increase (not to exceed $25) for 12 months, if the increase is underwritten

DAILY DEDUCTIONS FROM ASSETS
 .  Investment advisory fees and other expenses are deducted from the Eligible
   Fund values daily

BEGINNING OF MONTH CHARGES
 .  The cost of insurance charge (reflecting any substandard risk or guaranteed issue rating)
 .  Any Rider Charges
 .  Policy Fee: $5.00 (not to exceed $10.00) per month
 .  Mortality and expense risk charge of .75% in the first 10 Policy years and
   .25% thereafter (guaranteed not to exceed .75%)
 . Guaranteed Death Benefit Charge (if rider selected): $.01 per $1000 face amount monthly

LIVING BENEFITS
 . If policyholder has elected and qualified for benefits for disability and becomes totally disabled, we will waive monthly charges during the period of disability up to certain limits.
 .  You may surrender the Policy at any time for its cash surrender value
 .  Deferred income taxes, including taxes on amounts borrowed, become payable upon surrender
 .  Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value
 . Subject to our rules, you may reinstate a lapsed Policy within seven years of date of lapse if it has not been surrendered

COMMUNICATIONS AND PAYMENTS

  We will treat your request for a Policy transaction, or your submission of a payment, as received by us, if we receive a request or payment conforming to our administrative procedures at our Administrative Office before the close of regular trading on the New York Stock Exchange on that day. If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open.

NELICO

  NELICO was organized as a stock life insurance company in Delaware in 1980 and is licensed to sell life insurance in all states, the District of Columbia and Puerto Rico. Originally, NELICO was a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into Metropolitan Life Insurance Company ("MetLife"), a mutual life insurance company whose principal office is One Madison Avenue, New York, NY 10010. MetLife then became the parent of NELICO. In connection with the merger, NELICO changed its name from "New England Variable Life Insurance Company" to "New England Life Insurance Company" and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. NELICO's Administrative Office for the Policies and mailing address is: New England Life Insurance Company, P.O. Box 725209, Atlanta, GA, 31139.

  The following chart illustrates the relationship of NELICO, the Fixed Account, the Variable Account and the Eligible Funds.

                             [CHART APPEARS HERE]

                                    NELICO

(Insurance company subsidiary of MetLife)

We deduct charges.

We allocate net premiums and net unscheduled payments to your choice of sub-accounts in the Variable Account or to the Fixed Account.

Premiums and Unscheduled Payments

Fixed Account

VARIABLE ACCOUNT

Zenith Capital Growth Sub-Account
Zenith Back Bay Bond Income Sub-Account
Zenith Back Bay Money Market Sub-Account
Zenith Back Bay Managed Sub-Account
Zenith Westpeak Stock Index Sub-Account
Zenith Westpeak Growth and Income Sub-Account
Zenith Loomis Sayles Small Cap Sub-Account
Zenith Balanced Sub-Account
Zenith Alger Equity Growth Sub-Account
Zenith Davis Venture Value Sub-Account
Zenith Harris/Oakmark Midcap Value Sub-Account
Zenith Morgan Stanley International Magnum Equity Sub-Account
Zenith MFS Investors Sub-Account
Zenith MFS Research Managers Sub-Account
Metropolitan Putnam Large Cap Growth Sub-Account
Metropolitan Janus Mid Cap Sub-Account
Metropolitan Russell 2000 Index Sub-Account
VIP Equity-Income Sub-Account
VIP Overseas Sub-Account
VIP High Income Sub-Account
VIP II Asset Manager Sub-Account

Sub-accounts buy shares of the Eligible Funds.

NEW ENGLAND ZENITH FUND
Capital Growth Series
Back Bay Advisors Bond Income Series
Back Bay Advisors Money Market Series
Back Bay Advisors Managed Series
Westpeak Stock Index Series
Westpeak Growth and Income Series
Loomis Sayles Small Cap Series
Balanced Series
Alger Equity Growth Series
Davis Venture Value Series
Harris/Oakmark Midcap Value Series
Morgan Stanley International Magnum Equity Series
MFS Investors Series
MFS Research Managers Series

METROPOLITAN SERIES FUND, INC.*
Putnam Large Cap Growth Portfolio
Janus Mid Cap Portfolio
Russell 2000 Index Portfolio

VIP
Equity-Income Portfolio
Overseas Portfolio
High Income Portfolio

VIP II
Asset Manager Portfolio

Eligible Funds buy portfolio investments to support values and benefits of the Policies.
* Availability of the Portfolios of the Metropolitan Series Fund, Inc. is subject to any necessary state insurance department approvals.

                          POLICY VALUES AND BENEFITS

DEATH BENEFIT

  If the insured dies while the Policy is in force, we pay a death benefit to the beneficiary.

  DEATH BENEFIT OPTIONS. When you apply for a Policy, you choose between two death benefit options.

  The Option 1 (Face Amount) death benefit is equal to the face amount of the Policy. The Option 1 death benefit is fixed, subject to increases required by the Internal Revenue Code.

  The Option 2 (Face Amount Plus Cash Value) death benefit is equal to the face amount of the Policy, plus the Policy's cash value, if any. The Option 2 death benefit is also subject to increases required by the Internal Revenue Code.

  CHOICE OF TAX TEST. To meet the Internal Revenue Code's definition of life insurance, the death benefit, which for these purposes includes any coverage
                                                       --------
provided under the Adjustable Term Insurance Rider, will not be less than what is required by either (1) the "cash value accumulation test" under Section
               ------
7702(a)(1) of the Internal Revenue Code, or (2) the "guideline premium test"
                                         --
under Section 7702(a)(2) of the Internal Revenue Code, whichever you select
                                                       --------------------
when the Policy is issued. The test you select at issue is used for the life
-------------------------
of the Policy.

  Under the cash value accumulation test, the death benefit is not less than the Policy's cash value, including the portion of any Monthly Deduction made for a period beyond the date of death, divided by the applicable net single premium set by the Internal Revenue Code. Net single premiums are based on the age and sex of the insured at the time of the calculation, and increase over time. Sample net single premiums appear in Appendix E.

  Under the guideline premium test, the death benefit is not less than a certain multiple of the Policy's cash value, including the portion of any Monthly Deduction made for a period beyond the date of death. (See Appendix E.) This means that, if the cash value grows to certain levels, the death benefit increases to satisfy tax law requirements. At that point, any payment you make into the Policy will increase the death benefit by more than it increases the cash value. (See "Premiums".)

  If you select the cash value accumulation test, you can generally make a higher amount of premium payments for any given face amount; and a higher death benefit may result in the long term. If cash value growth in the early Policy years is your primary objective, the cash value accumulation test may be the appropriate choice because it allows you to invest more premiums in the Policy for each dollar of death benefit. If cash value growth in the later Policy years is your primary objective, the guideline premium test may be the appropriate choice because it requires a lower death benefit, and therefore lower mortality charges, once the Policy's death benefit is subject to increases required by the Internal Revenue Code.

  IF YOU SELECT THE GUIDELINE PREMIUM TEST, YOU WILL NOT BE ABLE TO ADD THE GUARANTEED DEATH BENEFIT RIDER TO YOUR POLICY. (SEE "GUARANTEED DEATH BENEFIT RIDER" BELOW.)

  TERM RIDER "IN" OR "OUT". If you add an Adjustable Term Insurance Rider to the Policy, you can have the face amount of the Rider added to the face amount of the Policy for purposes of calculating the Option 1 or Option 2 death benefit. If you include the rider coverage in the calculation of the death benefit, the Policy may provide greater potential for cash value to grow relative to the death benefit. If you do not include the rider coverage in the calculation of the death benefit, the Policy may provide greater potential for the death benefit to grow relative to cash value.

  If you elect the Adjustable Term Insurance Rider after the Policy is issued and your Policy has the Guaranteed Death Benefit Rider, then you must choose
                                                                 ----
to add the Adjustable Term Insurance Rider coverage to the Policy's face amount in the calculation of the Policy's Option 1 or Option 2 death benefit. See "Guaranteed Death Benefit Rider" below.

  AGE 100. If death occurs at or after the Policy Anniversary when the insured reaches attained age 100, the death benefit is equal to the greater of (i) the cash value on the date of death; or (ii) the face amount, if the Policy had a Guaranteed Death Benefit rider attached, and the Guaranteed Death Benefit was in effect on the Policy Anniversary when the Insured reached attained age 100.

  If the Policy has an Adjustable Term Insurance Rider as well as a Guaranteed Death Benefit Rider in effect at the insured's attained age 100, we exchange the term amount for an increase in the Policy's face amount. We do not require evidence of insurability or a Face Amount Increase Charge (see "Charges and Expenses") for the increase.

GUARANTEED DEATH BENEFIT RIDER

  Subject to state availability, if you choose the cash value accumulation test, you may also elect at issue a rider that provides a Guaranteed Death Benefit. (If you have elected an Adjustable Term Insurance Rider, you may elect the Guaranteed Death

Benefit Rider only if you have chosen to add the Adjustable Term Insurance Rider coverage to the Policy's face amount in the calculation of the Policy's Option 1 or Option 2 death benefit).

  If you elect this benefit, we determine whether the Guaranteed Death Benefit is in effect on the first day of each Policy month until the insured reaches age 100. If the Guaranteed Death Benefit is in effect, the Policy will not lapse even if the net cash value is less than the Monthly Deduction for that month.

  On the first day of a Policy month, if the total premiums you have paid, less all partial surrenders and less any outstanding Policy loan plus accrued loan interest, are at least equal to: the Guaranteed Death Benefit Premium, multiplied by the number of completed Policy years, plus 1/12 of that premium for each Policy month of the current Policy year up to and including the current Policy month, then the guarantee will apply for that month. The Guaranteed Death Benefit Premium appears in Section 1 of your Policy.

  We recalculate the Guaranteed Death Benefit premium if:

  --you reduce or increase the face amount

  --you make a partial surrender that reduces the face amount

  --you increase or decrease rider coverage.

When testing whether the Guaranteed Death Benefit is in effect, we use the Policy's original Guaranteed Death Benefit premium for the period of time it was in effect, and each recalculated Guaranteed Death Benefit premium for the period of time it was in effect.

  If you elect this benefit, the Monthly Deduction will include a charge for the rider, currently until the Policy anniversary when the insured reaches age 100, unless you request that the rider terminate before then. You cannot add the rider after issue of the Policy.

  We can restrict any unplanned premium payment that would increase your Policy's death benefit by more than it would increase cash value. (See "Flexible Premiums.") This could prevent you from making unplanned premium payments that are necessary to keep the Guaranteed Death Benefit rider benefit in effect.

DEATH PROCEEDS PAYABLE

  The death proceeds we pay are equal to the death benefit on the date of the insured's death, reduced by any outstanding loan and accrued loan interest on that date. If the death occurs during the grace period, we reduce the proceeds by an amount to cover unpaid Monthly Deductions to the date of death. (See "Lapse and Reinstatement".) We increase the death proceeds by any rider benefits payable.

  We may adjust the death proceeds if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years (less in some states) from the Policy's date of issue or within two years (less in some states) from an increase in the Policy's face amount, or if a rider limits the death benefit. (See "Limits to NELICO's Right to Challenge the Policy".)

CHANGE IN DEATH BENEFIT OPTION

  After the first Policy year, you may change your death benefit option by sending your written request to our Administrative Office. The request will be effective on the date we receive it. A change in death benefit option may have tax consequences. (See "Tax Considerations".)

  If you change from Option 1 (Face Amount) to Option 2 (Face Amount Plus Cash Value), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. The face amount reduction will apply to the Policy's initial face amount and any prior increases in face amount on a pro rata basis. A face amount reduction below $50,000 requires our consent. We may also decrease any rider benefits under the Policy. If you selected the guideline premium test for the Policy, a partial surrender of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy.

  If you change from Option 2 (Face Amount Plus Cash Value) to Option 1 (Face Amount), we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change. We will apply the increase to the Policy's initial face amount and any prior increase in face amount on a pro rata basis.

  AFTER THE POLICY IS ISSUED, YOU CANNOT CHANGE YOUR CHOICE OF TAX TEST (CASH
                                  ------
VALUE ACCUMULATION TEST OR GUIDELINE PREMIUM TEST). IN ADDITION, YOU CANNOT
                                                    -----------------------
CHANGE YOUR ELECTION WHETHER TO ADD THE FACE AMOUNT OF AN ADJUSTABLE TERM
-------------------------------------------------------------------------
INSURANCE RIDER TO THE FACE AMOUNT OF THE BASE POLICY FOR PURPOSES OF
---------------------------------------------------------------------
CALCULATING THE OPTION 1 OR OPTION 2 DEATH BENEFIT. (SEE "DEATH BENEFIT
-----------------------------------------------------------------------
OPTIONS".)
----------

CASH VALUE

  Your Policy's total cash value includes its cash value in the Variable Account and in the Fixed Account. If you have a Policy loan, the cash value also includes the amount we hold in our general account as a result of the loan. The cash value reflects:

  --net premium payments

  --the net investment experience of the Policy's sub-accounts

  --interest credited to cash value in the Fixed Account

  --interest credited to amounts held in the general account for a Policy loan

  --the death benefit option you choose

  --Policy charges

  --partial surrenders

  --transfers among the sub-accounts and Fixed Account

  --the premium payment schedule (annual vs. quarterly, for example) you choose

  We pay you the NET cash value if you surrender the Policy. It equals the cash value minus any outstanding Policy loan (plus interest). We add to the net cash value the cost of insurance charge for the remainder of the month. If you surrender in the grace period, we reduce the net cash value by the Monthly Deduction that applies to the date of surrender. (See "Loan Provision" and "Monthly Deduction from Cash Value".)

  The Policy's cash value in the Variable Account may increase or decrease daily depending on net investment experience. Poor investment experience can reduce the cash value to zero. YOU HAVE THE ENTIRE INVESTMENT RISK FOR THE CASH VALUE IN THE VARIABLE ACCOUNT.

  The Policy's total cash value in the Variable Account equals the number of units credited in each sub-account multiplied by that sub-account's unit value. We convert any premium or cash value allocated to a sub-account into units of the sub-account. Full or partial surrenders, Policy loans, transfers and charges deducted from the cash value reduce the number of units credited in a sub-account. We determine the number of units by dividing the dollar amount of the transaction by the sub-account's unit value next determined following the transaction. (In the case of an initial premium, we use the unit value on the Investment Start Date.)

  The unit value of a sub-account depends on the net investment experience of its corresponding Eligible Fund and reflects fees and expenses of the Eligible Fund. The unit value for each sub-account was set at $100.00 on or about the time when shares of the corresponding Eligible Fund first became available to investors. We determine the unit value as of the close of regular trading on the New York Stock Exchange on each day that the Exchange is open for trading by multiplying the most recent unit value by the net investment factor ("NIF") for that day (see below).

  The NIF for a sub-account reflects:

  --the change in net asset value per share of the corresponding Eligible Fund
    (as of the close of regular trading on the Exchange) from its last value,

  --the amount of dividends or other distributions from the Eligible Fund since the last determination of net asset value per share, and

  --any deductions for taxes that we make from the Variable Account.

   The NIF can be greater or less than one.

ALLOCATION OF NET PREMIUMS

  Your cash value is held in the general account of NELICO or an affiliate until we mail the confirmation for the initial premium. We credit the first net premium with net investment experience equal to that of the Zenith Money Market Sub-Account from the investment start date until the day that we mail the confirmation for the initial premium (in states that require a refund of premiums if you exercise the Right to Return the Policy, until 15 days after we mail the initial premium confirmation). Then, we allocate the Policy's cash value to the Sub-Accounts and/or the Fixed Account as you choose. (See "Investment Options" and "Monthly Deduction from Cash Value.")

  If you increase the Policy face amount, we allocate the portion of net premiums attributable to the increase among accounts in accordance with your current allocation instructions. Currently, you can allocate to an unlimited number of available accounts (including the Fixed Account) at any one time.

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

  INVESTMENT START DATE. The investment start date is the latest of: the date when we first receive a premium payment for the Policy, the date Part II of the Policy application is signed and the Policy Date. (For this purpose, receipt of the premium payment means receipt by your registered representative, if the payment is made with the application; otherwise, it means receipt by a NELICO agency.)

  PREMIUM WITH APPLICATION. If you make a premium payment with the application, the Policy Date is generally the later of the date Part II of the application is signed and receipt of the premium payment. In that case, the Policy Date and investment start date are the same. The amount of premium paid with the application must be at least 10% of the annual Planned Premium for the Policy. You may make only one premium payment before the Policy is issued.

  If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited period that generally begins when we receive the premium for the Policy (or, if later, on the date when Part II of the application is signed). The maximum temporary coverage is the lesser of the amount of insurance applied for and $500,000 for standard and preferred risks ($250,000 for substandard risks and $50,000 for persons who are determined to be uninsurable). These provisions vary in some states.

  If we issue a Policy, Monthly Deductions begin from the Policy Date, even if we delayed the Policy's issuance for underwriting. The deductions are for the face amount of the Policy issued, even if the temporary insurance coverage during underwriting was for a lower amount. If we decline an application, we refund the premium payment made.

  PREMIUM ON DELIVERY. If you pay the initial premium on delivery of the Policy, the Policy Date is usually five days after issue. The investment start date is the later of the Policy Date and the date we received the premium. Monthly Deductions begin on the Policy Date. We credit interest at a 4% net rate on the net Minimum Premium (see "Premiums") for any period between the Policy Date and the investment start date. Insurance coverage under the Policy begins when we receive the number of monthly payments due.

  BACKDATING. We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the application is signed. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, you must also pay the Minimum Premium payable for the period between the Policy Date and the investment start date. As of the investment start date, we allocate to the Policy those net premiums, adjusted for monthly Policy charges and interest at a 4% net rate for that period.

RIGHT TO RETURN THE POLICY

  You may cancel the Policy within 10 days (more in some states) after you receive the Policy. You may return the Policy to us or your registered representative. Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund the cash value of the Policy plus any sales and premium tax charges that were deducted from the premiums you paid, or if required by state insurance law, any premiums paid.

  You may cancel an increase in face amount within 10 days (more in some states) after you receive the adjusted Policy. You may return the face amount increase to NELICO or your registered representative. The face amount increase will be canceled from its beginning and we will return to your cash value any processing charge and Monthly Deduction made for the face amount increase.

                             CHARGES AND EXPENSES

  The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge, to help cover those expenses.

DEDUCTIONS FROM PREMIUMS

  SALES CHARGE. We deduct a sales charge of 8% from each premium payment you make during a Policy year. Currently we reduce the charge to 1% for each premium payment you make above a Target Premium during a Policy year. For this purpose, we consider premiums we receive during the twenty days prior to a Policy anniversary as paid in the next Policy year.

  We indicated your Target Premium on your personalized illustration.

  Sales charges for Policies sold to some cases may be reduced. We may reduce or eliminate the sales charge when you purchase a Policy, on cash value transferred in the first year from certain life insurance policies that were issued by New England Mutual, NELICO or NELICO's affiliates. Eligibility requirements will apply. Your registered representative can advise you regarding the availability of this feature.

  PREMIUM TAX CHARGE. We deduct 2% from each premium payment made to cover premium taxes. Premium taxes vary from state to state.

DEDUCTIONS FROM CASH VALUE

  MONTHLY DEDUCTION. On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.

  --If your Policy is protected against lapse by the Guaranteed Death Benefit rider or three year Minimum Premium guarantee, we make the Monthly Deduction unless the net cash value equals zero. (See "Premiums".)

  --If you do not have the Guaranteed Death Benefit rider and the three year
    Minimum Premium guarantee is not in effect, we make the Monthly Deduction as long as the net cash value is large enough to cover the entire Monthly Deduction. If it is not large enough, the Policy will be in default and may lapse. (See "Lapse and Reinstatement".)

  Currently, there is no Monthly Deduction on or after the Policy Anniversary when the insured reaches age 100.

  The Monthly Deduction reduces the cash value in each Sub-Account of the Variable Account and in the Fixed Account in proportion to the cash value in each, unless you choose a "Single Source Expense Sub-Account" on the Policy application. If you choose a Single Source Expense Sub-Account, we will take the Monthly Deduction from that Sub-Account until the cash value there is gone. Then we will take the Monthly Deduction from your remaining Sub-Accounts and the Fixed Account in proportion to the cash value in each. You cannot choose the Fixed Account as the Single Source Expense Sub-Account.

  The Monthly Deduction includes the following charges:

  --POLICY FEE. The Policy fee is currently equal to $5.00 per month. The fee is guaranteed not to exceed $10.00 per month.

  --MORTALITY AND EXPENSE RISK CHARGE. We deduct a charge for the mortality and expense risks that we assume. This charge is at an annual rate of 0.75% during the first ten Policy years (and during the first ten years following a face amount increase), and 0.25% thereafter (guaranteed not to exceed 0.75%). The rate is applied against the entire cash value, including any cash value held in the general account as collateral for a Policy loan. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated.

  We deduct the mortality and expense risk charge last after all other components of the Monthly Deduction. We calculate it separately for each underwritten segment of coverage and each segment resulting from a term insurance conversion. The actual charge is a weighted average of the mortality and expense risk charge applicable to each segment (based on the relative Target Premium for each segment).

  --MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. There is no cost of insurance charge on or after the Policy Anniversary when the insured reaches age 100. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month after we process the Monthly Deduction (except for the mortality and expense risk charge). The amount at risk is the amount by which the death benefit (discounted at the monthly equivalent of 4% per year) exceeds the Policy's cash value. The cost of insurance rate for your Policy changes from month to month.

  The guaranteed cost of insurance rates for a Policy depend on the insured's

  --underwriting class

  --age on the first day of the Policy year

  --sex (if the Policy is sex-based).

  The current cost of the insurance rates will also depend on

  --the insured's age at issue

  --the Policy year.

  We guarantee that the rates will not be higher than rates based on the 1980 Commissioners Standard Ordinary Mortality Tables (the "1980 CSO Tables"). The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates and investment earnings. We review the adequacy of our cost of insurance rates periodically and may adjust them. Any change will apply prospectively. (For information regarding a Policy's cost of insurance rates following a face amount increase, see "Increase in Face Amount".)

  The underwriting classes we use are smoker standard, smoker rated, nonsmoker preferred, nonsmoker standard, nonsmoker rated and guaranteed issue. Rated and guaranteed issue classes have higher cost of insurance deductions. We base the guaranteed maximum mortality charges for rated Policies on multiples of the 1980 CSO Tables. (For information regarding a Policy's underwriting classification following a face amount increase, see "Increase in Face Amount". See below for a discussion of guaranteed issue Policies.)

  The nonsmoker classes are available as follows:

  --nonsmoker preferred and nonsmoker standard, for Policies with face amounts
    (including any Adjustable Term Insurance Rider coverage) of $100,000 or more where the issue age is 20 through 75

  --nonsmoker standard, for Policies with face amounts below $100,000 and for all Policies where the issue age is above 75.

The nonsmoker preferred class generally offers better current cost of insurance rates than the nonsmoker standard class.

  Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given underwriting class, cost of insurance rates are generally lower for insureds with lower issue ages. Where required by state law, and for Policies sold in connection with some employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured.

  Under Policies issued in New Jersey, an insured's underwriting class may not be improved from smoker to nonsmoker during the first two Policy years.

  We may offer Policies on a guaranteed issue basis to certain cases. We issue these Policies up to predetermined face amount limits. Because we issue these Policies based on minimal underwriting information, they may present a greater mortality cost to us than Policies in the standard class. Therefore, we generally use higher current cost of insurance rates for guaranteed issue Policies. For some cases, the charge may vary based on the size of the group, the total premium for the group and certain characteristics of the group members. The guaranteed maximum monthly cost of insurance charges for guaranteed issue status will exceed charges based on 100% of the 1980 CSO Tables.

  Guaranteed issue Policies have cost of insurance rates that vary based on whether the insured is a smoker or nonsmoker, and the preferred nonsmoker class is not available. The current cost of insurance rates do not vary by individual Policy face amount but may be lower if the members of the group have certain characteristics.

  Some cases may be eligible to purchase Policies on a simplified underwriting basis. They may elect simplified underwriting instead of guaranteed issue or for amounts of insurance above our guaranteed issue limits. However, they may not choose guaranteed issue for some members of the group and simplified underwriting for others. Policies issued on a simplified underwriting basis will have the same cost of insurance rates as fully underwritten Policies; however, the nonsmoker preferred class is not available to these Policies.

  --TERM RIDER. The Adjustable Term Insurance Rider has its own cost of insurance rates that are different from those of the base Policy. If you elect to add the Adjustable Term Insurance Rider to the face amount of the base Policy in the calculation of Death Benefit Option 1 or 2, then once the net amount at risk of the base Policy is zero, any excess cash value of the base Policy reduces the net amount at risk under the term insurance rider. If the Adjustable Term Insurance Rider is not added to the face amount of the base Policy in the calculation of Death Benefit Option 1 or 2, then the term rider's net amount at risk will not be reduced by any of the base Policy's cash value.

  --GUARANTEED DEATH BENEFIT RIDER CHARGE. The charge for the Guaranteed Death Benefit rider is $0.01 per $1,000 of face amount (including the base Policy and any Adjustable Term Insurance Rider).

  --CHARGES FOR ADDITIONAL BENEFITS AND SERVICES. We charge for the cost of any additional Rider benefits as described in the rider form. We also may charge you a nominal fee, which we will bill directly to you, if you request a Policy re-issue or re-dating.

  FACE AMOUNT INCREASE CHARGE. For an underwritten face amount increase, we deduct a charge of $0.80 per $1,000 of face amount increase (not to exceed $25.00) when the increase takes effect, and on the first day of the next eleven Policy months. Currently, there is no Face Amount Increase Charge on or after the Policy Anniversary when the insured reaches age 100.

  CHARGES FOR INCOME TAXES. We currently do not charge for income taxes against the Variable Account, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "Charge for NELICO's Income Taxes".)

CHARGES AGAINST THE ELIGIBLE FUNDS

  The following table shows the annual operating expenses for each series, based on actual expenses for 1999, after giving effect to the applicable expense cap or expense deferral arrangement:

ANNUAL OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER ANY EXPENSE CAP)

                                          BACK       BACK
                                          BAY         BAY        BACK            WESTPEAK   LOOMIS
                                        ADVISORS   ADVISORS      BAY    WESTPEAK  GROWTH    SAYLES
                            CAPITAL       BOND       MONEY     ADVISORS  STOCK      AND     SMALL
                             GROWTH      INCOME     MARKET     MANAGED   INDEX    INCOME     CAP
                             SERIES      SERIES     SERIES      SERIES   SERIES   SERIES   SERIES*
                         -------------- -------- ------------- -------- -------- --------- --------
Management Fee..........      .62%        .40%        .35%       .50%     .25%     .68%      .90%
Other Expenses..........      .04%        .08%        .05%       .08%     .10%     .06%      .10%
                              ----        ----       -----       ----     ----     ----     -----
  Total Series
   Operating............      .66%        .48%        .40%       .58%     .35%     .74%     1.00%

EXPENSES

ANNUAL OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER EXPENSE DEFERRAL)

                                                    MORGAN
                         HARRIS/OAKMARK             STANLEY     DAVIS    ALGER               MFS
                             MIDCAP              INTERNATIONAL VENTURE   EQUITY     MFS    RESEARCH
                             VALUE      BALANCED    MAGNUM      VALUE    GROWTH  INVESTORS MANAGERS
                             SERIES      SERIES  EQUITY SERIES  SERIES   SERIES   SERIES*  SERIES*
                         -------------- -------- ------------- -------- -------- --------- --------
Management Fee..........      .75%        .70%        .90%       .75%     .75%     .75%      .75%
Other Expenses..........      .13%        .07%        .40%       .06%     .05%     .15%      .15%
                              ----        ----       -----       ----     ----     ----     -----
  Total Operating
   Expenses.............      .88%        .77%       1.30%       .81%     .80%     .90%      .90%

--------

* Without the applicable expense cap or expense deferral arrangement (described below), Total Series Operating Expenses for the year ended December 31, 1999 would have been: MFS Investors Series, 2.03%; and MFS Research Managers Series, 2.03%. In 1999 the management fee for the Loomis Sayles Small Cap Series was 1.00%, and Total Series Operating Expenses were capped at 1.00%. Without the expense cap, Total Series Operating Expenses would have been 1.10%.

Our affiliate, New England Investment Management, Inc. (formerly known as TNE Advisers, Inc.), advises the series of the Zenith Fund except for the Capital Growth Series. New England Investment Management voluntarily limits the expenses of certain series with either an expense cap or expense deferral arrangement. Under the expense cap, New England Investment Management bears expenses of the Loomis Sayles Small Cap Series that exceed 1.00% of average daily net assets. Under the expense deferral agreement, New England Investment Management bears expenses of the Harris/Oakmark Midcap Value, Morgan Stanley International Magnum Equity, MFS Investors, and MFS Research Managers Series that exceed .90% of average daily net assets (1.30% for the Morgan Stanley International Magnum Equity Series) in the year the series incurs them and charges those expenses to the series in a future year if actual expenses of the series are below the limit. New England Investment Management may end these expense limits at any time.

  MetLife is the investment advisor for the Portfolios of the Metropolitan Series Fund, Inc. The Portfolios pay investment management fees to MetLife and also bear other expenses. The chart below shows the total operating expenses of the Portfolios for the year ended December 31, 1999 (in the case of the Putnum Large Cap Growth Portfolio, anticipated expenses for 2000) as a percentage of Portfolio net assets.

                                                MANAGEMENT  OTHER   TOTAL ANNUAL
PORTFOLIO                                          FEES    EXPENSES   EXPENSES
---------                                       ---------- -------- ------------
Putnum Large Cap Growth........................                           *
Janus Mid Cap..................................
Russell 2000 Index.............................                           *

--------

* MetLife voluntarily pays expenses (other than the management fee, brokerage commissions, taxes, interest and other loan costs, and any unusual one-time expenses) of the Putnam Large Cap Growth Portfolio that exceed .20% of net assets. Without this subsidy, the anticipated total annual expenses of the
  Putnam Large Cap Growth Portfolio would be   %. MetLife also paid such
  expenses that exceeded .20% of net assets for the Russell 2000 Index Portfolio until December 3, 1999. Without this subsidy the total annual
  expenses of the Russell 2000 Index Portfolio for 1999 would have been   %.
  Beginning February 22, 2000, MetLife is paying such expenses that exceed .30% of the Russell 2000 Index Portfolio's net assets until the earlier of
  (i) April 30, 2001 and (ii) the date when the Portfolio's net assets reach $200 million.

  The investment adviser for VIP and VIP II is Fidelity Management & Research Company ("FMR"). The Portfolios of VIP and VIP II pay investment management fees to FMR and also bear certain other expenses. For the year ended December 31, 1999, the total operating expenses of the Portfolios, as a percentage of Portfolio average net assets, were:

                                                MANAGEMENT  OTHER   TOTAL ANNUAL
PORTFOLIO                                          FEES    EXPENSES   EXPENSES
---------                                       ---------- -------- ------------
VIP Equity-Income..............................    .48%      .09%      .57%*
VIP Overseas...................................    .73%      .18%      .91%*
VIP High Income................................    .58%      .11%      .69%
VIP II Asset Manager...........................    .53%      .10%      .63%*

--------

* Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements and custodian interest credits. If we included these reductions, total annual expenses would have been .56% for VIP Equity-Income Portfolio, .87% for VIP Overseas Portfolio and .62% for VIP II Asset Manager Portfolio.

  Affiliates of FMR compensate NELICO and/or certain affiliates for administrative, distribution, or other services relating to these Portfolios of VIP and VIP II. This compensation is based on assets of the Portfolios attributable to the Policies and certain other variable insurance products that we and our affiliates issue.

SPECIAL ARRANGEMENTS

  We may waive, reduce or vary any Policy charges under Policies sold to some cases. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. These variations of charges do not apply to Policies sold in New York other than

Policies sold to non-tax qualified deferred compensation plans of various types. Consult your registered representative for any variations that may be available and appropriate for your case.

  The United States Supreme Court has ruled that insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, we offer Policies that do not vary based on the sex of the insured to certain employee benefit programs. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.

                                   PREMIUMS

FLEXIBLE PREMIUMS

  Within limits, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which is a level amount. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting and our consent. No payment can be less than $25 ($10 for payments made under certain monthly payment arrangements). We limit the total of Planned Premiums and other payments to our published maximum.

  You can pay Planned Premiums on an annual, semi-annual, quarterly or monthly schedule. You can change your Planned Premium schedule by sending your request to us. However, you cannot increase the amount of your Planned Premium unless we consent, and we may require underwriting.

  You may make payments by check or money order. We will send premium notices for annual, semi-annual, quarterly or monthly Planned Premiums. You may also make premium payments by wire transfer of federal funds in accordance with our current procedures.

  You may not make premium payments on and after the Policy anniversary on which the insured reaches age 100, except under the Policy's grace period provision. (See "Lapse and Reinstatement.")

  If you have selected the guideline premium test, Federal tax law limits the amount of premiums that you can pay under the Policy. In addition, if any payments under the Policy exceed the "7-pay test" under Federal tax law, your Policy will become a "modified endowment contract" and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay test". (See "Tax Considerations".)

  We allocate net payments to your Policy's Sub-Accounts as of the date we receive the payment. (See "Communications and Payments".)

  Under current processing, we treat a payment first as a Planned Premium, second as repayment of Policy loan interest due, and last as an unscheduled payment, unless you instruct us otherwise in writing. (For Policies issued in
                                                      -----------------------
New York, we treat a payment as a Planned Premium when a Policy loan is
--------
outstanding only if the payment is in the exact amount of the Planned Premium
            ----
next due; otherwise, we treat it first as repayment of Policy loan interest due, second as a Planned Premium, and last as an unscheduled payment.) We do not treat a payment as repayment of a Policy loan unless you instruct us to.

  If you have a Policy loan, it may be better to repay the loan than to make a premium payment, because the premium payment is subject to sales and tax charges, whereas the loan repayment is not subject to any charges. (See "Loan Provision", "Deductions from Premiums" and "Death Benefit".)

   Two types of premium payment levels can protect your Policy against lapse
 (1) for the first three Policy years, and (2) until age 100 of the insured.

--------------------------------------------------------------------------------

   First three Policy years--In general, if you pay the three year Minimum
   ------------------------
 Premium amounts on time, the Policy will not lapse even if the net cash value is less than the Monthly Deduction in any month. If (a) the total premiums you have paid, less all partial surrenders and any outstanding Policy loan balance, at least equal (b) the total monthly Minimum Premiums for the Policy up to that Policy month, the Policy will not lapse. The guarantee will not apply if you substitute the insured or reinstate the Policy, unless on reinstatement you pay all your unpaid Minimum Premiums, including those for the period of lapse. We recalculate the Minimum Premium if you (1) reduce the face amount or make a partial surrender that reduces the face amount, (2) increase or decrease rider coverage, (3) increase the face amount, or (4) if the rating classification for your Policy is improved. The Minimum Premium amount (shown in your Policy) is based on your Policy's face amount, the age, sex (unless unisex rates apply) and underwriting class of the insured, current Policy charges and any riders to the Policy.

   To age 100 of the insured--If you elect the Guaranteed Death Benefit rider
   -------------------------
 and pay the Guaranteed Death Benefit premium amounts on time, the Policy will stay in force until age 100 of the insured. We recalculate the Guaranteed Death Benefit premium following the same Policy transactions described above for a recalculation of the three year Minimum Premium amount. The Guaranteed Death Benefit premium amount (shown in your Policy) is based on the same factors as the three year Minimum Premium, except that it is based on the guaranteed level of Policy charges.

   Under Policies issued in New Jersey, if you have met the requirements for
   -----------------------------------
 the three-year Minimum Premium death benefit guarantee at the end of the three year guarantee period, the Minimum Premium death benefit guarantee will continue to apply during the fourth Policy year as long as (a) payments made during that Policy year, less partial surrenders and loans made in that year, equal (b) the guaranteed maximum Policy charges for the fourth Policy year. If you make a Policy transaction that changes the amount of the guaranteed maximum Policy charges for that year, then the amount needed to preserve the Minimum Premium death benefit guarantee for an extra Policy year will change accordingly.

--------------------------------------------------------------------------------

LAPSE AND REINSTATEMENT

  LAPSE. Unless your Policy is protected by the Guaranteed Death Benefit or the Minimum Premium guarantee, any month that your Policy's net cash value is not large enough to cover a Monthly Deduction, your Policy will be in default. Your Policy provides a 62 day grace period for payment of a premium large enough to cover the Monthly Deduction and all deductions from the premium. (For Policies issued in New Jersey the amount due is the least of: a premium
----------------------------------
large enough to cover the Monthly Deduction and all deductions from the premium; a premium large enough to permit the Guaranteed Death Benefit to be in effect; and a premium large enough to permit the three year Minimum Premium death benefit to be in effect.) We will notify you of the amount due. You have insurance coverage during the grace period, but if the insured dies before you have paid the premium, we deduct from the death proceeds the unpaid Monthly Deduction for the period prior to the date of death. If you have not paid the required premium by the end of the grace period, your Policy will lapse without value.

  REINSTATEMENT. If your Policy has lapsed, you may reinstate it within seven years after the date of lapse. If more than seven years have passed, or if you have surrendered the Policy, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us.

                             OTHER POLICY FEATURES

INCREASE IN FACE AMOUNT

  After the first Policy year you may increase the Policy's face amount. Our underwriting rules and requirements, including proof of insurability, will apply. The increase must be at least $10,000. If the increase requires medical underwriting, we will deduct a face amount increase charge of $0.80 per $1,000 of the face amount increase (not to exceed $25.00) when the increase takes effect, and on the first day of the next eleven Policy months. We will deduct the charge from the Policy's cash value in the sub-accounts and the Fixed Account, in proportion to the amount of cash value in each (unless you have elected a Single Source Expense Sub-Account).

  An increase in face amount may have tax consequences. (See "Tax
Considerations".)

  After an underwritten face amount increase, we assign a Target Premium to the new face amount segment. It is based on the insured's age at the start of that Policy year and current underwriting class, and on the amount of the face amount increase.

  Face amount increases that are not medically underwritten do not require a face amount increase charge and usually do not increase the Policy's Target Premium. (The exception is a conversion from term insurance, which does increase the Target Premium but does not trigger a face amount increase charge.)

--------------------------------------------------------------------------------
   Sales charge--After a face amount increase, we currently deduct the sales
   ------------
 charge based on the total Target Premium for your Policy, including Target Premiums assigned to any face amount increases. Therefore, we currently deduct 8% from each premium you make in a Policy year until you have paid an amount equal to the Policy's total Target Premium and 1% from any premium balance in that year.

   Monthly deduction--We adjust the Monthly Deduction starting on the
   -----------------
 effective date of a face amount increase to reflect the new face amount and amount at risk. We base cost of insurance charges for the face amount increase on the insured's age at the time of the increase (if underwritten or from a term conversion), or on age at issue (if not underwritten) and reflect any change in risk class (if underwritten). Generally, if the insured's risk class improved, we base future cost of insurance rates for the whole Policy on the better class. If the insured's risk class is worse than at issue (or at the time of an earlier face amount increase), only the cost of insurance charge for the face amount increase will be based on the worse risk class. We base cost of insurance rates for the Policy after a face amount increase on a weighted average of the net amounts at risk for each face amount segment. (See "Charges and Expenses--Monthly Deduction from Cash Value.")

   We determine the net amount at risk of a face increase segment by calculating the percentage of the Policy's new net amount at risk that the face increase added. For example, if you increase the face amount by $100,000 and the total net amount at risk just after the face increase is $250,000, then 40% of the total net amount at risk applies to the face amount increase and 60% applies to the initial face amount. In that case, the net amount at risk used to determine the cost of insurance charge for the face amount increase would be the Policy's total net amount at risk on a monthly processing day, multiplied by 40%.

   Mortality and expense risk charge--We calculate the mortality and expense
   ---------------------------------
 risk charge separately for each face amount segment that was underwritten or resulted from a term insurance conversion. We base the total charge on a weighted average of the mortality and expense risk charge that applies to each segment, which in turn is based on the relative Target Premium for each segment.

   For commission purposes, we attribute a portion of each premium you pay to a face amount increase, based on the relative Target Premium for each face amount segment.
--------------------------------------------------------------------------------

  An increase in face amount will take effect on the first day of the Policy month following our approval of your application for the increase. You can contact our Administrative Office or your registered representative for information on requesting a face amount increase. You have a limited time in which you may cancel a face amount increase. (See "Right to Return the Policy".)

  If a Policy has an Adjustable Term Insurance Rider, then we may offer increases in term insurance coverage, including annual term insurance increases which are related to increases in salary or which are based on a fixed annual percentage (the "Salary Refresh" program). We may also offer increases that relate to premium contributions by an employer. We determine limits on the annual and/or total amount of term insurance increases per Policy that we will permit on a guaranteed issue basis at issue of the Policies. Increases that are not pursuant to an annual increase, or which exceed this limit, will require underwriting. The terms and conditions of the Salary Refresh program are contained in our published rules which are furnished at the time of application.

LOAN PROVISION

  You may borrow all or part of the Policy's "loan value" beginning fifteen days after we mail the confirmation for the initial premium. We make the loan as of the date when we receive a loan request. (See "Communications and Payments".) You should contact our Administrative Office or your registered representative for information on loan procedures.

  The Policy's loan value is equal to 90% (or more if required by state law) of the Policy's cash value. The loan value available is reduced by any outstanding loan plus interest.

  If you purchase a Policy with the proceeds of another life insurance policy that has an outstanding policy loan (see "Premium Payments"), then any loan remaining against the new Policy cannot exceed 75% of the Policy's cash value at issue. It may not be advantageous to replace existing insurance with a Policy.

  When we pay the loan proceeds to you, we transfer cash value in the amount of the loan from the Sub-Accounts to our general account as collateral for the loan. When you make a loan repayment, we transfer cash value in the amount of the repayment and held as collateral from the general account back to the Sub-Accounts. Unless you request otherwise, we transfer cash value for a Policy loan from the Sub-Accounts in proportion to the cash value in each. We allocate all loan repayments, unless you request otherwise, to the Sub-Accounts in proportion to the cash value in each at the time of repayment. (See "The Fixed Account" for information on when loans and loan repayments can impact cash value in the Fixed Account.)

  The interest rate charged on Policy loans is an effective rate of 4.75% per year. It accrues daily, and is due on the Policy Anniversary. If not paid, we add the interest accrued to the loan amount, and we deduct an amount equal to the unpaid interest from the Policy's cash value in the Sub-Accounts in proportion to the amount in each. Amounts we take as collateral for a loan earn interest at an effective rate of not less than 4.00% per year. The rate we currently credit is 4.00% for the first 10 Policy years and 4.50% thereafter. (You should consult a tax advisor as to the tax consequences associated with a Policy loan outstanding after the tenth Policy year.) We credit this interest amount to the Policy's Sub-Accounts on the Policy Anniversary, in proportion to the cash value in each.

  The amount taken from the Policy's Sub-Accounts as a result of a loan does not participate in the investment experience of the Sub-Accounts. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest.

  If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Deductions from Premiums" and "Death Benefit".)

  If Policy loans plus accrued interest exceed the Policy's cash value at any time, we will notify you that the Policy is going to terminate. (This is called an "excess Policy loan".) The Policy will terminate without value 62 days after we mail the notice unless you pay us the excess Policy loan amount within that time. If the Policy lapses with a loan outstanding, adverse tax consequences may result. If your Policy is a "modified endowment contract", loans under your Policy may be treated as taxable distributions. (See "Tax Considerations" below.)

  Department of Labor ("DOL") regulations impose requirements for participant loans under tax-qualified pension plans. Therefore, plan loan provisions may differ from Policy loan provisions. (See "Tax Considerations".)

SURRENDER

  You may surrender a Policy for its net cash value at any time while the insured is living. We determine the net cash value of the surrendered Policy as of the date when we receive a surrender request. The net cash value equals the cash value reduced by any Policy loan and accrued interest. We increase the net cash value paid on surrender by the portion of any cost of insurance charge we deducted for the period beyond the date of surrender. If you surrender the Policy during the grace period, we reduce the net cash value you receive by an amount to cover the Monthly Deduction to the date of surrender. You may apply all or part of the net cash value to a payment option. (See "Payment Options".) A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

PARTIAL SURRENDER

  You may make a partial surrender of the Policy beginning fifteen days after we mail the confirmation of the initial premium payment. A partial surrender reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. Any reduction in the face amount causes a proportionate reduction in the Policy's Target Premium. A partial surrender may also reduce rider benefits. For purposes of the cost of insurance charge, any face amount reduction will apply to each face amount segment on a pro rata basis. We reserve the right to decline a partial surrender request that would reduce the face amount below the Policy's required minimum.

  We have the right to limit partial surrenders in any one Policy year to 20% of the Policy's net cash value on the date of the first partial surrender for the Policy year or, if less, the Policy's available loan value. Currently, we permit partial surrenders of up to 90% of the Policy's net cash value per year, if there is sufficient available loan value.

  You may not reinvest cash value paid upon partial surrender in the Policy except as premium payments, which are subject to the charges described under "Deductions From Premiums."

  A partial surrender first reduces the Policy's cash value in the Sub-Accounts of the Variable Account, in proportion to the amount of cash value in each, and then the Fixed Account, unless you request otherwise. (See "The Fixed Account" below.) We determine the amount of net cash value paid upon partial surrender as of the date when we receive a request. You can contact your registered representative or the Administrative Office for information on partial surrender procedures.

  A reduction in the death benefit as a result of a partial surrender may create a "modified endowment contract" or have other adverse tax consequences. If you are contemplating a partial surrender, you should consult your tax advisor regarding the tax consequences. (See "Tax Considerations".)

REDUCTION IN FACE AMOUNT

  After the first Policy year, you may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. (This feature differs from a partial surrender, which reduces the Policy's net cash value.)

  For purposes of the cost of insurance charge, a face amount reduction will apply to each face amount segment on a pro rata basis. The face amount remaining has to meet our minimum face amount requirements, except with our consent.

  If you decrease the face amount of your Policy, we also decrease the Target Premium. A face amount reduction usually decreases the death benefit. However, if we are increasing the death benefit to satisfy federal income tax laws, a face amount reduction will not decrease the death benefit. A reduction in face amount in this situation is not advisable, because it will not reduce your death benefit or cost of insurance charges. We also may decrease any rider benefits attached to the Policy.

  If you have selected the guideline premium test, a reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy. In these cases, you may need to have a portion of the Policy's cash value paid to you to comply with Federal tax law.

  A face amount reduction takes effect as of the first day of the Policy month on or after the date when we receive a request. You can contact your registered representative or the Administrative Office for information on face reduction procedures.

  A reduction in the face amount of a Policy may create a "modified endowment contract". If you are contemplating a reduction in face amount, you should consult your tax advisor regarding the tax consequences of the transaction. (See "Tax Considerations".)

ACCELERATION OF DEATH BENEFIT RIDER

  We may offer in the future a rider benefit that will allow you to receive an accelerated payment of your Policy's death benefit. This benefit will be available where certain special needs exist, as described briefly below. Your right to exercise the rider will be subject to certain conditions.

  We will make the accelerated benefits rider available to you only if: (1)
  -------------------------------------------------------------------------
your state insurance department has approved the rider, and (2) we believe
--------------------------------------------------------------------------
that the rider will meet the definition of an accelerated death benefit for
---------------------------------------------------------------------------
Federal income tax purposes and (3) we believe that the rider will not
----------------------------------------------------------------------
jeopardize the qualification of the Policy as life insurance under Federal
--------------------------------------------------------------------------
income tax law.
---------------

  We expect that payment of the rider benefit will be available if the insured is diagnosed as terminally ill, as defined in the rider. The benefit may be subject to discounting and charges. Payment will be subject to evidence satisfactory to us.

  See "Tax Considerations", below, for a discussion of the tax consequences associated with the accelerated benefits rider.

INVESTMENT OPTIONS

  You can allocate your Policy's premiums and cash value among the Sub-Accounts of the Variable Account and the Fixed Account in any combination. Currently, you can allocate to an unlimited number of the available accounts (including the Fixed Account) at any one time; we have the right to limit to ten the number of accounts to which you can allocate at any one time. You must allocate whole percentages.

  You make the initial allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone or by written request. (See "Communications and Payments".)

  See "Transfer Option" below for information on how to request a transfer or reallocation by telephone.

TRANSFER OPTION

  Beginning fifteen days after we mail the confirmation for the initial premium, you may transfer your Policy's cash value between Sub-Accounts. We reserve the right to limit sub-account transfers to four per Policy year (twelve per Policy year for Policies issued in New York). Currently we do not limit the number of transfers per Policy year. We reserve the right to make a charge for transfers in excess of twelve in a Policy year. A transfer is effective as of the date when we receive the transfer request. (See "Communications and Payments".) For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".

  We did not design the Policy's transfer privilege to give you a way to speculate on short-term market movements. To prevent excessive transfers that could disrupt the management of the Eligible Funds and increase transaction costs, we may adopt procedures to limit excessive transfer activity. For example, we may impose conditions and limits on, or refuse to accept, transfer requests that we receive from third parties. Third parties include investment advisors or registered representatives acting under power(s) of attorney from one or more Policy owners.

  You may request a Sub-Account transfer or reallocation of future premiums by written request (which may be telecopied) to our Administrative Office or by telephoning us. To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-621-5086. We use reasonable procedures to confirm that instructions communicated by telephone are genuine. Any telephone instructions that we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions.

DOLLAR COST AVERAGING

  We offer an automated transfer privilege called dollar cost averaging. The same dollar amount is transferred to selected Sub-Accounts each month. Over time, more purchases of Eligible Fund shares are made when the value of those shares is low, and fewer shares are purchased when the value is high. As a result, a lower than average cost of purchases may be achieved over the long term. This plan of investing allows you to take advantage of investment fluctuations, but does not assure a profit or protect against a loss in declining markets. (See Appendix C.)

  Under this feature, you may request that a certain amount of your cash value be transferred on any selected business day of each month (or if not a day when the New York Stock Exchange is open, the next such day), from any one Sub-Account to one or more of the other Sub-Accounts. We have the right to limit allocation of cash value to no more than 10 of the Sub-Accounts at any one time. You must transfer a minimum of $100 to each Sub-Account that you select under this feature. You can select a dollar cost averaging program when you apply for the Policy or at a later date by contacting our Administrative Office. You may participate in the dollar cost averaging program while you are participating in the asset rebalancing program as long as the Sub-Account from which you are transferring cash value under the dollar cost averaging program is not included in the asset rebalancing program. (See "Asset Rebalancing"
   ---
below). You can cancel your use of the dollar cost averaging program at any time before the monthly transfer date. Transfers will continue until you notify us to stop or there no longer is sufficient cash value in the Sub-Account from which you are transferring.

ASSET REBALANCING

  We offer an asset rebalancing program for cash value. Cash value allocated to the Sub-Accounts can be expected to increase or decrease at different rates. An asset rebalancing program automatically reallocates your cash value among the Sub-Accounts each quarter to return the allocation to the allocation percentages you specify. Asset rebalancing is intended to transfer cash value from those Sub-Accounts that have increased in value to those that have declined, or not increased as much, in value. Over time, this method of investing may help you "buy low and sell high," although there can be no assurance that this objective will be achieved. Asset rebalancing does not guarantee profits, nor does it assure that you will not have losses.

  You can select an asset rebalancing program when you apply for the Policy or at a later date by contacting our Administrative Office. You specify the percentage allocations by which your cash value will be reallocated among the Sub-Accounts. You may participate in the asset rebalancing program while you are participating in the dollar cost averaging program as long as the Sub-Account from which you are transferring cash value under the dollar cost averaging program is not included in the asset rebalancing
                                     ---
program. (See "Dollar Cost Averaging" above). On the last day of each calendar quarter on which the New York Stock Exchange is open, we will transfer cash value among the Sub-Accounts as necessary to return the allocation to your specifications. Asset rebalancing will continue until you notify us in writing or by telephone at our Administrative Office.

SUBSTITUTION OF INSURED PERSON

  Subject to state insurance department approval, we offer a rider benefit that permits you to substitute the insured person under your Policy, if you provide satisfactory evidence that the person proposed to be insured is insurable. The right to substitute the insured person is subject to some restrictions. A substitution of the insured person is a taxable exchange. In addition, a substitution of the insured person could reduce the amount of premiums you can pay into the Policy under Federal tax law if you selected the guideline premium test and, therefore, may require a partial surrender of cash value.

  Your registered representative can provide current information on the availability of the rider. You should consult your tax advisor before substituting the insured person under your Policy.

PAYMENT OF PROCEEDS

  We ordinarily pay any net cash value, loan value or death benefit proceeds payable from the Sub-Accounts within seven days after we receive a request, or satisfactory proof of death of the insured. (See "Communications and Payments".) However, we may delay payment (except when a loan is made to pay a premium to us) or transfers from the Sub-Accounts: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted, (ii) if the SEC determines that a state of emergency exists that makes payments or Sub-Account transfers impractical, or (iii) at any other time when the Eligible Funds or the Variable Account have the legal right to suspend payment.

  We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy Owner's check which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.

  The beneficiary can elect our Access Plus program for payment of death proceeds at any time before we pay them. We establish an Access Plus account at State Street Bank & Trust Company at the time for payment. The Access Plus account provides convenient access to proceeds, which are maintained in MetLife's general account, through checkbook privileges with State Street.

  Normally we promptly make payments of cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.

24 MONTH RIGHT

  GENERAL RIGHT. Generally, during the first 24 months after the Policy's issue date, and during the first 24 months after the date of an increase in face amount, you may convert the Policy, or a portion of it, to fixed benefit coverage by transferring all or a portion of your Policy's cash value, and allocating all or a portion of future premiums, to the Fixed Account. The request to convert to fixed benefit coverage must be in written form satisfactory to us.

  You may exercise this privilege only once within 24 months after issue, and only once within 24 months after each increase in face amount. Transfers into the Fixed Account pursuant to this right will not count toward the limit on the number of cash value transfers permitted under the Policy each year. Transfers of cash value back to one or more Sub-Accounts of the Variable Account are subject to the Policy's general limits on transfers from the Fixed Account (see "The Fixed Account").

  The Policy permits us to limit allocations to the Fixed Account under some circumstances. (See "The Fixed Account.") If we limit such allocations and you then wish to exercise the 24 Month Right, you may allocate to the Fixed Account only (i) the Policy's cash value before any face amount increase plus the portion of future premiums attributable to the Policy's face amount before any increase, if you exercise the right during the first 24 months after issue, or (ii) the portion of the Policy's cash value and future premiums attributable to the face amount increase, if you exercise the right within 24 months after a face amount increase. After exercising the 24 Month Right, you may continue to allocate to the Fixed Account only the percentage of premiums that you allocated to the Fixed Account pursuant to your most recent exercise of the 24 Month Right. In addition, if you have exercised this right, and we later limit such allocations, then you may continue to allocate to the Fixed Account only the lowest percentage of premiums that you allocated to the Fixed Account at any time since your most recent exercise of the 24 Month Right.

  FOR POLICIES ISSUED IN MARYLAND AND NEW JERSEY. Under Policies issued in Maryland and New Jersey, you can exchange the initial face amount of your Policy, and any increase in face amount of your Policy, for a fixed benefit whole life or endowment life insurance policy provided that you repay any policy loans and (1) the Policy has not lapsed and (2) the exchange is made within 24 months after the Policy's issue date or, if you are exchanging an increase in face amount, within 24 months after the date of the increase.

  We make the exchange without evidence of insurability. The new policy will have, at your option, either the same death benefit or the same net amount at risk as that being exchanged. For the exchange of the initial face amount of the variable life policy, the new policy will have the same issue age, underwriting class and policy date as the variable life policy had. For the exchange of an increase in face amount, the new policy will have the same issue age and underwriting class of the insured as on the date of the increase, and a policy date equal to the effective date of the increase. We will attach any riders to the original Policy to the new policy if they are available.

  Contact us or your registered representative for more specific information about the 24 Month Right in these states. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.

PAYMENT OPTIONS

  We pay the Policy's death benefit and net cash value in one sum unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the death of the insured. You can contact your registered representative or the Administrative Office for the procedure to follow. The payment options available are fixed benefit options only and are not affected by the investment experience of the Variable Account. Once payments under an option begin, withdrawal rights may be restricted.

  The following payment options are available:

  (i) INCOME FOR A SPECIFIED NUMBER OF YEARS. We pay proceeds in equal monthly installments for up to 30 years, with interest at a rate not less than 3.5% a year, compounded yearly. Additional interest that we pay for any year is added to the monthly payments for that year.

  (ii) LIFE INCOME. We pay proceeds in equal monthly installments (i) during the life of the payee, (ii) for the longer of the life of the payee or 10 years, or (iii) for the longer of the life of the payee or 20 years.

  (iii) LIFE INCOME WITH REFUND. We pay proceeds in equal monthly installments during the life of the payee. At the payee's death, we pay any unpaid proceeds remaining either in one sum or in equal monthly installments until we have paid the total proceeds.

  (iv) INTEREST. We hold proceeds for the life of the payee or another agreed upon period. We pay interest of at least 3.5% a year monthly or add it to the principal annually. At the death of the payee, or at the end of the period agreed to, we pay the balance of principal and any interest in one sum.

  (v) SPECIFIED AMOUNT OF INCOME. We pay proceeds plus accrued interest of at least 3.5% a year in an amount and at a frequency elected until we have paid total proceeds. We pay any amounts unpaid at the death of the payee in one sum.

  (vi) LIFE INCOME FOR TWO LIVES. We pay proceeds in equal monthly installments (i) while either of two payees is living, (ii) for the longer of the life of the surviving payee or 10 years, or (iii) while the two payees are living and, after the death of one payee, we pay two-thirds of the monthly amount for the life of the surviving payee.

  You need our consent to use an option if the installment payments would be less than $20.

ADDITIONAL BENEFITS BY RIDER

  If you elect the Guaranteed Death Benefit at issue, we add it to the Policy by rider. You can add other additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.

  It may be to your economic advantage to include a significant portion or percentage of your insurance coverage under an Adjustable Term Insurance Rider. However, like the cost of coverage under the Policy, charges deducted from the Policy's cash value to pay for term coverage no longer participate in the investment experience of the Variable Account, and generally increase with the age of the covered individual. Use of a term rider reduces sales compensation. Your registered representative can provide you more information on the uses of term rider coverage.

  The following riders are available:

  ADJUSTABLE TERM RIDER, which provides term insurance. This Rider terminates no later than the Policy anniversary on which the insured has reached age 100.

  WAIVER OF MONTHLY DEDUCTION, which provides for waiver of Monthly Deductions upon the disability of the insured.

  TEMPORARY TERM INSURANCE, which provides for insurance from the date of issue to the Policy Date.

  Not all riders may be available to you and riders in addition to those listed above may be made available. Restrictions on rider coverage may apply in some states. You should consult your registered representative regarding the availability of riders.

POLICY OWNER AND BENEFICIARY

  The Policy Owner is named in the application but may be changed from time to time. At the death of the Policy Owner, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the insured.

  The beneficiary is also named in the application. You may change the beneficiary of the Policy at any time before the death of the insured. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, we pay proceeds to the Policy Owner.

  A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or the Administrative Office for the procedure to follow.

  You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments will be subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

                             THE VARIABLE ACCOUNT

  We established the Variable Account as a separate investment account on January 31, 1983 under Delaware law. It became subject to Massachusetts law when we changed our domicile to Massachusetts on August 30, 1996. The Variable Account is the funding vehicle for the Policies and other NELICO variable life insurance policies; these other policies impose different costs, and provide different benefits, from the Policies. The Variable Account meets the definition of a "separate account" under Federal securities laws, and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Variable Account's management or investments. However, the Massachusetts Insurance Commissioner regulates NELICO and the Variable Account, which are also subject to the insurance laws and regulations where the Policies are sold.

  Although we own the assets of the Variable Account, applicable law provides that the portion of the Variable Account assets equal to the reserves and other liabilities of the Variable Account may not be charged with liabilities that arise out of any other business we may conduct. We believe this means that the assets of the Variable Account equal to the reserves and other liabilities of the Variable Account are not available to meet the claims of our general creditors, and may only be used to support the cash values under our variable life insurance policies issued by the Variable Account. We may transfer to our general account assets which exceed the reserves and other liabilities of the Variable Account. We will consider any possible adverse impact such a transfer might have on the Variable Account.

  Income and realized and unrealized capital gains and losses of the Variable Account are credited to the Variable Account without regard to any of our other income or capital gains and losses.

INVESTMENTS OF THE VARIABLE ACCOUNT

  Sub-Accounts of the Variable Account that are available in this Policy invest in the following Eligible Funds:

  The Zenith Back Bay Advisors Money Market Series. Its investment objective is the highest possible level of current income consistent with preservation of capital. An investment in the Money Market Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Series seeks to maintain a net asset value of $100 per share, it is possible to lose money by investing in the Money Market Series.

  The Zenith Back Bay Advisors Bond Income Series. Its investment objective is a high level of current income consistent with protection of capital.

  The Zenith Capital Growth Series. Its investment objective is the long-term growth of capital through investment primarily in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy.

  The Zenith Westpeak Stock Index Series. Its investment objective is investment results that correspond to the composite price and yield performance of the S&P 500 Index.

  The Zenith Back Bay Advisors Managed Series. Its investment objective is a favorable total investment return through investment in a diversified portfolio.

  The Zenith Westpeak Growth and Income Series. Its investment objective is long-term total return through investment in equity securities.

  The Zenith Loomis Sayles Small Cap Series. Its investment objective is long-term capital growth from investments in common stocks or their equivalents.

  The Zenith Balanced Series (formerly, the Loomis Sayles Balanced Series). Its investment objective is long-term total return from a combination of capital appreciation and current income.

  The Zenith Morgan Stanley International Magnum Equity Series. Its investment objective is long-term capital appreciation through investment primarily in international equity securities. In addition to the risks associated with equity securities generally, foreign securities present additional risks.

  The Zenith Harris/Oakmark Midcap Value Series (formerly, the Goldman Sachs Midcap Value Series). Its investment objective is long-term capital appreciation.

  The Zenith Davis Venture Value Series. Its investment objective is growth of capital.

  The Zenith Alger Equity Growth Series. Its investment objective is long-term capital appreciation.

  The Zenith MFS Investors Series. Its investment objective is reasonable current income and long-term growth of capital and income.

  The Zenith MFS Research Managers Series. Its investment objective is long-term growth of capital.

  The Metropolitan Putnam Large Cap Growth Portfolio.* Its investment objective is capital appreciation.

  The Metropolitan Janus Mid Cap Portfolio.* Its investment objective is long-term growth of capital.

  The Metropolitan Russell 2000 Index Portfolio.* Its investment objective is to equal the return of the Russell 2000 Index.

  The VIP Equity-Income Portfolio. It seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund seeks a yield which exceeds the composite yield on the securities comprising the S&P 500.

  The VIP Overseas Portfolio. It seeks long-term growth of capital. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

  The VIP High Income Portfolio. It seeks a high level of current income while also considering growth of capital. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

  The VIP II Asset Manager Portfolio. It seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term instruments.
--------
*Availability is subject to any necessary state insurance department approvals.

  The Zenith Fund and the Metropolitan Series Fund, Inc. are open-end management investment companies, more commonly known as mutual funds. These funds are available as investment vehicles for separate investment accounts of MetLife, NELICO and other life insurance companies.

  VIP and VIP II are mutual funds that serve as the investment vehicles for variable life insurance and variable annuity separate accounts of various insurance companies.

  The Variable Account purchases and sells Eligible Fund shares at their net asset value (without a deduction for sales load) determined as of the close of regular trading on the New York Stock Exchange on each day when the exchange is open for trading.

  The Eligible Funds' investment objectives may not be met. More about the Eligible Funds, including their investments, expenses, and risks, is in the attached Eligible Fund prospectuses and the Eligible Funds' Statements of Additional Information.

  The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.

INVESTMENT MANAGEMENT

  The adviser and sub-adviser for each series of the Zenith Fund are listed in the chart below. New England Investment Management, which is an indirect, wholly-owned subsidiary of NELICO, CGM, and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

        SERIES                           ADVISER                               SUB-ADVISER
        ------                           -------                               -----------
Capital Growth           Capital Growth Management Limited
                         Partnership ("CGM")*
Back Bay Advisors Money  New England Investment Management, Inc. Back Bay Advisors, L.P.*
 Market
Back Bay Advisors Bond   New England Investment Management, Inc. Back Bay Advisors, L.P.*
 Income
Back Bay Advisors        New England Investment Management, Inc. Back Bay Advisors, L.P.*
 Managed
Westpeak Stock Index     New England Investment Management, Inc. Westpeak Investment Advisors, L.P.*
Westpeak Growth and      New England Investment Management, Inc. Westpeak Investment Advisors, L.P.*
 Income
Loomis Sayles Small Cap  New England Investment Management, Inc. Loomis, Sayles & Company, L.P.*
Balanced                 New England Investment Management, Inc. Wellington Management Company, LLP
Morgan Stanley           New England Investment Management, Inc. Morgan Stanley Dean Witter
 International                                                    Investment Management Inc.
 Magnum Equity
Harris/Oakmark Midcap    New England Investment Management, Inc. Harris Associates L.P.
 Value
Davis Venture Value      New England Investment Management, Inc. Davis Selected Advisers, L.P.**
Alger Equity Growth      New England Investment Management, Inc. Fred Alger Management, Inc.
MFS Investors            New England Investment Management, Inc. Massachusetts Financial Services Company
MFS Research Managers    New England Investment Management, Inc. Massachusetts Financial Services Company

--------
  * An affiliate of NELICO
 ** Davis Selected may also delegate any of its responsibilities to Davis
    Selected Advisers--NY, Inc., a wholly-owned subsidiary of Davis Selected.

  In the case of the Back Bay Advisors Money Market Series, Back Bay Advisors Bond Income Series, Back Bay Advisors Managed Series, Westpeak Stock Index Series, Westpeak Growth and Income Series, Harris/Oakmark Midcap Value Series and Loomis Sayles Small Cap Series, New England Investment Management became the adviser on May 1, 1995. The Morgan Stanley International Magnum Equity Series' sub-adviser was Draycott Partners, Ltd. until May 1, 1997, when Morgan Stanley Dean Witter Investment Management became the sub-adviser. The Harris/Oakmark Midcap Value Series' sub-adviser was Loomis Sayles until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., became the sub-adviser. Harris Associates became the sub-adviser on May 1, 2000. The Balanced Series' sub-adviser was Loomis Sayles until May 1, 2000, when Wellington Management Company became the sub-adviser. For more information about the Series' advisory agreements, see the Zenith Fund prospectus attached at the end of this prospectus and the Zenith Fund's Statement of Additional Information.

  MetLife is the investment adviser for the Metropolitan Series Fund Portfolios. Putnam Investment Management, Inc. is the sub-investment manager of the Putnam Large Cap Growth Portfolio. Janus Capital Corporation is the sub-investment manager of the Janus Mid Cap Portfolio. For more information regarding the investment adviser and sub-investment managers of the Metropolitan Series Fund Portfolios, see the Metropolitan Series Fund prospectus attached at the end of this prospectus and its Statement of Additional Information.

  Fidelity Management & Research Company ("FMR") is the investment adviser for VIP and VIP II. For more information regarding the VIP Equity-Income, VIP Overseas, VIP High Income and VIP II Asset Manager Portfolios and FMR, see the VIP and VIP II prospectuses attached at the end of this prospectus and their Statements of Additional Information.

                               THE FIXED ACCOUNT

  THE POLICY HAS A FIXED ACCOUNT OPTION ONLY IN STATES THAT APPROVE IT.

  You may allocate net premiums and transfer cash value to the Fixed Account, which is part of NELICO's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and the SEC does not review Fixed Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

  Our general account includes all of our assets, except assets in the Variable Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the Fixed Account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 4%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.

  We can change our Fixed Account interest crediting procedures. Currently, all cash value in the Fixed Account on a Policy anniversary earns interest at the declared annual rate in effect on the anniversary until the next Policy anniversary, when it is credited with our current rate. (Although our current practice is to credit your entire Fixed Account cash value on a Policy anniversary with our current annual rate until the next anniversary, we can select any portion, from 0% to 100%, of your Fixed Account cash value on a Policy anniversary to earn interest at our current rate until the next Policy anniversary, unless otherwise required by state law.) Any net premiums allocated or cash value transferred to the Fixed Account on a date other than a Policy anniversary earn interest at our current rate until the next Policy anniversary. Any loan repayment allocated to the Fixed Account is credited with the lesser of our current interest rate and the effective interest rate for your Policy's cash value in the Fixed Account on the date of the repayment. The effective interest rate is a weighted average of all the Fixed Account rates for your Policy.

VALUES AND BENEFITS

  Cash value in the Fixed Account increases from net premiums allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial surrenders made from the Fixed Account, charges, and transfers from the

Fixed Account. We deduct charges from the Fixed Account and the Policy's sub-accounts in proportion to the amount of cash value in each. (See "Monthly Deduction from Cash Value"). A Policy's total cash value includes cash value in the Variable Account, the Fixed Account, and any cash value held in our general account (but outside of the Fixed Account) due to a Policy loan.

  Cash value in the Fixed Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Variable Account. (See "Death Benefit".)

POLICY TRANSACTIONS

  We can restrict allocations and transfers to the Fixed Account if the effective annual rate of interest on the amount would be 4%. Otherwise, the requirements for Fixed Account and Variable Account allocations are the same. (See "Allocation of Net Premiums".)

  Except as described below, the Fixed Account has the same rights and limitations about premium allocations, transfers, loans, surrenders and partial surrenders as the Variable Account. (See "Other Policy Features".) The following special rules apply to the Fixed Account.

  TRANSFERS FROM THE FIXED ACCOUNT TO THE VARIABLE ACCOUNT ARE ALLOWED ONLY ONCE IN EACH POLICY YEAR. WE PROCESS A TRANSFER FROM THE FIXED ACCOUNT IF WE RECEIVE THE TRANSFER REQUEST WITHIN THE 30 DAY PERIOD AFTER THE POLICY ANNIVERSARY. WE MAKE THE TRANSFER AS OF THE DATE WE RECEIVE THE TRANSFER REQUEST AT OUR ADMINISTRATIVE OFFICE.

  THE AMOUNT OF CASH VALUE YOU MAY TRANSFER FROM THE FIXED ACCOUNT IS LIMITED TO THE GREATER OF 25% OF THE POLICY'S CASH VALUE IN THE FIXED ACCOUNT ON THE TRANSFER DATE OR THE AMOUNT OF CASH VALUE TRANSFERRED FROM THE FIXED ACCOUNT IN THE PRECEDING POLICY YEAR. Regardless of these limits, if a transfer of cash value from the Fixed Account would reduce the remaining cash value in the Fixed Account below $100, you may transfer the entire amount of Fixed Account cash value. The total number of transfers among sub-accounts and from the sub-accounts to the Fixed Account may not exceed four in one Policy year without our consent. We currently do not limit the number of these transfers in a Policy year.

  Unless you request otherwise, a Policy loan reduces the Policy's cash value in the sub-accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the loan, we take the balance from the Fixed Account. We allocate all loan repayments first to the outstanding loan balance attributable to the Fixed Account. The amount removed from the Policy's sub-accounts and the Fixed Account as a result of a loan earns interest at an effective rate of at least 4% per year, which we credit annually to the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

  Unless you request otherwise, we take partial surrenders only from the Policy's sub-accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the partial surrender, we take the balance from the Fixed Account.

  We can delay transfers, surrenders, and Policy loans from the Fixed Account for up to six months (to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.

                        NELICO'S DISTRIBUTION AGREEMENT

  We sell the Policies through licensed insurance agents. These agents are also registered representatives of New England Securities Corporation ("New England Securities"). New England Securities, a Massachusetts corporation organized in 1968 and an indirect, wholly-owned subsidiary of NELICO, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

  New England Securities, 399 Boylston Street, Boston, Massachusetts 02116, also serves as the principal underwriter for the Policies under a Distribution Agreement with NELICO. Under the Distribution Agreement, we pay the following sales expenses: general agent and agency manager's compensation, agents' training allowances, deferred compensation and insurance benefits of agents, general agents and agency managers and advertising expenses and all other expenses of distributing the Policies.

  The selling agent may select one of three schedules for payment of commissions and/or service fees: (1) a maximum of 12.5% of the Target Premium paid in the first Policy year (or in the first year after a face amount increase), a maximum of 6% in

Policy years two through ten, and a maximum of 2% thereafter; with a maximum commission of .75% of each payment above the Target Premium in the first Policy year (.60% in renewal years); or (2) a maximum of 8% of the Target Premium paid in the first through fourth Policy years (or in the first through fourth years after a face amount increase) and 2% of the Target Premium paid in the fifth through fifteenth such years, and, beginning in the fifth Policy year, a maximum of .15% of the Policy's cash value (reducing to .11% in the eleventh Policy year and .074% in the sixteenth Policy year); with a maximum commission of .75% of each payment above the Target Premium in the first Policy year (.20% in renewal years); or (3) a maximum commission of 12.5% of the Target Premium paid in the first Policy year (or in the first year after a face amount increase), plus a maximum of .26% of the Policy's cash value after the first Policy year; with a maximum commission of .75% of each payment above the Target Premium in the first Policy year. Each face amount segment has its own Target Premium. For commission purposes we attribute a portion of each premium payment to each face amount segment, based on the segment's relative Target Premiums. Agents who meet certain NELICO productivity and persistency standards may be eligible for additional compensation. Agents may receive a portion of the general agent's expense reimbursement allowance.

  New England Securities may enter into selling agreements with other broker-dealers registered under the Securities Exchange Act of 1934 whose representatives are authorized by applicable law to sell variable life insurance policies. Under the agreements with those broker-dealers, commissions paid to the broker-dealer on behalf of the registered representative will not exceed those described above (except for a maximum possible 6.5% of Target Premium commission in years two through ten under the first schedule). We may pay certain broker-dealers an additional bonus after the first Policy year on behalf of certain registered representatives, which may be up to the amount of the basic commission for the particular Policy year. We pay commissions through the registered broker-dealer, and may also pay additional compensation to the broker-dealer and/or reimburse it for portions of Policy sales expenses. The registered representative may receive a portion of the expense reimbursement allowance paid to the broker-dealer.

               LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY

  Generally, we can challenge the validity of your Policy or a rider to your Policy during the insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from payment of an underwritten premium payment for two years during the insured's lifetime from receipt of the premium payment and can challenge the portion of the death benefit resulting from an increase in face amount for two years during the insured's lifetime from the date of the increase. However, if the insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time for misrepresentations in the application. If the insured dies within two years of an increase in face amount, we can challenge the portion of the death benefit resulting from the face amount increase at any time for misrepresentation.

MISSTATEMENT OF AGE OR SEX

  If the application misstates the insured's age or sex, the Policy's death benefit is the amount that the most recent Monthly Deduction which was made would provide, based on the insured's correct age and, if the Policy is sex-based, correct sex.

SUICIDE

  If the insured commits suicide within two years (or less, if required by state law) from the date of issue, the death benefit is limited to premiums paid, less any policy loan balance and partial surrenders. If the insured commits suicide more than two years from the issue date of the Policy but within two years from the date of an increase in face amount, the death benefit for the increase in face amount is limited to the Monthly Deductions and any Face Amount Increase Administrative Charge made to pay for that increase. (Where required by state law, we determine the death benefit under this provision by using the greater of: the reserve of the insurance which is subject to the provision; and the amounts used to purchase the insurance which is subject to the provision.)

                              TAX CONSIDERATIONS

INTRODUCTION

  The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

  In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a rated or guaranteed issue basis and Policies with term riders added and it is not clear whether such Policies will in all cases satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

  In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Policy Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Policy Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Policy Owner from being treated as the owner of the Variable Account assets supporting the Policy.

  In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements.

  The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

  IN GENERAL. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

  Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

  MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

  If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the

Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. A material change may also occur if you request an increase in the face amount of your Policy. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments, to limit increases in face amount, or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

  DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

  (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

  (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

  (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

  DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

  Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with Policy loans that are outstanding after the first 15 Policy years is less clear and a tax adviser should be consulted about such loans.

  Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

  INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

  POLICY LOANS. In general, interest on a Policy loan will not be deductible. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

  MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

  ACCELERATED BENEFITS RIDER. If such a rider is made available, we believe that payments received under the accelerated benefit rider should be fully excludable from the gross income of the beneficiary if the beneficiary is the insured under the Policy. (See "Acceleration of Death Benefit Rider" for more information regarding the rider.) However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

  OTHER POLICY OWNER TAX MATTERS. Federal and state estate, inheritance, transfer and other tax consequences depend on the individual circumstances of each Policy Owner or beneficiary.

  The tax consequences of continuing the Policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's 100th year.

  If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a

"current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost (generally referred to as the "P.S. 58" cost) to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

  Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

  Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

  We believe that Policies subject to Puerto Rican tax law will generally receive treatment similar, with certain modifications, to that described above. Among other differences, Policies governed by Puerto Rican tax law are not currently subject to the rules described above regarding Modified Endowment Contracts. You should consult your tax adviser with respect to Puerto Rican tax law governing the Policies.

  POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

NELICO'S INCOME TAXES

  Under current Federal income tax law NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for company Federal income taxes. We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

  Under current laws in several states we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant, and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                                   MANAGEMENT

  The directors and executive officers of NELICO and their principal business experience during the past five years are:

                              DIRECTORS OF NELICO

 NAME AND PRINCIPAL                      PRINCIPAL BUSINESS EXPERIENCE
 BUSINESS ADDRESS                          DURING THE PAST FIVE YEARS
 ------------------                      -----------------------------
 James M. Benson            Chairman, President and Chief Executive Officer of
                             NELICO since 1998 and President, Individual Business
                             of Metropolitan Life Insurance Company since 1999;
                             formerly, Director, President and Chief Operating
                             Officer 1997-1998 of NELICO; President and Chief
                             Executive Officer 1996-1997 of Equitable Life
                             Assurance Society; President and Chief Operating
                             Officer 1996-1997 of Equitable Companies, Inc.;
                             President and Chief Operating Officer 1994-1996 of
                             Equitable Life Assurance Society.
 Robert H. Benmosche        Director of NELICO since 1998 and Chairman, President
  Metropolitan Life          and Chief Executive Officer of Metropolitan Life
  Insurance Co.              Insurance Company since 1998; formerly, Director,
  One Madison Avenue         President and Chief Operating Officer 1997-1998;
  New York, NY 10010         Executive Vice President 1995-1997 of Metropolitan
                             Life; Executive Vice President 1989-1995 of Paine
                             Webber.
 Susan C. Crampton          Director of NELICO since 1996 and serves as Principal
  6 Tarbox Road              of The Vermont Partnership, a business consulting firm
  Jericho, VT 05465          located in Jericho, Vermont since 1989; formerly,
                             Director 1989-1996 of New England Mutual.
 Edward A. Fox              Director of NELICO since 1996 and Chairman of the Board
  R.R. Box 67-15             of SLM Holdings since 1997; formerly, Director 1994-
  Harborside, ME 04642       1996 of New England Mutual.
 George J. Goodman          Director of NELICO since 1996 and author, television
  Adam Smith's Money World   journalist, and editor.
  50th Floor, Craig Drill
  Capital
  General Motors Building
  767 Fifth Street
  New York, NY 10153
 Dr. Evelyn E. Handler      Director of NELICO since 1996 and President of
  Ten Sterling Place         Merrimack Higher Education Associates, Inc. since
  Bow, NH 03304              1998; formerly Director 1987-1996 of New England
                             Mutual and Executive Director and Chief Executive
                             Officer 1994-1997 of the California Academy of
                             Sciences.
 Philip K. Howard, Esq.     Director of NELICO since 1996 and Partner of the law
  Howard, Smith & Levin LLP  firm of Howard, Smith & Levin LLP in New York City.
  1330 Avenue of the
  Americas
  New York, NY 10019
 Bernard A. Leventhal       Director of NELICO since 1996; formerly, Vice Chairman
  Burlington Industries      of the Board of Directors 1995-1998 of Burlington
  1345 Avenue of the         Industries, Inc.; Director and Executive Vice
  Americas                   President 1993-1995 of Burlington Menswear Division.
  17th Floor
  New York, NY 10105
 Thomas J. May              Director of NELICO since 1996 and Chairman, President
  Boston Edison Company      and Chief Executive Officer of Boston Edison Company
  800 Boylston Street        since 1994; formerly, Director 1994-1996 of New
  Boston, MA 02199           England Mutual.
 Stewart G. Nagler          Director of NELICO since 1996 and Vice Chairman and
  Metropolitan Life          Chief Financial Officer of Metropolitan Life Insurance
  Insurance Co.              Company since 1998; formerly, Senior Executive Vice
  One Madison Avenue         President and Chief Financial Officer 1986-1998 of
  New York, NY 10010         Metropolitan Life Insurance Company.

 NAME AND PRINCIPAL                      PRINCIPAL BUSINESS EXPERIENCE
 BUSINESS ADDRESS                          DURING THE PAST FIVE YEARS
 ------------------                      -----------------------------
 Catherine A. Rein          Director of NELICO since 1998 and President and Chief
  Metropolitan Property and  Executive Officer of Metropolitan Property and
  Casualty                   Casualty Insurance Company since 1999; formerly,
  Insurance Company          Senior Executive Vice President 1998-1999; Executive
  700 Quaker Lane            Vice President 1989-1998 of Metropolitan Life
  Warwick, RI 02887          Insurance Company.
 Rand N. Stowell            Director of NELICO since 1996 and President of United
  P.O. Box 60                Timber Corp. of Dixfield, Maine; formerly, Director
  Weld, ME 04285             1990-1996 of New England Mutual.
 Alexander B. Trowbridge    Director of NELICO since 1996 and President of
  Trowbridge Partners Inc.   Trowbridge Partners, Inc. in Washington, DC; formerly,
  1317 F Street, NW,         Director 1983-1996 of New England Mutual.
  Suite 500
  Washington, D.C. 20004

                          EXECUTIVE OFFICERS OF NELICO
                              OTHER THAN DIRECTORS

                                         PRINCIPAL BUSINESS EXPERIENCE
            NAME                           DURING THE PAST FIVE YEARS
            ----                         -----------------------------
 James M. Benson            See Directors above.
 David W. Allen             Senior Vice President of NELICO since 1996; formerly,
                             Senior Vice President 1994-1996 of New England Mutual.
 A. Frank Beaz              Executive Vice President of NELICO since 1999,
                             formerly, Senior Vice President 1998-1999 of NELICO;
                             Chief Administrative Officer and Senior Vice President
                             1997-1998 of Equitable Distributors and Senior Vice
                             President 1994-1997 of The Equitable Life Insurance
                             Companies.
 Pauline V. Belisle         Senior Vice President of NELICO since 1996; formerly,
                             Senior Vice President 1994-1996 of New England Mutual.
 Mary Ann Brown             President, New England Products and Services (a
                             business unit of NELICO) since 1998; formerly,
                             Director, Worldwide Life Insurance 1997-1998 for Swiss
                             Reinsurance New Markets; President & Chief Executive
                             Officer 1996-1998 of Atlantic International
                             Reinsurance Company; Executive Vice President 1996-
                             1997 of Swiss Re Atrium and Swiss Re Services and
                             Principal 1987-1996 of Tillinghast/Towers Perrin.
 Anthony J. Candito         President, NEF Information Services (a business unit of
                             NELICO) and Chief Information Officer since 1998;
                             formerly, Senior Vice President 1996-1998 of NELICO;
                             Senior Vice President 1995-1996 and Vice President
                             1994-1995 of New England Mutual.
 Anne Marie Faria           Senior Vice President of NELICO since 1996; formerly,
                             Vice President 1990-1996 of New England Mutual.
 Thom A. Faria              President, Career Agency System (a business unit of
                             NELICO) since 1996; formerly, Executive Vice President
                             in 1996, Senior Vice President 1993-1996 of New
                             England Mutual.
 Anne M. Goggin             Senior Vice President and Associate General Counsel of
                             NELICO since 1997; formerly, Vice President and
                             Counsel of NELICO in 1996, Vice President and Counsel
                             1994-1996 of New England Mutual.
 Daniel D. Jordan           Second Vice President, Counsel, Secretary and Clerk
                             since 1996; formerly, Counsel and Assistant Secretary
                             1990-1996 of New England Mutual.
 Alan C. Leland, Jr.        Senior Vice President of NELICO since 1996; formerly,
                             Vice President 1984-1996 of New England Mutual.

                                         PRINCIPAL BUSINESS EXPERIENCE
            NAME                           DURING THE PAST FIVE YEARS
            ----                         -----------------------------
 George J. Maloof           Senior Vice President of NELICO since 1996; formerly,
                             Vice President 1991-1996 of New England Mutual.
 Kenneth D. Martinelli      Senior Vice President of NELICO since 1999; formerly,
                             Vice President 1997-1999 of NELICO and Vice President
                             1994-1997 of The Equitable Life Assurance Company.
 Thomas W. McConnell        Senior Vice President of NELICO since 1996 and
                             Director, Chief Executive Officer and President of New
                             England Securities Corporation since 1993.
 Hugh C. McHaffie           Senior Vice President of NELICO since 1999; formerly,
                             Vice President 1994-1999 of Manaufacturers Life
                             Insurance Company of North America.
 Stephen J. McLaughlin      Senior Vice President of NELICO since 1999; formerly,
                             Vice President 1996-1999 of NELICO and Vice President
                             1994-1996 of New England Mutual.
 Thomas W. Moore            Senior Vice President of NELICO since 1996; formerly,
                             Vice President 1990-1996 of New England Mutual.
 Richard A. Robinson        Second Vice President and chief accounting officer of
                             NELICO since 1998; formerly, Second Vice President
                             1997-1998 of NELICO; Manager of Life Insurance
                             Accounting 1994-1997 of Liberty Life Assurance
                             Company.
 David Y. Rogers            Executive Vice President and Chief Financial Officer of
                             NELICO since 1999; formerly, Partner, Actuarial
                             Consulting 1992-1999 of Price Waterhouse Coopers LLP.
 John G. Small, Jr.         President, New England Services (a business unit of
                             NELICO) since 1997; formerly, Senior Vice President
                             1996-1997 of NELICO and Senior Vice President 1990-
                             1996 of New England Mutual.
 H. James Wilson            Executive Vice President and General Counsel of NELICO
                             since 1996; formerly, Executive Vice President and
                             General Counsel 1993-1996 of New England Mutual.
 John W. Wright             President, New England Financial Employee Benefits
                             Group (a business unit of NELICO) since 1996;
                             formerly, President 1993-1996 New England Employee
                             Benefits Group (a business unit of New England
                             Mutual).

  The principal business address for each of the directors and executive officers is the same as NELICO's except where indicated otherwise.

                                 VOTING RIGHTS

  We own the Eligible Fund shares held in the Variable Account and vote those shares at meetings of the Eligible Fund shareholders. Under Federal securities law, you currently have the right to instruct us how to vote shares that are attributable to your Policy.

  Policy Owners who are entitled to give voting instructions and the number of shares attributable to their Policies are determined as of the meeting record date. If we do not receive timely instructions, we will vote shares in the same proportion as (i) the aggregate cash value of policies giving instructions, respectively, to vote for, against, or withhold votes on a proposition, bears to (ii) the total cash value in that sub-account for all policies for which we receive voting instructions. No voting privileges apply to the Fixed Account or to cash value removed from the Variable Account due to a Policy loan.

  We will vote all Eligible Fund shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

  The Eligible Funds' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of an Eligible Fund, or differences in voting instructions given by variable life and variable annuity contract owners. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected sub-accounts from the Eligible Fund(s), if necessary. If we believe any Eligible Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.

  We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of an Eligible Fund portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with a sub-account's investment objectives. If we do disregard voting instructions, the next annual report to Policy Owners will include a summary of that action and the reasons for it.

                           RIGHTS RESERVED BY NELICO

  We and our affiliates may change the voting procedures described above, and vote Eligible Fund shares without Policy Owner instructions, if the securities laws change. We also reserve the right: (1) to add sub-accounts; (2) to combine sub-accounts; (3) to invest sub-account assets as a substitute for Eligible Fund shares, to close a sub-account, or to transfer assets to our general account as permitted by applicable law; (4) to operate the Variable Account as a management investment company under the Investment Company Act of 1940 or in any other form; and (5) to deregister the Variable Account under the Investment Company Act of 1940. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Variable Account or its investments.

                               TOLL-FREE NUMBERS

  For information about historical values of the Variable Account Sub-Accounts, call 1-800-333-2501.

  For Sub-Account transfers, premium reallocations, or Statements of Additional Information for the Eligible Funds, call 1-800-621-5086.

  You may also call our Administrative Office at 1-800-621-5086 to request current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or to request Policy loans of less than $25,000. Requests must be in writing if the Policy is owned by a corporation or a pension trust.

  For all other Policy changes, please contact your registered representative.

                                    REPORTS

  We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, sub-account transfers, lapses, surrenders and other Policy transactions when they occur.

  You will be sent semiannual reports containing the financial statements of the Variable Account and the Eligible Funds.

                             ADVERTISING PRACTICES

  Professional organizations may endorse the Policies. We may use such endorsements in Policy sales material. We may pay the professional organization for the use of its customer or mailing lists to distribute Policy promotional materials. An endorsement by a third party does not predict the future performance of the Policies.

  Articles discussing the Variable Account's investment performance, rankings and other characteristics may appear in publications. Some or all of these publishers or ranking services (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) may publish their own rankings or performance reviews of variable contract separate accounts, including the Variable Account. We may use references to, or reprints of such articles or rankings as sales material and may include rankings that indicate the names of other variable contract separate accounts and their investment experience. We may also use unit values to provide information about the Variable Account's investment performance in this prospectus, marketing materials, and historical illustrations.

  Publications may use articles and releases, developed by NELICO, the Eligible Funds and other parties, about the Variable Account or the Eligible Funds. We may use references to or reprints of such articles in sales material for the Policies or the Variable Account. Such literature may refer to personnel of the advisers, who have portfolio management responsibility, and their investment style, and include excerpts from media articles.

  We are a member of the Insurance Marketplace Standards Association ("IMSA"), and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

  Policy sales material may refer to historical, current and prospective economic trends. In addition, sales material may discuss topics of general investor interest for the benefit of registered representatives and prospective Policy Owners. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

                                 LEGAL MATTERS

  Legal matters in connection with the Policies described in this prospectus have been passed on by H. James Wilson, General Counsel of NELICO. Sutherland Asbill & Brennan LLP, of Washington, D.C., has provided advice on certain matters relating to the Federal securities laws.

                            REGISTRATION STATEMENT

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                                    EXPERTS

  The financial statements of New England Variable Life Separate Account of New England Life Insurance Company ("NELICO") and the consolidated financial statements of NELICO and subsidiaries included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.


  Actuarial matters included in this prospectus have been examined by Rodney
J. Chandler, F.S.A., M.A.A.A., Second Vice President and Actuary of NELICO, as stated in his opinion filed as an exhibit to the Registration Statement.

                                  APPENDIX A

                 ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES,
                           AND ACCUMULATED PREMIUMS

  The tables in Appendix A illustrate the way the Policies work. They show how the death benefit and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to constant after tax annual rates of 0%, 6% and 12%. The insured is assumed to be in the nonsmoker preferred risk classification. The Tables assume no rider benefits and assume that no allocations are made to the Fixed Account. (See "Charges and Expenses.") Illustrations show Option 1 and Option 2 death benefits, for the cash value accumulation test and guideline premium test.

  The illustrated death benefits and cash values for a Policy would be different, either higher or lower, from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below that average during the period, if premiums were paid in other amounts or at other than annual intervals. They would also be different depending on the allocation of cash value among the Variable Account's Sub-Accounts, if the actual gross rate of return for all Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Sub-Accounts. They would also differ if a Policy loan or partial surrender were made during the period of time illustrated, if the insured were female or in another risk classification, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown on particular illustrations even if the average rate of return is achieved.

  The death benefits and cash values shown in the tables reflect: (i) deductions from premiums for the sales charge and premium tax charge; and (ii) a Monthly Deduction (consisting of a Policy fee, a mortality and expense risk fee, and a charge for the cost of insurance) from the cash value on the first day of each Policy month. (See "Charges and Expenses".) The illustrations reflect an average of the investment advisory fees and operating expenses of the Eligible Funds, at an annual rate of .76% of the average daily net assets of the Eligible Funds. This average reflects voluntary expense cap and expense deferral arrangements between New England Investment Management and the Zenith Fund that New England Investment Management could terminate at any time.

  Taking account of the average investment advisory fee and operating expenses of the Eligible Funds, the gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -0.76%, 5.2% and 11.15%, respectively.

  The second column of each table shows the amount which would accumulate if an amount equal to the annual premium were invested to earn interest, after taxes, of 5% per year, compounded annually.

  The internal rate of return on net cash value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the net cash value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. The internal rate of return is compounded annually, and the premiums are assumed to be paid at the beginning of each Policy year.

  If you request, we will furnish a personalized illustration reflecting the proposed insured's age, sex, underwriting classification, and the face amount or premium payment schedule requested. Where applicable, we will also furnish on request an illustration for a Policy which is not affected by the sex of the insured.

                               MALE ISSUE AGE 40
                 $50,000 ANNUAL PREMIUM FOR SEVEN POLICY YEARS
                     NONSMOKER PREFERRED UNDERWRITING RISK
                            $1,054,000 FACE AMOUNT
                            OPTION 1 DEATH BENEFIT
                         CASH VALUE ACCUMULATION TEST

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                             DEATH BENEFIT                     CASH VALUE             INTERNAL RATE OF RETURN
         PREMIUMS        ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL           ON NET CASH VALUE
        ACCUMULATED           GROSS ANNUAL                    GROSS ANNUAL          ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%           RATE OF RETURN OF               RATE OF RETURN OF          ANNUAL RATE OF RETURN OF
POLICY   INTEREST   -------------------------------- ------------------------------ -------------------------------
 YEAR    PER YEAR       0%         6%        12%        0%        6%        12%        0%         6%        12%
------  -----------     --         --        ---        --        --        ---        --         --        ---
   1    $   52,500  $1,054,000 $1,054,000 $1,054,000 $ 42,015 $   44,605 $   47,193    -15.97%    -10.79%    -5.61%
   2       107,625   1,054,000  1,054,000  1,054,000   83,415     91,205     99,292    -11.50      -5.98     -0.47
   3       165,506   1,054,000  1,054,000  1,054,000  124,133    139,817    156,739     -9.17      -3.47      2.21
   4       226,282   1,054,000  1,054,000  1,054,000  164,084    190,443    220,015     -7.76      -1.95      3.85
   5       290,096   1,054,000  1,054,000  1,054,000  203,461    243,369    289,934     -6.79      -0.89      4.98
   6       357,100   1,054,000  1,054,000  1,054,000  243,313    299,716    368,175     -5.96      -0.03      5.88
   7       427,455   1,054,000  1,054,000  1,231,484  282,541    358,565    454,300     -5.36       0.60      6.53
   8       448,828   1,054,000  1,054,000  1,313,790  276,838    373,044    499,591     -4.67       1.28      7.17
   9       471,270   1,054,000  1,054,000  1,401,829  271,095    388,086    549,352     -4.23       1.73      7.61
  10       494,833   1,054,000  1,054,000  1,496,420  265,427    403,824    604,167     -3.92       2.05      7.93
  15       631,546   1,054,000  1,082,929  2,134,836  242,139    504,943    995,422     -3.04       3.09      8.97
  20       806,031   1,054,000  1,180,866  3,065,931  213,259    629,131  1,633,439     -2.88       3.50      9.38
  25     1,028,722   1,054,000  1,294,410  4,426,144  172,863    779,267  2,664,648     -3.16       3.69      9.58
  30     1,312,940   1,054,000  1,429,710  6,438,469  112,308    959,283  4,319,973     -4.14       3.79      9.69
  35     1,675,681   1,054,000  1,603,808  9,511,616   33,081  1,182,121  7,010,743     -7.14       3.87      9.76
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------     --         --         ---
   1      2008.00%   2008.00%   2008.00%
   2       311.84     311.84     311.84
   3       136.03     136.03     136.03
   4        79.23      79.23      79.23
   5        52.55      52.55      52.55
   6        37.45      37.45      37.45
   7        27.90      27.90      31.95
   8        22.64      22.64      27.34
   9        18.98      18.98      24.11
  10        16.30      16.30      21.74
  15         9.47       9.71      15.85
  20         6.65       7.35      13.41
  25         5.11       6.09      12.09
  30         4.15       5.33      11.29
  35         3.50       4.86      10.80

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40
                 $50,000 ANNUAL PREMIUM FOR SEVEN POLICY YEARS
                     NONSMOKER PREFERRED UNDERWRITING RISK
                            $1,054,000 FACE AMOUNT
                            OPTION 1 DEATH BENEFIT
                         CASH VALUE ACCUMULATION TEST

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                             DEATH BENEFIT                    CASH VALUE             INTERNAL RATE OF RETURN
         PREMIUMS        ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL           ON NET CASH VALUE
        ACCUMULATED           GROSS ANNUAL                   GROSS ANNUAL          ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%           RATE OF RETURN OF              RATE OF RETURN OF         ANNUAL RATE OF RETURN OF
POLICY   INTEREST   -------------------------------- ---------------------------- --------------------------------
 YEAR    PER YEAR       0%         6%        12%        0%       6%       12%         0%         6%        12%
------  -----------     --         --        ---        --       --       ---         --         --        ---
   1    $   52,500  $1,054,000 $1,054,000 $1,054,000 $ 41,183 $ 43,748 $   46,310     -17.63%    -12.50%    -7.38%
   2       107,625   1,054,000  1,054,000  1,054,000   81,610   89,297     97,279     -12.81      -7.31     -1.82
   3       165,506   1,054,000  1,054,000  1,054,000  121,312  136,760    153,435     -10.24      -4.55      1.14
   4       226,282   1,054,000  1,054,000  1,054,000  160,284  186,218    215,330      -8.66      -2.84      2.98
   5       290,096   1,054,000  1,054,000  1,054,000  198,548  237,791    283,611      -7.59      -1.66      4.23
   6       357,100   1,054,000  1,054,000  1,054,000  236,105  291,583    358,985      -6.81      -0.81      5.15
   7       427,455   1,054,000  1,054,000  1,197,387  272,981  347,736    441,721      -6.22      -0.16      5.82
   8       448,828   1,054,000  1,054,000  1,269,811  264,627  359,150    482,867      -5.56       0.52      6.48
   9       471,270   1,054,000  1,054,000  1,346,646  256,023  370,835    527,727      -5.17       0.97      6.92
  10       494,833   1,054,000  1,054,000  1,428,159  247,123  382,778    576,607      -4.92       1.28      7.24
  15       631,546   1,054,000  1,054,000  1,916,457  196,179  445,845    893,597      -4.75       2.03      8.02
  20       806,031   1,054,000  1,054,000  2,572,471  127,052  512,573  1,370,538      -5.83       2.26      8.28
  25     1,028,722   1,054,000  1,054,000  3,453,697   24,993  580,726  2,079,211     -11.42       2.32      8.37
  30     1,312,940           0  1,054,000  4,637,355        0  644,581  3,111,493    -100.00       2.28      8.38
  35     1,675,681           0  1,054,000  6,227,164        0  695,393  4,589,867    -100.00       2.17      8.33
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------     --         --         ---
   1     2,008.00%  2,008.00%  2,008.00%
   2       311.84     311.84     311.84
   3       136.03     136.03     136.03
   4        79.23      79.23      79.23
   5        52.55      52.55      52.55
   6        37.45      37.45      37.45
   7        27.90      27.90      31.21
   8        22.64      22.64      26.61
   9        18.98      18.98      23.38
  10        16.30      16.30      21.00
  15         9.47       9.47      14.86
  20         6.65       6.65      12.27
  25         5.11       5.11      10.86
  30         4.15       4.15       9.97
  35         3.50       3.50       9.36

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40
                 $50,000 ANNUAL PREMIUM FOR SEVEN POLICY YEARS
                     NONSMOKER PREFERRED UNDERWRITING RISK
                            $1,054,000 FACE AMOUNT
                            OPTION 2 DEATH BENEFIT
                         CASH VALUE ACCUMULATION TEST

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                             DEATH BENEFIT                    CASH VALUE            INTERNAL RATE OF RETURN
         PREMIUMS        ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL          ON NET CASH VALUE
        ACCUMULATED           GROSS ANNUAL                   GROSS ANNUAL         ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%           RATE OF RETURN OF              RATE OF RETURN OF         ANNUAL RATE OF RETURN OF
POLICY   INTEREST   -------------------------------- ---------------------------- -------------------------------
 YEAR    PER YEAR       0%         6%        12%        0%       6%       12%        0%         6%        12%
------  -----------     --         --        ---        --       --       ---        --         --        ---
   1    $   52,500  $1,095,918 $1,098,502 $1,101,084 $ 41,918 $ 44,502 $   47,084    -16.16%    -11.00%    -5.83%
   2       107,625   1,137,123  1,144,883  1,152,938   83,123   90,883     98,938    -11.71      -6.21     -0.71
   3       165,506   1,177,531  1,193,128  1,209,954  123,531  139,128    155,954     -9.40      -3.72      1.96
   4       226,282   1,217,031  1,243,190  1,272,533  163,031  189,190    218,533     -8.01      -2.21      3.58
   5       290,096   1,255,833  1,295,354  1,341,459  201,833  241,354    287,459     -7.05      -1.17      4.69
   6       357,100   1,295,295  1,351,103  1,418,819  241,295  297,103    364,819     -6.19      -0.28      5.62
   7       427,455   1,334,040  1,409,184  1,504,029  280,040  355,184    450,029     -5.58       0.37      6.29
   8       448,828   1,327,868  1,422,831  1,548,378  273,868  368,831    494,378     -4.88       1.05      6.96
   9       471,270   1,321,632  1,436,919  1,597,137  267,632  382,919    543,137     -4.44       1.50      7.42
  10       494,833   1,315,489  1,451,630  1,650,928  261,489  397,630    596,928     -4.13       1.83      7.75
  15       631,546   1,289,264  1,544,687  2,106,957  235,264  490,687    982,423     -3.27       2.84      8.85
  20       806,031   1,256,147  1,653,673  3,025,883  202,147  599,673  1,612,103     -3.19       3.21      9.30
  25     1,028,722   1,209,675  1,775,265  4,368,321  155,675  721,265  2,629,837     -3.63       3.33      9.52
  30     1,312,940   1,141,871  1,902,878  6,354,349   87,871  848,878  4,263,532     -5.01       3.33      9.63
  35     1,675,681   1,058,374  2,043,136  9,387,338    4,374  989,136  6,919,141    -12.90       3.29      9.72
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------     --         --         ---
   1     2,091.84%  2,097.00%  2,102.17%
   2       329.50     331.12     332.79
   3       146.63     147.91     149.29
   4        87.50      88.74      90.11
   5        59.71      60.99      62.45
   6        44.00      45.36      46.94
   7        34.05      35.49      37.22
   8        27.57      29.06      30.90
   9        23.04      24.56      26.49
  10        19.72      21.26      23.28
  15        11.27      12.89      15.73
  20         7.74       9.46      13.32
  25         5.77       7.61      12.03
  30         4.46       6.44      11.24
  35         3.51       5.65      10.75

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40
                 $50,000 ANNUAL PREMIUM FOR SEVEN POLICY YEARS
                     NONSMOKER PREFERRED UNDERWRITING RISK
                            $1,054,000 FACE AMOUNT
                            OPTION 2 DEATH BENEFIT
                         CASH VALUE ACCUMULATION TEST

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                             DEATH BENEFIT                    CASH VALUE             INTERNAL RATE OF RETURN
         PREMIUMS        ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL           ON NET CASH VALUE
        ACCUMULATED           GROSS ANNUAL                   GROSS ANNUAL          ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%           RATE OF RETURN OF              RATE OF RETURN OF         ANNUAL RATE OF RETURN OF
POLICY   INTEREST   -------------------------------- ---------------------------- --------------------------------
 YEAR    PER YEAR       0%         6%        12%        0%       6%       12%         0%         6%        12%
------  -----------     --         --        ---        --       --       ---         --         --        ---
   1    $   52,500  $1,095,054 $1,097,610 $1,100,165 $ 41,054 $ 43,610 $   46,165     -17.89%    -12.78%    -7.67%
   2       107,625   1,135,209  1,142,855  1,150,794   81,209   88,855     96,794     -13.10      -7.62     -2.15
   3       165,506   1,174,479  1,189,805  1,206,347  120,479  135,805    152,347     -10.56      -4.89      0.78
   4       226,282   1,212,836  1,238,494  1,267,290  158,836  184,494    213,290      -9.01      -3.20      2.59
   5       290,096   1,250,283  1,288,987  1,334,166  196,283  234,987    280,166      -7.96      -2.06      3.82
   6       357,100   1,286,791  1,341,321  1,407,544  232,791  287,321    353,544      -7.21      -1.23      4.71
   7       427,455   1,322,364  1,395,566  1,488,083  268,364  341,566    434,083      -6.64      -0.61      5.39
   8       448,828   1,312,660  1,404,787  1,526,846  258,660  350,787    472,846      -6.01       0.04      6.05
   9       471,270   1,302,662  1,413,961  1,569,141  248,662  359,961    515,141      -5.64       0.47      6.51
  10       494,833   1,292,321  1,423,032  1,615,278  238,321  369,032    561,278      -5.43       0.76      6.85
  15       631,546   1,233,424  1,464,254  1,916,381  179,424  410,254    862,381      -5.47       1.33      7.71
  20       806,031   1,155,710  1,488,861  2,480,539  101,710  434,861  1,321,559      -7.07       1.28      8.05
  25     1,028,722           0  1,478,889  3,330,228        0  424,889  2,004,879    -100.00       0.88      8.20
  30     1,312,940           0  1,399,370  4,471,530        0  345,370  3,000,231    -100.00      -0.05      8.23
  35     1,675,681           0  1,193,448  6,004,455        0  139,448  4,425,714    -100.00      -2.84      8.21
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------     --         --         ---
   1     2,090.11%  2,095.22%  2,100.33%
   2       329.11     330.70     332.35
   3       146.38     147.64     148.99
   4        87.29      88.52      89.87
   5        59.52      60.79      62.22
   6        43.79      45.12      46.68
   7        33.82      35.23      36.93
   8        27.33      28.79      30.59
   9        22.78      24.27      26.17
  10        19.45      20.95      22.94
  15        10.87      12.41      14.86
  20         7.22       8.80      12.04
  25         5.11       6.73      10.68
  30         4.15       5.25       9.82
  35         3.50       3.90       9.24

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40
                $50,000 ANNUAL PREMIUM FOR TWENTY POLICY YEARS
                     NONSMOKER PREFERRED UNDERWRITING RISK
                            $2,900,000 FACE AMOUNT
                            OPTION 1 DEATH BENEFIT
                            GUIDELINE PREMIUM TEST

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                              DEATH BENEFIT                     CASH VALUE               INTERNAL RATE OF RETURN
         PREMIUMS         ASSUMING HYPOTHETICAL            ASSUMING HYPOTHETICAL            ON NET CASH VALUE
        ACCUMULATED           GROSS ANNUAL                     GROSS ANNUAL            ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%            RATE OF RETURN OF                RATE OF RETURN OF          ANNUAL RATE OF RETURN OF
POLICY   INTEREST   --------------------------------- ------------------------------- -------------------------------
 YEAR    PER YEAR       0%         6%         12%        0%        6%         12%        0%         6%         12%
------  -----------     --         --         ---        --        --         ---        --         --         ---
   1    $   52,500  $2,900,000 $2,900,000 $ 2,900,000 $ 37,899 $   40,357 $    42,815    -24.20%    -19.29%    -14.37%
   2       107,625   2,900,000  2,900,000   2,900,000   75,090     82,361      89,917    -17.64     -12.26      -6.88
   3       165,506   2,900,000  2,900,000   2,900,000  111,338    125,837     141,506    -14.18      -8.53      -2.89
   4       226,282   2,900,000  2,900,000   2,900,000  146,340    170,536     197,732    -12.11      -6.27      -0.46
   5       290,096   2,900,000  2,900,000   2,900,000  180,644    217,063     259,654    -10.64      -4.67       1.27
   6       357,100   2,900,000  2,900,000   2,900,000  217,692    268,995     331,407     -9.10      -3.11       2.85
   7       427,455   2,900,000  2,900,000   2,900,000  253,932    322,994     410,383     -8.03      -2.01       3.98
   8       501,328   2,900,000  2,900,000   2,900,000  289,667    379,454     497,641     -7.22      -1.17       4.84
   9       578,895   2,900,000  2,900,000   2,900,000  324,547    438,135     593,712     -6.62      -0.53       5.50
  10       660,339   2,900,000  2,900,000   2,900,000  358,972    499,528     699,906     -6.13      -0.02       6.03
  15     1,132,875   2,900,000  2,900,000   2,900,000  529,300    864,758   1,452,255     -4.50       1.76       7.89
  20     1,735,963   2,900,000  2,900,000   3,530,284  675,561  1,319,296   2,715,603     -3.91       2.57       8.78
  25     2,215,577   2,900,000  2,900,000   5,410,965  563,581  1,622,297   4,509,137     -3.79       3.07       9.30
  30     2,827,700   2,900,000  2,900,000   8,599,552  398,175  1,993,010   7,477,871     -4.56       3.33       9.58
  35     3,608,942   2,900,000  2,900,000  13,049,926  183,089  2,477,971  12,428,501     -6.73       3.54       9.78
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------     --         --         ---
   1     5,700.00%  5,700.00%  5,700.00%
   2       613.22     613.22     613.22
   3       248.60     248.60     248.60
   4       143.55     143.55     143.55
   5        96.81      96.81      96.81
   6        71.12      71.12      71.12
   7        55.12      55.12      55.12
   8        44.31      44.31      44.31
   9        36.57      36.57      36.57
  10        30.80      30.80      30.80
  15        15.64      15.64      15.64
  20         9.32       9.32      10.92
  25         6.64       6.64      10.38
  30         5.12       5.12      10.24
  35         4.15       4.15       9.97

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40
                $50,000 ANNUAL PREMIUM FOR TWENTY POLICY YEARS
                     NONSMOKER PREFERRED UNDERWRITING RISK
                            $2,900,000 FACE AMOUNT
                            OPTION 1 DEATH BENEFIT
                            GUIDELINE PREMIUM TEST

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                             DEATH BENEFIT                    CASH VALUE            INTERNAL RATE OF RETURN
         PREMIUMS        ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL          ON NET CASH VALUE
        ACCUMULATED           GROSS ANNUAL                   GROSS ANNUAL         ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%           RATE OF RETURN OF              RATE OF RETURN OF        ANNUAL RATE OF RETURN OF
POLICY   INTEREST   -------------------------------- ---------------------------- ------------------------------
 YEAR    PER YEAR       0%         6%        12%        0%       6%       12%        0%         6%       12%
------  -----------     --         --        ---        --       --       ---        --         --       ---
   1    $   52,500  $2,900,000 $2,900,000 $2,900,000 $ 35,655 $ 38,042 $   40,429    -28.69%   -23.92%   -19.14%
   2       107,625   2,900,000  2,900,000  2,900,000   70,123   77,102     84,363    -21.45    -16.13    -10.81
   3       165,506   2,900,000  2,900,000  2,900,000  103,437  117,251    132,199    -17.47    -11.82     -6.18
   4       226,282   2,900,000  2,900,000  2,900,000  135,519  158,451    184,269    -14.98     -9.10     -3.25
   5       290,096   2,900,000  2,900,000  2,900,000  166,373  200,751    241,033    -13.28     -7.23     -1.22
   6       357,100   2,900,000  2,900,000  2,900,000  195,927  244,121    302,926    -12.07     -5.86      0.28
   7       427,455   2,900,000  2,900,000  2,900,000  224,188  288,620    370,521    -11.16     -4.82      1.42
   8       501,328   2,900,000  2,900,000  2,900,000  251,110  334,258    444,414    -10.47     -4.00      2.34
   9       578,895   2,900,000  2,900,000  2,900,000  276,676  381,077    525,301     -9.92     -3.34      3.08
  10       660,339   2,900,000  2,900,000  2,900,000  300,791  429,048    613,899     -9.50     -2.80      3.70
  15     1,132,875   2,900,000  2,900,000  2,900,000  395,406  684,859  1,205,029     -8.53     -1.14      5.73
  20     1,735,963   2,900,000  2,900,000  2,900,000  431,856  962,623  2,174,024     -8.92     -0.36      6.93
  25     2,215,577   2,900,000  2,900,000  4,157,370  153,974  986,279  3,464,475    -13.12     -0.09      7.72
  30     2,827,700           0  2,900,000  6,334,859        0  888,154  5,508,573   -100.00     -0.58      8.15
  35     3,608,942           0  2,900,000  9,213,315        0  507,450  8,774,586   -100.00     -2.67      8.44
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------     --         --         ---
   1     5,700.00%  5,700.00%  5,700.00%
   2       613.22     613.22     613.22
   3       248.60     248.60     248.60
   4       143.55     143.55     143.55
   5        96.81      96.81      96.81
   6        71.12      71.12      71.12
   7        55.12      55.12      55.12
   8        44.31      44.31      44.31
   9        36.57      36.57      36.57
  10        30.80      30.80      30.80
  15        15.64      15.64      15.64
  20         9.32       9.32       9.32
  25         6.64       6.64       8.81
  30         5.12       5.12       8.81
  35         4.15       4.15       8.62

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40
               $50,000 ANNUAL PREMIUM FOR SEVEN POLICY YEARS FOR
                     NONSMOKER PREFERRED UNDERWRITING RISK
                            $1,054,000 FACE AMOUNT
                            OPTION 2 DEATH BENEFIT
                            GUIDELINE PREMIUM TEST

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                             DEATH BENEFIT                    CASH VALUE            INTERNAL RATE OF RETURN
         PREMIUMS        ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL          ON NET CASH VALUE
        ACCUMULATED           GROSS ANNUAL                   GROSS ANNUAL         ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%           RATE OF RETURN OF              RATE OF RETURN OF         ANNUAL RATE OF RETURN OF
POLICY   INTEREST   -------------------------------- ---------------------------- -------------------------------
 YEAR    PER YEAR       0%         6%        12%        0%       6%       12%        0%         6%        12%
------  -----------     --         --        ---        --       --       ---        --         --        ---
   1    $   52,500  $1,095,918 $1,098,502 $1,101,084 $ 41,918 $ 44,502 $   47,084    -16.16%    -11.00%    -5.83%
   2       107,625   1,137,123  1,144,883  1,152,938   83,123   90,883     98,938    -11.71      -6.21     -0.71
   3       165,506   1,177,531  1,193,128  1,209,954  123,531  139,128    155,954     -9.40      -3.72      1.96
   4       226,282   1,217,031  1,243,190  1,272,533  163,031  189,190    218,533     -8.01      -2.21      3.58
   5       290,096   1,255,833  1,295,354  1,341,459  201,833  241,354    287,459     -7.05      -1.17      4.69
   6       357,100   1,295,295  1,351,103  1,418,819  241,295  297,103    364,819     -6.19      -0.28      5.62
   7       427,455   1,334,040  1,409,184  1,504,029  280,040  355,184    450,029     -5.58       0.37      6.29
   8       448,828   1,327,868  1,422,831  1,548,378  273,868  368,831    494,378     -4.88       1.05      6.96
   9       471,270   1,321,632  1,436,919  1,597,137  267,632  382,919    543,137     -4.44       1.50      7.42
  10       494,833   1,315,489  1,451,630  1,650,928  261,489  397,630    596,928     -4.13       1.83      7.75
  15       631,546   1,289,264  1,544,687  2,036,567  235,264  490,687    982,567     -3.27       2.84      8.85
  20       806,031   1,256,147  1,653,673  2,671,856  202,147  599,673  1,617,856     -3.19       3.21      9.32
  25     1,028,722   1,209,675  1,775,265  3,716,865  155,675  721,265  2,662,865     -3.63       3.33      9.58
  30     1,312,940   1,141,871  1,902,878  5,436,955   87,871  848,878  4,382,955     -5.01       3.33      9.74
  35     1,675,681   1,058,374  2,043,136  8,293,903    4,374  989,136  7,239,903    -12.90       3.29      9.87
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------     --         --         ---
   1     2,091.84%  2,097.00%  2,102.17%
   2       329.50     331.12     332.79
   3       146.63     147.91     149.29
   4        87.50      88.74      90.11
   5        59.71      60.99      62.45
   6        44.00      45.36      46.94
   7        34.05      35.49      37.22
   8        27.57      29.06      30.90
   9        23.04      24.56      26.49
  10        19.72      21.26      23.28
  15        11.27      12.89      15.41
  20         7.74       9.46      12.52
  25         5.77       7.61      11.22
  30         4.46       6.44      10.61
  35         3.51       5.65      10.33

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40
                 $50,000 ANNUAL PREMIUM FOR SEVEN POLICY YEARS
                     NONSMOKER PREFERRED UNDERWRITING RISK
                            $1,054,000 FACE AMOUNT
                            OPTION 2 DEATH BENEFIT
                            GUIDELINE PREMIUM TEST

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                             DEATH BENEFIT                    CASH VALUE             INTERNAL RATE OF RETURN
         PREMIUMS        ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL           ON NET CASH VALUE
        ACCUMULATED           GROSS ANNUAL                   GROSS ANNUAL          ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%           RATE OF RETURN OF              RATE OF RETURN OF         ANNUAL RATE OF RETURN OF
POLICY   INTEREST   -------------------------------- ---------------------------- --------------------------------
 YEAR    PER YEAR       0%         6%        12%        0%       6%       12%         0%         6%        12%
------  -----------     --         --        ---        --       --       ---         --         --        ---
   1    $   52,500  $1,095,054 $1,097,610 $1,100,165 $ 41,054 $ 43,610 $   46,165     -17.89%    -12.78%    -7.67%
   2       107,625   1,135,209  1,142,855  1,150,794   81,209   88,855     96,794     -13.10      -7.62     -2.15
   3       165,506   1,174,479  1,189,805  1,206,347  120,479  135,805    152,347     -10.56      -4.89      0.78
   4       226,282   1,212,836  1,238,494  1,267,290  158,836  184,494    213,290      -9.01      -3.20      2.59
   5       290,096   1,250,283  1,288,987  1,334,166  196,283  234,987    280,166      -7.96      -2.06      3.82
   6       357,100   1,286,791  1,341,321  1,407,544  232,791  287,321    353,544      -7.21      -1.23      4.71
   7       427,455   1,322,364  1,395,566  1,488,083  268,364  341,566    434,083      -6.64      -0.61      5.39
   8       448,828   1,312,660  1,404,787  1,526,846  258,660  350,787    472,846      -6.01       0.04      6.05
   9       471,270   1,302,662  1,413,961  1,569,141  248,662  359,961    515,141      -5.64       0.47      6.51
  10       494,833   1,292,321  1,423,032  1,615,278  238,321  369,032    561,278      -5.43       0.76      6.85
  15       631,546   1,233,424  1,464,254  1,916,381  179,424  410,254    862,381      -5.47       1.33      7.71
  20       806,031   1,155,710  1,488,861  2,377,999  101,710  434,861  1,323,999      -7.07       1.28      8.06
  25     1,028,722           0  1,478,889  3,086,179        0  424,889  2,032,179    -100.00       0.88      8.26
  30     1,312,940           0  1,399,370  4,167,135        0  345,370  3,113,135    -100.00      -0.05      8.38
  35     1,675,681           0  1,193,448  5,813,070        0  139,448  4,759,070    -100.00      -2.84      8.45
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------     --         --         ---
   1     2,090.11%  2,095.22%  2,100.33%
   2       329.11     330.70     332.35
   3       146.38     147.64     148.99
   4        87.29      88.52      89.87
   5        59.52      60.79      62.22
   6        43.79      45.12      46.68
   7        33.82      35.23      36.93
   8        27.33      28.79      30.59
   9        22.78      24.27      26.17
  10        19.45      20.95      22.94
  15        10.87      12.41      14.86
  20         7.22       8.80      11.77
  25         5.11       6.73      10.30
  30         4.15       5.25       9.54
  35         3.50       3.90       9.13

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  APPENDIX B

                       INVESTMENT EXPERIENCE INFORMATION

  This Appendix gives hypothetical illustrations of the Variable Account's and the Policy's investment experience based on the historical investment experience of the Eligible Funds. It does not predict future performance.

  The Policies became available August, 1998. The Zenith Fund and the Variable Account commenced operations on August 26, 1983. The Westpeak Stock Index and Back Bay Advisors Managed Series of the Zenith Fund commenced operations on May 1, 1987. The Westpeak Growth and Income Series and Goldman Sachs Midcap Value Series of the Zenith Fund commenced operations on April 30, 1993. The Loomis Sayles Small Cap Series of the Zenith Fund commenced operations on May 2, 1994. The MFS Investors Series and MFS Research Managers Series of the Zenith Fund commenced operations on April 30, 1999. The remaining Zenith Fund Series commenced operations on October 31, 1994. The commencement of operations for the Metropolitan Series Fund, Inc. Portfolios was: March 3, 1997 for the Janus Mid Cap Portfolio; and November 9, 1998 for the Russell 2000 Index Portfolio. The Putnam Large Cap Growth Portfolio of the Metropolitan Series Fund, Inc. commenced operations on May 1, 2000 and is not included in this Appendix. The VIP Equity-Income Portfolio and VIP Overseas Portfolio commenced operations on October 9, 1986 and January 28, 1987, respectively. The VIP High Income Portfolio and the VIP II Asset Manager Portfolio commenced operations on September 19, 1985 and September 6, 1989, respectively.

  We base the illustrations on the actual investment experience of the relevant Eligible Funds for the periods shown (net of actual charges and expenses incurred by the Eligible Funds). The illustrations assume that premiums are paid at the beginning of each year and that no loans, transfers or other Policy Owner transactions were made during the periods shown.

  Many factors other than investment experience affect Policy values and benefits. These investment experience figures do not reflect the charges deducted from Premiums and Monthly Deductions from the cash value. (See "Charges and Expenses".)

NET RATES OF RETURN

  The annual net rate is the effective earnings rate at which the investment Sub-Accounts increased or decreased over a one-year period, based on the investment experience of the relevant Eligible Funds. The rate is calculated by taking the difference between the Sub-Accounts' ending values and beginning values of the period and dividing it by the beginning values of the period.

  The effective annual net rate of return since inception is the annualized effective interest rate at which the Sub-Accounts increased or decreased since the inception dates of the Sub-Accounts. For each Sub-Account, we calculate the rate by taking the difference between the Sub-Account's ending value and the value on the date of its inception and dividing it by the value on the date of inception. This result is the total net rate of return since inception ("Total Return"). The effective annual net rate of return is the rate which, if compounded annually, would equal the total net rate of return since inception.

               SUB-ACCOUNTS INVESTING IN NEW ENGLAND ZENITH FUND

                                                                                 ANNUAL NET RATE OF RETURN
                  -----------------------------------------------------------------------------------------------------------
                                                                                         FOR ONE YEAR ENDING
                  8/26/83- --------------------------------------------------------------------------------------------------
SUB-ACCOUNT       12/31/83 12/31/84 12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------       -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth*.   8.87%    -0.59%   68.10%   95.21%   52.71%   -8.81%   30.76%   -3.48%   53.98%   -6.05%   14.97%   -7.07%
Bond Income.....   3.20     12.61    18.76    14.83     2.27     8.37    12.30     8.09    17.96     8.18    12.61    -3.36
Money Market....   3.20     10.73     8.26     6.80     6.53     7.52     9.25     8.19     6.21     3.80     2.97     3.97
                                                               8/26/83- 8/26/83-
                                                               12/31/99 12/31/99
                  --------------------------------------------  TOTAL   EFFECTIVE
SUB-ACCOUNT       12/31/95 12/31/96 12/31/97 12/31/98 12/31/99  RETURN   ANNUAL
-----------       -------- -------- -------- -------- -------- -------- ---------
Capital Growth*.   38.03%   21.07%   23.48%   34.09%
Bond Income.....   21.20     4.61    10.89     9.04
Money Market....    5.70     5.13     5.34     5.26

                                                              ANNUAL NET RATE OF RETURN
                 -----------------------------------------------------------------------------------------------------------
                                                                      FOR ONE YEAR ENDING
                 5/1/87-  --------------------------------------------------------------------------------------------------
SUB-ACCOUNT      12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97 12/31/98
-----------      -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index..... -12.20%   16.34%   30.15%   -4.14%   30.43%   7.30%     9.72%    1.12%   36.92%   22.47%   32.50%   27.93%
Managed.........  -0.66     9.48    19.08     3.21    20.17    6.70     10.65    -1.11    31.26    15.03    26.56    19.65
                          5/1/87-   5/1/87-
                          12/31/99 12/31/99
                           TOTAL   EFFECTIVE
SUB-ACCOUNT      12/31/99  RETURN   ANNUAL
-----------      -------- -------- ---------
Stock Index.....
Managed.........

                                           ANNUAL NET RATE OF RETURN
                         -------------------------------------------------------------- 4/30/93- 4/30/93-
                                                   FOR ONE YEAR ENDING                  12/31/99 12/31/99
                         4/30/93- -----------------------------------------------------  TOTAL   EFFECTIVE
SUB-ACCOUNT              12/31/93 12/31/94 12/31/95 12/31/96 12/31/97 12/31/98 12/31/99  RETURN   ANNUAL
-----------              -------- -------- -------- -------- -------- -------- -------- -------- ---------
Growth and Income.......  14.24%   -1.21%   36.47%   18.10%   33.47%   24.45%
Midcap Value***.........  14.74     -.27    30.35    17.61    17.32    -5.46

                                       ANNUAL NET RATE OF RETURN
                         ----------------------------------------------------- 5/2/94-   5/2/94-
                                              FOR ONE YEAR ENDING              12/31/99 12/31/99
                         5/2/94-  --------------------------------------------  TOTAL   EFFECTIVE
SUB-ACCOUNT              12/31/94 12/31/95 12/31/96 12/31/97 12/31/98 12/31/99  RETURN   ANNUAL
-----------              -------- -------- -------- -------- -------- -------- -------- ---------
Small Cap...............  -3.23%   28.84%   30.68%   24.85%   -1.69%

                                        ANNUAL NET RATE OF RETURN
                          ------------------------------------------------------ 10/31/94- 10/31/94-
                                                FOR ONE YEAR ENDING              12/31/99  12/31/99
                          10/31/94- --------------------------------------------   TOTAL   EFFECTIVE
SUB-ACCOUNT               12/31/94  12/31/95 12/31/96 12/31/97 12/31/98 12/31/99  RETURN    ANNUAL
-----------               --------- -------- -------- -------- -------- -------- --------- ---------
Equity Growth...........   -4.20%    48.69%   13.17%   25.63%   47.78%
Balanced****............    -.10     24.79    16.91    16.18     9.11
Venture Value...........   -3.50     39.28    25.84    33.50    14.41
International Magnum Eq-
 uity**.................    2.60      6.23     6.67    -1.30     7.27

                                                     ANNUAL
                                                    NET RATE
                                                    OF RETURN
                                                    ---------
                                                              4/30/99- 4/30/99-
                                                              12/31/99 12/31/99
                                                    4/30/99-   TOTAL   EFFECTIVE
SUB-ACCOUNT                                         12/31/99   RETURN   ANNUAL
-----------                                         --------- -------- ---------
Investors..........................................
Research Managers..................................

-------
* Rates of return reflect the Capital Growth Series' former investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.
** The Morgan Stanley International Magnum Equity Series' sub-adviser was Draycott Partners until May 1, 1997, when Morgan Stanley Dean Witter Investment Management became the sub-adviser.

*** The Harris/Oakmark Midcap Value Series' sub-adviser was Loomis Sayles until May 1, 1998, when Goldman Sachs Asset Management became the sub-adviser. Harris Associates became the sub-adviser on May 1, 2000. Rates of return reflect the Series' former investment advisory fee of .70% of average daily net assets for the period through April 30, 1998 and .75% thereafter.

**** The Balanced Series' sub-adviser was Loomis Sayles until May 1, 2000, when
     Wellington Management Company became the sub-adviser.

         SUB-ACCOUNTS INVESTING IN METROPOLITAN SERIES FUND, INC.

                              ANNUAL NET RATE OF RETURN
                             ------------------------------   3/3/97-   3/3/97-
                                      FOR ONE YEAR ENDING     12/31/99 12/31/99
                             3/3/97-  ---------------------    TOTAL   EFFECTIVE
SUB-ACCOUNT                  12/31/97 12/31/98    12/31/99     RETURN   ANNUAL
-----------                  -------- ---------   ---------   -------- ---------
Mid Cap.....................

                                  ANNUAL NET RATE OF RETURN
                                ----------------------------- 11/9/98- 11/9/98-
                                         FOR ONE  YEAR ENDING 12/31/99 12/31/99
                                11/9/98- --------------------  TOTAL   EFFECTIVE
                                12/31/98       12/31/99        RETURN   ANNUAL
                                -------- -------------------- -------- ---------
Russell 2000 Index.............

                         SUB-ACCOUNTS INVESTING IN VIP

                                                                   ANNUAL NET RATE OF RETURN
                 -----------------------------------------------------------------------------------------------------------
                                                                          FOR ONE YEAR ENDING
                 10/9/86- --------------------------------------------------------------------------------------------------
SUB-ACCOUNT      12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------      -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Equity-Income...   .20%    -1.13%   21.93%   19.54%  -16.31%   31.44%   16.89%   18.29%   6.93%    35.90%   13.75%   28.11%
                                   10/9/86- 10/9/86-
                                   12/31/99 12/31/99
                                    TOTAL   EFFECTIVE
SUB-ACCOUNT      12/31/98 12/31/99  RETURN   ANNUAL
-----------      -------- -------- -------- ---------
Equity-Income...  11.63%

                                                                                ANNUAL NET RATE OF RETURN
                                   -----------------------------------------------------------------------------------------
                                                                                        FOR ONE YEAR ENDING
                                            --------------------------------------------------------------------------------
                                   1/28/87-
SUB-ACCOUNT                        12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------                        -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Overseas..........................  -5.38%    9.63%   23.97%   -1.20%    8.00%  -10.72%   37.35%    1.21%   11.02%   12.43%
                                            1/28/87- 1/28/87-
                                            12/31/99 12/31/99
                                             TOTAL   EFFECTIVE
SUB-ACCOUNT      12/31/97 12/31/98 12/31/99  RETURN   ANNUAL
-----------      -------- -------- -------- -------- ---------
Overseas........  11.56%   12.75%
                                                                       ANNUAL NET RATE OF RETURN
                 -----------------------------------------------------------------------------------------------------------
                                                                               FOR ONE YEAR ENDING
                          --------------------------------------------------------------------------------------------------
                 9/19/85-
SUB-ACCOUNT      12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------      -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
High Income.....  6.38%    17.68%    1.22%   11.53%   -4.07%   -2.23%   35.08%   23.17%   20.40%   -1.45%   20.79%   13.75%
                                            9/19/85- 9/19/85-
                                            12/31/99 12/31/99
                                             TOTAL   EFFECTIVE
SUB-ACCOUNT      12/31/97 12/31/98 12/31/99  RETURN   ANNUAL
-----------      -------- -------- -------- -------- ---------
High Income.....  17.67%   -4.33%

                                                     ANNUAL NET RATE OF RETURN
                 --------------------------------------------------------------------------------------------------
                                                             FOR ONE YEAR ENDING
                          -----------------------------------------------------------------------------------------
                                                                                                                    9/6/89-
                                                                                                                    12/31/99
                 9/6/89-                                                                                             TOTAL
SUB-ACCOUNT      12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97 12/31/98 12/31/99  RETURN
-----------      -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Asset Manager...  1.32%    6.19%    22.56%   11.71%   21.23%   -6.43%   17.68%   14.31%   20.65%   15.05%
                  9/6/89-
                 12/31/99
                 EFFECTIVE
SUB-ACCOUNT       ANNUAL
-----------      ---------
Asset Manager...

                        SUB-ACCOUNT INVESTING IN VIP II

POLICY PERFORMANCE

  The material below assumes a Policy was issued with a $1,054,000 face amount ($2,900,000 face amount in the case of the Option 1 death benefit, guideline premium test example) with premiums paid on August 26 of the years in which they are paid (May 1 in the case of the Zenith Westpeak Stock Index, Zenith Back Bay Managed and Zenith Loomis Sayles Small Cap Sub-Accounts; October 31 in the case of the Zenith Balanced, Zenith Morgan Stanley International Magnum Equity, Zenith Davis Venture Value and Zenith Alger Equity Growth Sub-Accounts; October 9 in the case of the VIP Equity-Income Sub-Account, January 28 in the case of the VIP Overseas Sub-Account; April 30 in the case of the Zenith Westpeak Growth and Income and Zenith Harris/Oakmark Midcap Value Sub-Accounts; September 19 in the case of the VIP High Income Sub-Account; September 6 in the case of the VIP II Asset Manager Sub-Account; March 3 in the case of the Metropolitan Janus Mid Cap Sub-Account; November 9 in the case of the Metropolitan Russell 2000 Index Sub-Account), to a male age 40 in the nonsmoker preferred risk category. Values and benefits are shown for Policies with an Option 1 and Option 2 death benefit, and for the cash value accumulation test and guideline premium test. The death benefits, cash values and internal rates of return assume in each instance that the entire Policy value was invested in the particular Sub-Account for the period shown. These illustrations of policy investment experience reflect all Policy charges. (See "Charges and Expenses".) (See Appendix A for the definition of the internal rate of return.)

                     MALE NONSMOKER PREFERRED RISK, AGE 40
                            $1,054,000 FACE AMOUNT
                            OPTION 1 DEATH BENEFIT
                         CASH VALUE ACCUMULATION TEST

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                          TOTAL                                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH       CASH     NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ---------- ---------- -------------- -------------
August 26, 1983......... $ 50,000 $1,054,000 $   44,778 $   44,778        --            --
December 31, 1983.......   50,000  1,054,000     47,893     47,893     -11.64%          --
December 31, 1984.......  100,000  1,054,000     90,141     90,141     -11.72        786.55%
December 31, 1985.......  150,000  1,054,000    202,325    202,325      23.49        215.77
December 31, 1986.......  200,000  1,317,627    435,027    435,027      45.37        125.72
December 31, 1987.......  250,000  2,028,976    691,181    691,181      45.49        101.61
December 31, 1988.......  300,000  1,901,908    668,310    668,310      28.39         68.21
December 31, 1989.......  350,000  2,513,993    910,975    910,975      28.33         59.72
December 31, 1990.......  350,000  2,314,394    864,610    864,610      21.09         45.30
December 31, 1991.......  350,000  3,421,043  1,317,258  1,317,258      25.69         45.67
December 31, 1992.......  350,000  3,086,150  1,224,464  1,224,464      20.50         36.78
December 31, 1993.......  350,000  3,413,880  1,395,329  1,395,329      19.67         33.39
December 31, 1994.......  350,000  3,041,428  1,280,197  1,280,197      16.18         27.76
December 31, 1995.......  350,000  4,100,847  1,777,020  1,777,020      18.28         28.43
December 31, 1996.......  350,000  4,777,283  2,130,349  2,130,349      18.42         27.32
December 31, 1997.......  350,000  5,700,131  2,614,672  2,614,672      18.77         26.65
December 31, 1998.......  350,000  7,387,973  3,484,349  3,484,349      19.83         26.87
December 31, 1999.......

ZENITH BACK BAY BOND INCOME SUB-ACCOUNT

                          TOTAL                                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH       CASH     NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ---------- ---------- -------------- -------------
August 26, 1983......... $ 50,000 $1,054,000 $   44,778 $   44,778        --            --
December 31, 1983.......   50,000  1,054,000     45,279     45,279     -24.80%          --
December 31, 1984.......  100,000  1,054,000     96,850     96,850      -3.72        786.55%
December 31, 1985.......  150,000  1,054,000    159,420    159,420       4.57        215.77
December 31, 1986.......  200,000  1,054,000    225,497    225,497       6.56        107.68
December 31, 1987.......  250,000  1,054,000    272,105    272,105       3.62         66.26
December 31, 1988.......  300,000  1,054,000    336,745    336,745       4.06         45.19
December 31, 1989.......  350,000  1,160,419    420,491    420,491       5.46         35.61
December 31, 1990.......  350,000  1,203,948    449,770    449,770       5.78         29.05
December 31, 1991.......  350,000  1,363,182    524,887    524,887       7.65         26.39
December 31, 1992.......  350,000  1,415,920    561,782    561,782       7.56         22.99
December 31, 1993.......  350,000  1,534,036    626,995    626,995       8.08         21.08
December 31, 1994.......  350,000  1,428,274    601,189    601,189       6.59         17.61
December 31, 1995.......  350,000  1,675,579    726,079    726,079       7.98         17.58
December 31, 1996.......  350,000  1,693,258    755,080    755,080       7.60         15.97
December 31, 1997.......  350,000  1,814,263    832,209    832,209       7.82         15.20
December 31, 1998.......  350,000  1,912,093    901,790    901,790       7.87         14.41
December 31, 1999.......

ZENITH BACK BAY MONEY MARKET SUB-ACCOUNT

                          TOTAL                                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH       CASH     NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ---------- ---------- -------------- -------------
August 26, 1983......... $ 50,000 $1,054,000 $   44,778 $   44,778        --            --
December 31, 1983.......   50,000  1,054,000     45,386     45,386     -24.29%          --
December 31, 1984.......  100,000  1,054,000     93,940     93,940      -7.18        786.55%
December 31, 1985.......  150,000  1,054,000    144,651    144,651      -2.68        215.77
December 31, 1986.......  200,000  1,054,000    196,689    196,689      -0.90        107.68
December 31, 1987.......  250,000  1,054,000    251,449    251,449       0.25         66.26
December 31, 1988.......  300,000  1,054,000    312,688    312,688       1.45         45.19
December 31, 1989.......  350,000  1,059,314    383,855    383,855       2.75         32.86
December 31, 1990.......  350,000  1,099,292    410,673    410,673       3.68         26.85
December 31, 1991.......  350,000  1,120,728    431,531    431,531       3.94         22.45
December 31, 1992.......  350,000  1,116,907    443,145    443,145       3.74         18.94
December 31, 1993.......  350,000  1,106,471    452,239    452,239       3.52         16.25
December 31, 1994.......  350,000  1,111,254    467,749    467,749       3.51         14.35
December 31, 1995.......  350,000  1,134,254    491,506    491,506       3.67         13.04
December 31, 1996.......  350,000  1,151,536    513,508    513,508       3.75         11.92
December 31, 1997.......  350,000  1,172,026    537,613    537,613       3.83         11.02
December 31, 1998.......  350,000  1,192,370    562,351    562,351       3.89         10.27
December 31, 1999.......

ZENITH WESTPEAK STOCK INDEX SUB-ACCOUNT

                          TOTAL                                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH       CASH     NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ---------- ---------- -------------- -------------
May 1, 1987............. $ 50,000 $1,054,000 $   44,778 $   44,778        --            --
December 31, 1987.......   50,000  1,054,000     37,995     37,995     -33.68%          --
December 31, 1988.......  100,000  1,054,000     89,361     89,361      -9.27        463.55%
December 31, 1989.......  150,000  1,054,000    169,006    169,006       7.31        168.48
December 31, 1990.......  200,000  1,054,000    200,966    200,966       0.22         91.74
December 31, 1991.......  250,000  1,054,000    307,644    307,644       7.85         58.80
December 31, 1992.......  300,000  1,056,259    374,034    374,034       6.98         41.13
December 31, 1993.......  350,000  1,243,164    453,936    453,936       7.07         34.80
December 31, 1994.......  350,000  1,205,716    453,861    453,861       5.59         27.21
December 31, 1995.......  350,000  1,597,712    619,840    619,840      10.24         28.00
December 31, 1996.......  350,000  1,864,592    745,335    745,335      11.60         26.45
December 31, 1997.......  350,000  2,380,041    979,993    979,993      13.87         26.59
December 31, 1998.......  350,000  2,940,467  1,246,779  1,246,779      15.25         26.27
December 31, 1999.......

ZENITH BACK BAY MANAGED SUB-ACCOUNT

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
May 1, 1987............. $ 50,000 $1,054,000 $ 44,778 $ 44,778        --            --
December 31, 1987.......   50,000  1,054,000   43,013   43,013     -20.16%          --
December 31, 1988.......  100,000  1,054,000   91,682   91,682      -7.22        463.55%
December 31, 1989.......  150,000  1,054,000  158,023  158,023       3.15        168.48
December 31, 1990.......  200,000  1,054,000  206,075  206,075       1.38         91.74
December 31, 1991.......  250,000  1,054,000  293,132  293,132       6.01         58.80
December 31, 1992.......  300,000  1,054,000  357,390  357,390       5.54         41.06
December 31, 1993.......  350,000  1,200,639  438,408  438,408       6.13         33.82
December 31, 1994.......  350,000  1,138,609  428,601  428,601       4.35         25.91
December 31, 1995.......  350,000  1,443,373  559,963  559,963       8.40         26.04
December 31, 1996.......  350,000  1,585,778  633,885  633,885       9.07         23.76
December 31, 1997.......  350,000  1,933,488  796,123  796,123      11.00         23.54
December 31, 1998.......  350,000  2,234,132  947,288  947,288      11.85         22.67
December 31, 1999.......

ZENITH WESTPEAK GROWTH AND INCOME SUB-ACCOUNT

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
April 30, 1993.......... $ 50,000 $1,054,000 $ 44,778 $ 44,778        --            --
December 31, 1993.......   50,000  1,054,000   49,314   49,314      -2.04%          --
December 31, 1994.......  100,000  1,054,000   91,336   91,336      -7.51        461.80%
December 31, 1995.......  150,000  1,054,000  176,580  176,580      10.05        168.16
December 31, 1996.......  200,000  1,054,000  254,295  254,295      11.33         91.62
December 31, 1997.......  250,000  1,133,755  390,254  390,254      17.06         62.05
December 31, 1998.......  300,000  1,488,574  528,482  528,482      18.06         53.10
December 31, 1999.......

ZENITH HARRIS/OAKMARK MIDCAP VALUE SUB-ACCOUNT**

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
April 30, 1993.......... $ 50,000 $1,054,000 $ 44,778 $ 44,778        --            --
December 31, 1993.......   50,000  1,054,000   49,536   49,536      -1.38%          --
December 31, 1994.......  100,000  1,054,000   92,180   92,180      -6.76        461.80%
December 31, 1995.......  150,000  1,054,000  171,888  171,888       8.35        168.16
December 31, 1996.......  200,000  1,054,000  245,951  245,951       9.72         91.62
December 31, 1997.......  250,000  1,054,000  336,903  336,903      11.34         58.74
December 31, 1998.......  300,000  1,054,000  351,743  351,743       5.03         41.02
December 31, 1999.......

ZENITH LOOMIS SAYLES SMALL CAP SUB-ACCOUNT

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
May 2, 1994............. $ 50,000 $1,054,000 $ 44,778 $ 44,778        --            --
December 31, 1994.......   50,000  1,054,000   41,500   41,500     -24.41%          --
December 31, 1995.......  100,000  1,054,000  104,932  104,932       4.20        465.32%
December 31, 1996.......  150,000  1,054,000  185,031  185,031      13.09        168.81
December 31, 1997.......  200,000  1,054,000  282,743  282,743      16.55         91.85
December 31, 1998.......  250,000  1,054,000  313,593  313,593       8.60         58.86
December 31, 1999.......

ZENITH BALANCED SUB-ACCOUNT

                          TOTAL                         NET    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH     CASH    OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
October 31, 1994........ $ 50,000 $1,054,000 $ 44,778 $ 44,778        --             --
December 31, 1994.......   50,000  1,054,000   44,272   44,272     -51.72%           --
December 31, 1995.......  100,000  1,054,000   99,674   99,674      -0.49       1,177.18%
December 31, 1996.......  150,000  1,054,000  159,765  159,765       5.47         253.93
December 31, 1997.......  200,000  1,054,000  227,978  227,978       7.93         119.01
December 31, 1998.......  250,000  1,054,000  291,839  291,839       7.16          71.25
December 31, 1999.......

ZENITH MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
October 31, 1994........ $ 50,000 $1,054,000 $ 44,778 $ 44,778        --             --
December 31, 1994.......   50,000  1,054,000   45,344   45,344     -44.28%           --
December 31, 1995.......  100,000  1,054,000   93,476   93,476      -9.80       1,177.18%
December 31, 1996.......  150,000  1,054,000  142,219  142,219      -4.52         253.93
December 31, 1997.......  200,000  1,054,000  181,110  181,110      -5.91         119.01
December 31, 1998.......  250,000  1,054,000  236,575  236,575      -2.54          71.25
December 31, 1999.......

ZENITH DAVIS VENTURE VALUE SUB-ACCOUNT

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
October 31, 1994........ $ 50,000 $1,054,000 $ 44,778 $ 44,778        --             --
December 31, 1994.......   50,000  1,054,000   42,929   42,929     -59.84%           --
December 31, 1995.......  100,000  1,054,000  104,157  104,157       6.22       1,177.18%
December 31, 1996.......  150,000  1,054,000  174,848  174,848      13.51         253.93
December 31, 1997.......  200,000  1,054,000  275,721  275,721      19.77         119.01
December 31, 1998.......  250,000  1,060,572  359,422  359,422      16.92          71.59
December 31, 1999.......

ZENITH ALGER EQUITY GROWTH SUB-ACCOUNT

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
October 31, 1994........ $ 50,000 $1,054,000 $ 44,778 $ 44,778        --             --
December 31, 1994.......   50,000  1,054,000   41,903   41,903     -65.26%           --
December 31, 1995.......  100,000  1,054,000  104,376  104,376       6.55       1,177.18%
December 31, 1996.......  150,000  1,054,000  161,043  161,043       6.17         253.93
December 31, 1997.......  200,000  1,054,000  244,056  244,056      12.13         119.01
December 31, 1998.......  250,000  1,206,651  408,928  408,928      23.05          78.74
December 31, 1999.......

ZENITH MFS INVESTORS SUB-ACCOUNT

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
April 30, 1999.......... $ 50,000 $1,054,000 $        $               --             --
December 31, 1999.......   50,000  1,054,000                             %           --

ZENITH MFS RESEARCH MANAGERS SUB-ACCOUNT

                          TOTAL                             INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH    CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT   VALUE  VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ----- -------- -------------- -------------
April 30, 1999.......... $ 50,000 $1,054,000 $      $             --             --
December 31, 1999.......   50,000  1,054,000                         %           --

METROPOLITAN JANUS MID CAP SUB-ACCOUNT

                          TOTAL                             INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH    CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT   VALUE  VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ----- -------- -------------- -------------
March 3, 1997........... $ 50,000 $1,054,000
December 31, 1997.......   50,000  1,054,000
December 31, 1998.......  100,000  1,054,000
December 31, 1999.......  150,000  1,054,000

METROPOLITAN RUSSELL 2000 INDEX SUB-ACCOUNT

                          TOTAL                             INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH    CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT   VALUE  VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ----- -------- -------------- -------------
November 9, 1998........ $ 50,000 $1,054,000
December 31, 1998.......   50,000  1,054,000
December 31, 1999.......  100,000  1,054,000

VIP EQUITY-INCOME SUB-ACCOUNT

                          TOTAL                                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH       CASH     NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ---------- ---------- -------------- -------------
October 9, 1986......... $ 50,000 $1,054,000 $   44,778 $   44,778        --             --
December 31, 1986.......   50,000  1,054,000     44,463     44,463     -40.32%           --
December 31, 1987.......  100,000  1,054,000     78,734     78,734     -29.50       1,017.57%
December 31, 1988.......  150,000  1,054,000    137,473    137,473      -6.99         239.99
December 31, 1989.......  200,000  1,054,000    203,562    203,562       1.02         115.01
December 31, 1990.......  250,000  1,054,000    214,954    214,954      -6.76          69.51
December 31, 1991.......  300,000  1,054,000    326,357    326,357       3.08          46.94
December 31, 1992.......  350,000  1,184,343    426,982    426,982       6.12          37.39
December 31, 1993.......  350,000  1,344,307    499,678    499,678       8.45          32.57
December 31, 1994.......  350,000  1,379,723    528,604    528,604       7.96          27.22
December 31, 1995.......  350,000  1,800,224    710,727    710,727      11.62          27.67
December 31, 1996.......  350,000  1,968,492    800,624    800,624      11.75          25.26
December 31, 1997.......  350,000  2,434,931  1,019,946  1,019,946      13.45          25.09
December 31, 1998.......  350,000  2,625,214  1,132,142  1,132,142      13.19          23.25
December 31, 1999.......

VIP OVERSEAS SUB-ACCOUNT

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
January 28, 1987........ $ 50,000 $1,054,000 $ 44,778 $ 44,778        --            --
December 31, 1987.......   50,000  1,054,000   40,135   40,135     -21.18%          --
December 31, 1988.......  100,000  1,054,000   91,763   91,763      -5.89        338.48%
December 31, 1989.......  150,000  1,054,000  164,134  164,134       4.75        142.48
December 31, 1990.......  200,000  1,054,000  203,149  203,149       0.65         81.84
December 31, 1991.......  250,000  1,054,000  263,833  263,833       1.85         53.89
December 31, 1992.......  300,000  1,054,000  271,968  271,968      -2.86         38.23
December 31, 1993.......  350,000  1,161,488  428,478  428,478       5.16         30.96
December 31, 1994.......  350,000  1,128,240  429,032  429,032       4.15         24.44
December 31, 1995.......  350,000  1,202,367  471,186  471,186       5.06         21.61
December 31, 1996.......  350,000  1,298,212  524,142  524,142       5.91         19.73
December 31, 1997.......  350,000  1,397,586  581,186  581,186       6.50         18.26
December 31, 1998.......  350,000  1,521,845  651,618  651,618       7.10         17.24
December 31, 1999.......

VIP HIGH INCOME SUB-ACCOUNT

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
September 19, 1985...... $ 50,000 $1,054,000 $ 44,778 $ 44,778        --            --
December 31, 1985.......   50,000  1,054,000   46,970   46,970     -19.87%          --
December 31, 1986.......  100,000  1,054,000   99,624   99,624      -0.48        900.55%
December 31, 1987.......  150,000  1,054,000  142,133  142,133      -4.16        228.43
December 31, 1988.......  200,000  1,054,000  200,698  200,698       0.20        111.57
December 31, 1989.......  250,000  1,054,000  231,477  231,477      -3.37         68.00
December 31, 1990.......  300,000  1,054,000  267,146  267,146      -4.17         46.13
December 31, 1991.......  350,000  1,117,594  403,944  403,944       4.35         35.07
December 31, 1992.......  350,000  1,320,836  492,193  492,193       7.99         31.75
December 31, 1993.......  350,000  1,526,457  586,286  586,286       9.89         29.03
December 31, 1994.......  350,000  1,444,273  571,612  571,612       7.92         23.57
December 31, 1995.......  350,000  1,677,709  684,034  684,034       9.40         22.63
December 31, 1996.......  350,000  1,842,678  773,738  773,738       9.82         21.14
December 31, 1997.......  350,000  2,094,154  905,285  905,285      10.54         20.37
December 31, 1998.......  350,000  1,935,418  861,029  861,029       8.99         17.51
December 31, 1999.......

VIP II ASSET MANAGER SUB-ACCOUNT

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
September 6, 1989....... $ 50,000 $1,054,000 $ 44,778 $ 44,778        --            --
December 31, 1989.......   50,000  1,054,000   44,725   44,725     -29.59%          --
December 31, 1990.......  100,000  1,054,000   92,438   92,438      -9.30        835.70%
December 31, 1991.......  150,000  1,054,000  156,791  156,791       3.39        221.42
December 31, 1992.......  200,000  1,054,000  218,058  218,058       4.79        109.43
December 31, 1993.......  250,000  1,054,000  307,968  307,968       9.06         67.04
December 31, 1994.......  300,000  1,054,000  327,179  327,179       3.08         45.62
December 31, 1995.......  350,000  1,183,071  427,610  427,610       6.01         36.48
December 31, 1996.......  350,000  1,297,728  483,582  483,582       7.51         31.07
December 31, 1997.......  350,000  1,502,896  577,237  577,237       9.52         28.52
December 31, 1998.......  350,000  1,660,147  657,050  657,050      10.16         25.86
December 31, 1999.......

                             $1,054,000 FACE AMOUNT
                             OPTION 2 DEATH BENEFIT
                          CASH VALUE ACCUMULATION TEST

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                          TOTAL                                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH       CASH     NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ---------- ---------- -------------- -------------
August 26, 1983......... $ 50,000 $1,098,770 $   44,770 $   44,770        --            --
December 31, 1983.......   50,000  1,101,847     47,847     47,847     -11.88%          --
December 31, 1984.......  100,000  1,143,947     89,947     89,947     -11.96        846.61%
December 31, 1985.......  150,000  1,255,588    201,588    201,588      23.19        244.67
December 31, 1986.......  200,000  1,486,851    432,851    432,851      45.05        135.93
December 31, 1987.......  250,000  2,019,199    687,851    687,851      45.26        101.33
December 31, 1988.......  300,000  1,893,368    665,309    665,309      28.22         68.03
December 31, 1989.......  350,000  2,503,211    907,068    907,068      28.21         59.58
December 31, 1990.......  350,000  2,304,467    860,901    860,901      20.99         45.19
December 31, 1991.......  350,000  3,406,369  1,311,607  1,311,607      25.61         45.58
December 31, 1992.......  350,000  3,072,911  1,219,212  1,219,212      20.43         36.70
December 31, 1993.......  350,000  3,399,235  1,389,344  1,389,344      19.60         33.32
December 31, 1994.......  350,000  3,028,380  1,274,705  1,274,705      16.13         27.70
December 31, 1995.......  350,000  4,083,254  1,769,396  1,769,396      18.23         28.38
December 31, 1996.......  350,000  4,756,787  2,121,209  2,121,209      18.37         27.28
December 31, 1997.......  350,000  5,675,676  2,603,454  2,603,454      18.73         26.61
December 31, 1998.......  350,000  7,356,275  3,469,400  3,469,400      19.79         26.83
December 31, 1999.......

ZENITH BACK BAY BOND INCOME SUB-ACCOUNT

                          TOTAL                                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH       CASH     NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ---------- ---------- -------------- -------------
August 26, 1983......... $ 50,000 $1,098,770 $   44,770 $   44,770        --            --
December 31, 1983.......   50,000  1,099,237     45,237     45,237     -25.00%          --
December 31, 1984.......  100,000  1,150,642     96,642     96,642      -3.97        851.03%
December 31, 1985.......  150,000  1,212,855    158,855    158,855       4.30        238.79
December 31, 1986.......  200,000  1,278,327    224,327    224,327       6.28        123.21
December 31, 1987.......  250,000  1,324,219    270,219    270,219       3.32         78.11
December 31, 1988.......  300,000  1,387,988    333,988    333,988       3.77         55.72
December 31, 1989.......  350,000  1,470,804    416,804    416,804       5.20         42.84
December 31, 1990.......  350,000  1,499,199    445,199    445,199       5.55         34.41
December 31, 1991.......  350,000  1,572,973    518,973    518,973       7.44         29.30
December 31, 1992.......  350,000  1,608,993    554,993    554,993       7.36         25.20
December 31, 1993.......  350,000  1,673,078    619,078    619,078       7.90         22.38
December 31, 1994.......  350,000  1,647,160    593,160    593,160       6.42         19.49
December 31, 1995.......  350,000  1,769,967    715,967    715,967       7.83         18.23
December 31, 1996.......  350,000  1,798,178    744,178    744,178       7.45         16.61
December 31, 1997.......  350,000  1,873,850    819,850    819,850       7.69         15.51
December 31, 1998.......  350,000  1,942,155    888,155    888,155       7.74         14.55
December 31, 1999.......

ZENITH BACK BAY MONEY MARKET SUB-ACCOUNT

                          TOTAL                                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH       CASH     NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ---------- ---------- -------------- -------------
August 26, 1983......... $ 50,000 $1,098,770 $   44,770 $   44,770        --            --
December 31, 1983.......   50,000  1,099,343     45,343     45,343     -24.50%          --
December 31, 1984.......  100,000  1,147,737     93,737     93,737      -7.43        849.11%
December 31, 1985.......  150,000  1,198,146    144,146    144,146      -2.93        236.73
December 31, 1986.......  200,000  1,249,703    195,703    195,703      -1.17        121.34
December 31, 1987.......  250,000  1,303,765    249,765    249,765      -0.04         77.28
December 31, 1988.......  300,000  1,364,218    310,218    310,218       1.18         55.05
December 31, 1989.......  350,000  1,434,553    380,553    380,553       2.49         42.07
December 31, 1990.......  350,000  1,460,434    406,434    406,434       3.44         33.77
December 31, 1991.......  350,000  1,480,365    426,365    426,365       3.71         28.06
December 31, 1992.......  350,000  1,491,084    437,084    437,084       3.52         23.88
December 31, 1993.......  350,000  1,499,238    445,238    445,238       3.30         20.74
December 31, 1994.......  350,000  1,513,601    459,601    459,601       3.29         18.37
December 31, 1995.......  350,000  1,535,945    481,945    481,945       3.46         16.56
December 31, 1996.......  350,000  1,556,386    502,386    502,386       3.53         15.08
December 31, 1997.......  350,000  1,578,689    524,689    524,689       3.61         13.86
December 31, 1998.......  350,000  1,601,397    547,397    547,397       3.67         12.84
December 31, 1999.......

ZENITH WESTPEAK STOCK INDEX SUB-ACCOUNT

                          TOTAL                                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH       CASH     NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ---------- ---------- -------------- -------------
May 1, 1987............. $ 50,000 $1,098,770 $   44,770 $   44,770        --            --
December 31, 1987.......   50,000  1,091,937     37,937     37,937     -33.83%          --
December 31, 1988.......  100,000  1,143,122     89,122     89,122      -9.48        494.44%
December 31, 1989.......  150,000  1,222,315    168,315    168,315       7.05        186.73
December 31, 1990.......  200,000  1,253,814    199,814    199,814      -0.04        103.46
December 31, 1991.......  250,000  1,359,318    305,318    305,318       7.56         70.53
December 31, 1992.......  300,000  1,424,819    370,819    370,819       6.71         51.58
December 31, 1993.......  350,000  1,503,874    449,874    449,874       6.83         40.20
December 31, 1994.......  350,000  1,503,254    449,254    449,254       5.37         32.27
December 31, 1995.......  350,000  1,667,075    613,075    613,075      10.04         28.83
December 31, 1996.......  350,000  1,844,004    737,106    737,106      11.43         26.27
December 31, 1997.......  350,000  2,353,759    969,171    969,171      13.72         26.43
December 31, 1998.......  350,000  2,907,995  1,233,010  1,233,010      15.11         26.12
December 31, 1999.......

ZENITH BACK BAY MANAGED SUB-ACCOUNT

                          TOTAL                                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH       CASH    NET  CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ---------- ---------- -------------- -------------
May 1, 1987............. $ 50,000 $1,098,770 $   44,770 $   44,770        --            --
December 31, 1987.......   50,000  1,096,947     42,947     42,947     -20.34%          --
December 31, 1988.......  100,000  1,145,433     91,433     91,433      -7.44        495.23%
December 31, 1989.......  150,000  1,211,375    157,375    157,375       2.90        185.60
December 31, 1990.......  200,000  1,258,900    204,900    204,900       1.12        103.74
December 31, 1991.......  250,000  1,344,937    290,937    290,937       5.72         70.03
December 31, 1992.......  300,000  1,408,362    354,362    354,362       5.27         51.17
December 31, 1993.......  350,000  1,488,502    434,502    434,502       5.88         39.90
December 31, 1994.......  350,000  1,478,168    424,168    424,168       4.13         31.88
December 31, 1995.......  350,000  1,607,562    553,562    553,562       8.19         28.12
December 31, 1996.......  350,000  1,680,281    626,281    626,281       8.88         24.72
December 31, 1997.......  350,000  1,910,059    786,476    786,476      10.83         23.37
December 31, 1998.......  350,000  2,207,058    935,808    935,808      11.70         22.52
December 31, 1999.......

ZENITH WESTPEAK GROWTH AND INCOME SUB-ACCOUNT

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
April 30, 1993.......... $ 50,000 $1,098,770 $ 44,770 $ 44,770       --             --
December 31, 1993.......   50,000  1,103,229   49,229   49,229     -2.29%           --
December 31, 1994.......  100,000  1,145,066   91,066   91,066     -7.74         493.20%
December 31, 1995.......  150,000  1,229,807  175,807  175,807      9.77         187.14
December 31, 1996.......  200,000  1,306,729  252,729  252,729     11.03         106.19
December 31, 1997.......  250,000  1,441,180  387,180  387,180     16.75          73.22
December 31, 1998.......  300,000  1,578,246  524,246  524,246     17.80          55.19
December 31, 1999.......

ZENITH HARRIS/OAKMARK MIDCAP VALUE SUB-ACCOUNT**

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
April 30, 1993.......... $ 50,000 $1,098,770 $ 44,770 $ 44,770        --             --
December 31, 1993.......   50,000  1,103,451   49,451   49,451      -1.63%           --
December 31, 1994.......  100,000  1,145,907   91,907   91,907      -7.00         493.49%
December 31, 1995.......  150,000  1,225,137  171,137  171,137       8.08         186.66
December 31, 1996.......  200,000  1,298,436  244,436  244,436       9.43         105.75
December 31, 1997.......  250,000  1,388,208  334,208  334,208      11.03          71.45
December 31, 1998.......  300,000  1,402,594  348,594  348,594       4.74          50.98
December 31, 1999.......

ZENITH LOOMIS SAYLES SMALL CAP SUB-ACCOUNT

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
May 2, 1994............. $ 50,000 $1,098,770 $ 44,770 $ 44,770        --             --
December 31, 1994.......   50,000  1,095,437   41,437   41,437     -24.59%           --
December 31, 1995.......  100,000  1,158,647  104,647  104,647       3.96         501.66%
December 31, 1996.......  150,000  1,238,246  184,246  184,246      12.81         188.75
December 31, 1997.......  200,000  1,335,054  281,054  281,054      16.25         107.97
December 31, 1998.......  250,000  1,365,084  311,084  311,084       8.29          70.80
December 31, 1999.......

ZENITH BALANCED SUB-ACCOUNT

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
October 31, 1994........ $ 50,000 $1,098,770 $ 44,770 $ 44,770        --             --
December 31, 1994.......   50,000  1,098,247   44,247   44,247     -51.88%           --
December 31, 1995.......  100,000  1,153,493   99,493   99,493      -0.76       1,286.61%
December 31, 1996.......  150,000  1,213,257  159,257  159,257       5.19         281.82
December 31, 1997.......  200,000  1,280,890  226,890  226,890       7.64         136.50
December 31, 1998.......  250,000  1,343,936  289,936  289,936       6.86          84.85
December 31, 1999.......

ZENITH MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT

                          TOTAL                                 INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET  CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE     VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- --------- -------------- -------------
October 31, 1994........ $ 50,000 $1,098,770 $ 44,770 $ 44,770         --             --
December 31, 1994.......   50,000  1,099,319   45,319   45,319      -44.47%           --
December 31, 1995.......  100,000  1,147,314   93,314   93,314      -10.04       1,279.86%
December 31, 1996.......  150,000  1,195,790  141,790  141,790       -4.77         278.87
December 31, 1997.......  200,000  1,234,304  180,304  180,304       -6.17         133.10
December 31, 1998.......  250,000  1,289,145  235,145  235,145       -2.82          82.47
December 31, 1999.......

ZENITH DAVIS VENTURE VALUE SUB-ACCOUNT

                          TOTAL                                 INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE     VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- --------- -------------- -------------
October 31, 1994........ $ 50,000 $1,098,770 $ 44,770 $ 44,770         --             --
December 31, 1994.......   50,000  1,096,905   42,905   42,905      -59.98%           --
December 31, 1995.......  100,000  1,157,964  103,964  103,964        5.93       1,291.50%
December 31, 1996.......  150,000  1,228,275  174,275  174,275       13.22         284.35
December 31, 1997.......  200,000  1,328,338  274,338  274,338       19.46         139.87
December 31, 1998.......  250,000  1,410,942  356,942  356,942       16.59          87.64
December 31, 1999.......

ZENITH ALGER EQUITY GROWTH SUB-ACCOUNT

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
October 31, 1994........ $ 50,000 $1,098,770 $ 44,770 $ 44,770        --             --
December 31, 1994.......   50,000  1,095,879   41,879   41,879     -65.37%           --
December 31, 1995.......  100,000  1,158,176  104,176  104,176       6.25       1,291.73%
December 31, 1996.......  150,000  1,214,515  160,515  160,515       5.88         282.04
December 31, 1997.......  200,000  1,296,853  242,853  242,853      11.83         137.64
December 31, 1998.......  250,000  1,460,168  406,168  406,168      22.72          89.63
December 31, 1999.......

ZENITH MFS INVESTORS SUB-ACCOUNT

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
April 30, 1999.......... $ 50,000 $          $        $               --             --
December 31, 1999.......   50,000                                        %           --

ZENITH MFS RESEARCH MANAGERS SUB-ACCOUNT

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
April 30, 1999.......... $ 50,000 $          $        $               --             --
December 31, 1999.......   50,000                                        %           --

METROPOLITAN JANUS MID CAP SUB-ACCOUNT

                          TOTAL                                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH       CASH     NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ---------- ---------- -------------- -------------
March 3, 1997........... $ 50,000
December 31, 1997.......   50,000
December 31, 1998.......  100,000
December 31, 1999.......  150,000

METROPOLITAN RUSSELL 2000 INDEX SUB-ACCOUNT

                          TOTAL                                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH       CASH     NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ---------- ---------- -------------- -------------
November 9, 1998........ $ 50,000
December 31, 1998.......   50,000
December 31, 1999.......  100,000

VIP EQUITY-INCOME SUB-ACCOUNT

                          TOTAL                                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH       CASH     NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ---------- ---------- -------------- -------------
October 9, 1986......... $ 50,000 $1,098,770 $   44,770 $   44,770        --             --
December 31, 1986.......   50,000  1,098,437     44,437     44,437     -40.47%           --
December 31, 1987.......  100,000  1,132,591     78,591     78,591     -29.70       1,089.85%
December 31, 1988.......  150,000  1,191,049    137,049    137,049      -7.23         262.58
December 31, 1989.......  200,000  1,256,614    202,614    202,614       0.75         130.16
December 31, 1990.......  250,000  1,267,660    213,660    213,660      -7.03          79.53
December 31, 1991.......  300,000  1,377,925    323,925    323,925       2.81          57.57
December 31, 1992.......  350,000  1,477,517    423,517    423,517       5.87          44.34
December 31, 1993.......  350,000  1,549,149    495,149    495,149       8.23          36.14
December 31, 1994.......  350,000  1,577,413    523,413    523,413       7.77          30.00
December 31, 1995.......  350,000  1,781,952    703,513    703,513      11.44          27.49
December 31, 1996.......  350,000  1,948,511    792,497    792,497      11.60          25.10
December 31, 1997.......  350,000  2,410,214  1,009,592  1,009,592      13.31          24.95
December 31, 1998.......  350,000  2,598,563  1,120,649  1,120,649      13.07          23.13
December 31, 1999.......

VIP OVERSEAS SUB-ACCOUNT

                          TOTAL                                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH       CASH     NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ---------- ---------- -------------- -------------
January 28, 1987........ $ 50,000 $1,098,770 $   44,770 $   44,770        --             --
December 31, 1987.......   50,000  1,094,042     40,042     40,042     -21.38%           --
December 31, 1988.......  100,000  1,145,445     91,445     91,445      -6.12         359.94%
December 31, 1989.......  150,000  1,217,331    163,331    163,331       4.49         157.10
December 31, 1990.......  200,000  1,255,791    201,791    201,791       0.37          92.30
December 31, 1991.......  250,000  1,315,613    261,613    261,613       1.56          63.21
December 31, 1992.......  300,000  1,323,539    269,539    269,539      -3.12          45.62
December 31, 1993.......  350,000  1,478,446    424,446    424,446       4.92          37.41
December 31, 1994.......  350,000  1,478,431    424,431    424,431       3.93          30.33
December 31, 1995.......  350,000  1,519,389    465,389    465,389       4.85          25.90
December 31, 1996.......  350,000  1,571,038    517,038    517,038       5.70          22.75
December 31, 1997.......  350,000  1,626,798    572,798    572,798       6.31          20.37
December 31, 1998.......  350,000  1,695,764    641,764    641,764       6.92          18.58
December 31, 1999.......

VIP HIGH INCOME SUB-ACCOUNT

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
September 19, 1985...... $ 50,000 $1,098,770 $ 44,770 $ 44,770        --            --
December 31, 1985.......   50,000  1,100,934   46,934   46,934     -20.09%          --
December 31, 1986.......  100,000  1,153,424   99,424   99,424      -0.74        978.99%
December 31, 1987.......  150,000  1,195,660  141,660  141,660      -4.41        250.45
December 31, 1988.......  200,000  1,253,727  199,727  199,727      -0.08        126.04
December 31, 1989.......  250,000  1,283,975  229,975  229,975      -3.65         78.49
December 31, 1990.......  300,000  1,319,107  265,107  265,107      -4.45         54.86
December 31, 1991.......  350,000  1,454,591  400,591  400,591       4.10         43.22
December 31, 1992.......  350,000  1,541,609  487,609  487,609       7.77         35.59
December 31, 1993.......  350,000  1,634,486  580,486  580,486       9.70         30.44
December 31, 1994.......  350,000  1,619,660  565,660  565,660       7.75         25.57
December 31, 1995.......  350,000  1,730,656  676,656  676,656       9.24         23.10
December 31, 1996.......  350,000  1,822,644  765,325  765,325       9.68         21.00
December 31, 1997.......  350,000  2,071,381  895,441  895,441      10.42         20.24
December 31, 1998.......  350,000  1,914,301  851,635  851,635       8.88         17.39
December 31, 1999.......

VIP II ASSET MANAGER SUB-ACCOUNT

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
September 6, 1989....... $ 50,000 $1,098,770 $ 44,770 $ 44,770        --            --
December 31, 1989.......   50,000  1,098,691   44,691   44,691     -29.76%          --
December 31, 1990.......  100,000  1,146,261   92,261   92,261      -9.52        902.09%
December 31, 1991.......  150,000  1,210,271  156,271  156,271       3.13        244.76
December 31, 1992.......  200,000  1,270,991  216,991  216,991       4.52        124.75
December 31, 1993.......  250,000  1,359,903  305,903  305,903       8.77         80.46
December 31, 1994.......  300,000  1,378,526  324,526  324,526       2.79         55.98
December 31, 1995.......  350,000  1,477,881  423,881  423,881       5.74         43.32
December 31, 1996.......  350,000  1,532,801  478,801  478,801       7.28         35.18
December 31, 1997.......  350,000  1,625,146  571,146  571,146       9.32         30.13
December 31, 1998.......  350,000  1,703,877  649,877  649,877       9.98         26.32
December 31, 1999.......

----------
* Rates of return and Policy values and benefits shown reflect the Capital Growth Series' investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

** Rates of return and Policy values and benefits shown reflect the Harris/Oakmark Midcap Value Series' investment advisory fee of .70% of average daily net assets for the period through April 30, 1998 and .75% thereafter.

                     MALE NON-SMOKER PREFERRED RISK AGE 40
                             $2,900,000 FACE AMOUNT
                             OPTION 1 DEATH BENEFIT
                             GUIDELINE PREMIUM TEST

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                          TOTAL                                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH       CASH     NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ---------- ---------- -------------- -------------
August 26, 1983......... $ 50,000 $2,900,000 $   44,434 $   44,434        --             --
December 31, 1983.......   50,000  2,900,000     46,146     46,146     -20.59%           --
December 31, 1984.......  100,000  2,900,000     83,880     83,880     -19.27       1,859.74%
December 31, 1985.......  150,000  2,900,000    186,199    186,199      16.71         415.88
December 31, 1986.......  200,000  2,900,000    398,104    398,104      39.81         198.89
December 31, 1987.......  250,000  2,900,000    632,523    632,523      41.30         122.80
December 31, 1988.......  300,000  2,900,000    612,555    612,555      25.25          85.77
December 31, 1989.......  350,000  2,900,000    836,915    836,915      25.81          64.36
December 31, 1990.......  400,000  2,900,000    836,806    836,806      18.76          50.59
December 31, 1991.......  450,000  2,900,000  1,325,785  1,325,785      23.90          41.08
December 31, 1992.......  500,000  2,900,000  1,282,024  1,282,024      18.55          34.16
December 31, 1993.......  550,000  2,900,000  1,509,458  1,509,458      17.85          28.92
December 31, 1994.......  600,000  2,900,000  1,427,553  1,427,553      14.00          24.85
December 31, 1995.......  650,000  3,472,482  2,030,691  2,030,691      16.66          24.07
December 31, 1996.......  700,000  4,085,881  2,491,391  2,491,391      17.02          23.25
December 31, 1997.......  750,000  4,879,152  3,107,740  3,107,740      17.56          22.77
December 31, 1998.......  800,000  6,300,730  4,200,487  4,200,487      18.90          23.21
December 31, 1999.......

ZENITH BACK BAY BOND INCOME SUB-ACCOUNT

                          TOTAL                                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH       CASH     NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ---------- ---------- -------------- -------------
August 26, 1983......... $ 50,000 $2,900,000 $   44,434 $   44,434        --             --
December 31, 1983.......   50,000  2,900,000     43,537     43,537     -32.82%           --
December 31, 1984.......  100,000  2,900,000     90,352     90,352     -11.47       1,859.74%
December 31, 1985.......  150,000  2,900,000    146,915    146,915      -1.54         415.88
December 31, 1986.......  200,000  2,900,000    206,124    206,124       1.64         198.89
December 31, 1987.......  250,000  2,900,000    247,103    247,103      -0.50         122.80
December 31, 1988.......  300,000  2,900,000    305,270    305,270       0.61          85.77
December 31, 1989.......  350,000  2,900,000    382,025    382,025       2.61          64.36
December 31, 1990.......  400,000  2,900,000    452,527    452,527       3.19          50.59
December 31, 1991.......  450,000  2,900,000    573,774    573,774       5.51          41.08
December 31, 1992.......  500,000  2,900,000    656,781    656,781       5.53          34.16
December 31, 1993.......  550,000  2,900,000    775,953    775,953       6.28          28.92
December 31, 1994.......  600,000  2,900,000    786,330    786,330       4.52          24.85
December 31, 1995.......  650,000  2,900,000    995,369    995,369       6.48          21.59
December 31, 1996.......  700,000  2,900,000  1,080,815  1,080,815       6.11          18.94
December 31, 1997.......  750,000  2,900,000  1,237,191  1,237,191       6.51          16.75
December 31, 1998.......  800,000  2,900,000  1,387,271  1,387,271       6.67          14.91
December 31, 1999.......

ZENITH BACK BAY MONEY MARKET SUB-ACCOUNT

                          TOTAL                                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH       CASH     NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ---------- ---------- -------------- -------------
August 26, 1983......... $ 50,000 $2,900,000 $   44,434 $   44,434        --             --
December 31, 1983.......   50,000  2,900,000     43,632     43,632     -32.40%           --
December 31, 1984.......  100,000  2,900,000     87,603     87,603     -14.77       1,859.74%
December 31, 1985.......  150,000  2,900,000    133,251    133,251      -8.59         415.88
December 31, 1986.......  200,000  2,900,000    179,616    179,616      -5.76         198.89
December 31, 1987.......  250,000  2,900,000    227,974    227,974      -3.92         122.80
December 31, 1988.......  300,000  2,900,000    282,977    282,977      -2.05          85.77
December 31, 1989.......  350,000  2,900,000    348,241    348,241      -0.15          64.36
December 31, 1990.......  400,000  2,900,000    415,087    415,087       0.96          50.59
December 31, 1991.......  450,000  2,900,000    478,510    478,510       1.41          41.08
December 31, 1992.......  500,000  2,900,000    533,501    533,501       1.33          34.16
December 31, 1993.......  550,000  2,900,000    586,724    586,724       1.20          28.92
December 31, 1994.......  600,000  2,900,000    649,443    649,443       1.34          24.85
December 31, 1995.......  650,000  2,900,000    725,127    725,127       1.71          21.59
December 31, 1996.......  700,000  2,900,000    800,191    800,191       1.93          18.94
December 31, 1997.......  750,000  2,900,000    880,405    880,405       2.15          16.75
December 31, 1998.......  800,000  2,900,000    963,624    963,624       2.33          14.91
December 31, 1999.......

ZENITH WESTPEAK STOCK INDEX SUB-ACCOUNT

                          TOTAL                                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH       CASH     NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ---------- ---------- -------------- -------------
May 1, 1987............. $ 50,000 $2,900,000 $   44,434 $   44,434        --             --
December 31, 1987.......   50,000  2,900,000     35,600     35,600     -39.84%           --
December 31, 1988.......  100,000  2,900,000     82,139     82,139     -15.76         981.11%
December 31, 1989.......  150,000  2,900,000    154,280    154,280       1.69         315.22
December 31, 1990.......  200,000  2,900,000    182,221    182,221      -4.25         167.71
December 31, 1991.......  250,000  2,900,000    277,357    277,357       3.91         108.65
December 31, 1992.......  300,000  2,900,000    337,612    337,612       3.73          77.95
December 31, 1993.......  350,000  2,900,000    410,999    410,999       4.37          59.50
December 31, 1994.......  400,000  2,900,000    453,983    453,983       3.03          47.32
December 31, 1995.......  450,000  2,900,000    671,492    671,492       8.44          38.75
December 31, 1996.......  500,000  2,900,000    856,518    856,518      10.16          32.43
December 31, 1997.......  550,000  2,900,000  1,180,208  1,180,208      12.95          27.60
December 31, 1998.......  600,000  2,900,000  1,551,832  1,551,832      14.52          23.81
December 31, 1999.......

ZENITH BACK BAY MANAGED SUB-ACCOUNT

                          TOTAL                                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH       CASH     NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ---------- ---------- -------------- -------------
May 1, 1987............. $ 50,000 $2,900,000 $   44,434 $   44,434        --             --
December 31, 1987.......   50,000  2,900,000     40,344     40,344     -27.46%           --
December 31, 1988.......  100,000  2,900,000     84,386     84,386     -13.72         981.11%
December 31, 1989.......  150,000  2,900,000    144,341    144,341      -2.29         315.22
December 31, 1990.......  200,000  2,900,000    186,992    186,992      -3.08         167.71
December 31, 1991.......  250,000  2,900,000    264,466    264,466       2.11         108.65
December 31, 1992.......  300,000  2,900,000    322,870    322,870       2.32          77.95
December 31, 1993.......  350,000  2,900,000    397,206    397,206       3.44          59.50
December 31, 1994.......  400,000  2,900,000    431,010    431,010       1.79          47.32
December 31, 1995.......  450,000  2,900,000    613,062    613,062       6.54          38.75
December 31, 1996.......  500,000  2,900,000    741,449    741,449       7.48          32.43
December 31, 1997.......  550,000  2,900,000    982,902    982,902       9.92          27.60
December 31, 1998.......  600,000  2,900,000  1,216,718  1,216,718      10.99          23.81
December 31, 1999.......

ZENITH WESTPEAK GROWTH AND INCOME SUB-ACCOUNT

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
April 30, 1993.......... $ 50,000 $2,900,000 $ 44,434 $ 44,434        --             --
December 31, 1993.......   50,000  2,900,000   46,028   46,028     -11.60%           --
December 31, 1994.......  100,000  2,900,000   83,837   83,837     -14.19         976.68%
December 31, 1995.......  150,000  2,900,000  161,175  161,175       4.36         314.55
December 31, 1996.......  200,000  2,900,000  230,701  230,701       6.67         167.48
December 31, 1997.......  250,000  2,900,000  353,035  353,035      13.15         108.54
December 31, 1998.......  300,000  2,900,000  478,883  478,883      14.88          77.89
December 31, 1999.......

ZENITH HARRIS/OAKMARK MIDCAP VALUE SUB-ACCOUNT**

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
April 30, 1993.......... $ 50,000 $2,900,000 $ 44,434 $ 44,434        --             --
December 31, 1993.......   50,000  2,900,000   46,246   46,246     -10.98%           --
December 31, 1994.......  100,000  2,900,000   84,668   84,668     -13.44         976.68%
December 31, 1995.......  150,000  2,900,000  157,024  157,024       2.76         314.55
December 31, 1996.......  200,000  2,900,000  223,270  223,270       5.12         167.48
December 31, 1997.......  250,000  2,900,000  304,772  304,772       7.49         108.54
December 31, 1998.......  300,000  2,900,000  318,104  318,104       1.85          77.89
December 31, 1999.......

ZENITH LOOMIS SAYLES SMALL CAP SUB-ACCOUNT

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
May 1, 1994............. $ 50,000 $2,900,000 $ 44,434 $ 44,434        --             --
December 31, 1994.......   50,000  2,900,000   38,815   38,815     -31.64%           --
December 31, 1995.......  100,000  2,900,000   96,567   96,567      -2.96         985.58%
December 31, 1996.......  150,000  2,900,000  168,954  168,954       7.30         315.90
December 31, 1997.......  200,000  2,900,000  257,201  257,201      11.91         167.93
December 31, 1998.......  250,000  2,900,000  283,263  283,263       4.71         108.75
December 31, 1999.......

ZENITH BALANCED SUB-ACCOUNT

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
October 31, 1994........ $ 50,000 $2,900,000 $ 44,434 $ 44,434        --             --
December 31, 1994.......   50,000  2,900,000   43,234   43,234     -58.11%           --
December 31, 1995.......  100,000  2,900,000   93,799   93,799      -9.31       3,057.30%
December 31, 1996.......  150,000  2,900,000  148,172  148,172      -1.05         499.94
December 31, 1997.......  200,000  2,900,000  209,514  209,514       2.80         221.34
December 31, 1998.......  250,000  2,900,000  266,360  255,360       2.93         132.31
December 31, 1999.......

ZENITH MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
October 31, 1994........ $ 50,000 $2,900,000 $ 44,434 $ 44,434        --             --
December 31, 1994.......   50,000  2,900,000   44,295   44,295     -51.56%           --
December 31, 1995.......  100,000  2,900,000   87,966   87,966     -18.10       3,057.30%
December 31, 1996.......  150,000  2,900,000  131,930  131,930     -10.74         499.94
December 31, 1997.......  200,000  2,900,000  166,391  166,391     -10.89         221.34
December 31, 1998.......  250,000  2,900,000  215,781  215,781      -6.78         132.31
December 31, 1999.......

ZENITH DAVIS VENTURE VALUE SUB-ACCOUNT

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
October 31, 1994........ $ 50,000 $2,900,000 $ 44,434 $ 44,434        --             --
December 31, 1994.......   50,000  2,900,000   41,902   41,902     -65.26%           --
December 31, 1995.......  100,000  2,900,000   97,965   97,965      -3.05       3,057.30%
December 31, 1996.......  150,000  2,900,000  162,184  162,184       6.79         499.94
December 31, 1997.......  200,000  2,900,000  253,604  253,604      14.52         221.34
December 31, 1998.......  250,000  2,900,000  328,598  328,598      12.70         132.31
December 31, 1999.......

ZENITH ALGER EQUITY GROWTH SUB-ACCOUNT

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
October 31, 1994........ $ 50,000 $2,900,000 $ 44,434 $ 44,434        --             --
December 31, 1994.......   50,000  2,900,000   40,890   40,890     -69.99%           --
December 31, 1995.......  100,000  2,900,000   98,083   98,083      -2.87       3,057.30%
December 31, 1996.......  150,000  2,900,000  149,352  149,352      -0.37         499.94
December 31, 1997.......  200,000  2,900,000  224,332  224,332       6.95         221.34
December 31, 1998.......  250,000  2,900,000  373,553  373,553      18.74         132.31
December 31, 1999.......

ZENITH MFS INVESTORS SUB-ACCOUNT

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
April 30, 1999.......... $ 50,000                                     --             --
December 31, 1999.......   50,000                                     --             --

ZENITH MFS REASEARCH MANAGERS SUB-ACCOUNT

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
April 30, 1999.......... $ 50,000                                     --             --
December 31, 1999.......   50,000                                     --             --

METROPOLITAN JANUS MID CAP SUB-ACCOUNT

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
March 3, 1997...........
December 31, 1997.......
December 31, 1998.......
December 31, 1999.......

METROPOLITAN RUSSELL 2000 INDEX SUB-ACCOUNT

                          TOTAL                                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH       CASH     NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ---------- ---------- -------------- -------------
November 9, 1998........
December 31, 1998.......
December 31, 1999.......

VIP EQUITY-INCOME SUB-ACCOUNT

                          TOTAL                                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH       CASH     NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ---------- ---------- -------------- -------------
October 9, 1986......... $ 50,000 $2,900,000 $   44,434 $   44,434        --             --
December 31, 1986.......   50,000  2,900,000     43,444     43,444     -46.10%           --
December 31, 1987.......  100,000  2,900,000     74,063     74,063     -36.03       2,552.32%
December 31, 1988.......  150,000  2,900,000    127,216    127,216     -13.02         468.95
December 31, 1989.......  200,000  2,900,000    186,445    186,445      -4.04         213.38
December 31, 1990.......  250,000  2,900,000    195,833    195,833     -10.92         128.99
December 31, 1991.......  300,000  2,900,000    295,975    295,975      -0.50          89.08
December 31, 1992.......  350,000  2,900,000    388,212    388,212       3.20          66.38
December 31, 1993.......  400,000  2,900,000    496,234    496,234       5.72          51.93
December 31, 1994.......  450,000  2,900,000    566,747    566,747       5.38          42.02
December 31, 1995.......  500,000  2,900,000    807,683    807,683       9.84          34.85
December 31, 1996.......  550,000  2,900,000    955,640    955,640      10.16          29.45
December 31, 1997.......  600,000  2,900,000  1,262,137  1,262,137      12.31          25.26
December 31, 1998.......  650,000  2,900,000  1,454,755  1,454,755      12.17          21.92
December 31, 1999.......

VIP OVERSEAS SUB-ACCOUNT

                          TOTAL                                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH       CASH     NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ---------- ---------- -------------- -------------
January 28, 1987........ $ 50,000 $2,900,000 $   44,434 $   44,434        --             --
December 31, 1987.......   50,000  2,900,000     36,295     36,295     -29.32%           --
December 31, 1988.......  100,000  2,900,000     82,978     82,978     -12.42         675.33%
December 31, 1989.......  150,000  2,900,000    148,046    148,046      -0.68         261.68
December 31, 1990.......  200,000  2,900,000    182,363    182,363      -3.77         148.57
December 31, 1991.......  250,000  2,900,000    235,931    235,931      -1.98          99.34
December 31, 1992.......  300,000  2,900,000    244,318    244,318      -5.97          72.60
December 31, 1993.......  350,000  2,900,000    386,981    386,981       2.56          56.08
December 31, 1994.......  400,000  2,900,000    428,024    428,024       1.53          44.97
December 31, 1995.......  450,000  2,900,000    517,621    517,621       2.83          37.06
December 31, 1996.......  500,000  2,900,000    622,936    622,936       4.01          31.16
December 31, 1997.......  550,000  2,900,000    738,747    738,747       4.90          26.62
December 31, 1998.......  600,000  2,900,000    875,109    875,109       5.75          23.04
December 31, 1999.......

VIP HIGH INCOME SUB-ACCOUNT

                          TOTAL                                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH       CASH     NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ---------- ---------- -------------- -------------
September 19, 1985...... $ 50,000 $2,900,000 $   44,434 $   44,434        --             --
December 31, 1985.......   50,000  2,900,000     45,524     45,524     -28.27%           --
December 31, 1986.......  100,000  2,900,000     93,442     93,442      -8.42       2,195.51%
December 31, 1987.......  150,000  2,900,000    131,564    131,564      -9.98         443.48
December 31, 1988.......  200,000  2,900,000    183,998    183,998      -4.65         206.58
December 31, 1989.......  250,000  2,900,000    210,570    210,570      -7.49         126.11
December 31, 1990.......  300,000  2,900,000    242,185    242,185      -7.72          87.55
December 31, 1991.......  350,000  2,900,000    366,840    366,840       1.43          65.45
December 31, 1992.......  400,000  2,900,000    489,002    489,002       5.26          51.31
December 31, 1993.......  450,000  2,900,000    626,858    626,858       7.60          41.59
December 31, 1994.......  500,000  2,900,000    653,038    653,038       5.48          34.53
December 31, 1995.......  550,000  2,900,000    825,606    825,606       7.47          29.21
December 31, 1996.......  600,000  2,900,000    978,598    978,598       8.15          25.07
December 31, 1997.......  650,000  2,900,000  1,189,982  1,189,982       9.17          21.77
December 31, 1998.......  700,000  2,900,000  1,178,640  1,178,640       7.34          19.09
December 31, 1999.......

VIP II ASSET MANAGER SUB-ACCOUNT

                          TOTAL                                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH       CASH     NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ---------- ---------- -------------- -------------
September 6, 1989....... $ 50,000 $2,900,000 $   44,434 $   44,434        --             --
December 31, 1989.......   50,000  2,900,000     43,332     43,332     -36.26%           --
December 31, 1990.......  100,000  2,900,000     86,547     86,547     -16.62       2,003.02%
December 31, 1991.......  150,000  2,900,000    144,853    144,853      -2.63         428.16
December 31, 1992.......  200,000  2,900,000    199,729    199,729      -0.07         202.35
December 31, 1993.......  250,000  2,900,000    280,075    280,075       4.92         124.30
December 31, 1994.......  300,000  2,900,000    296,799    296,799      -0.38          86.58
December 31, 1995.......  350,000  2,900,000    388,619    388,619       3.15          64.85
December 31, 1996.......  400,000  2,900,000    485,141    485,141       5.01          50.92
December 31, 1997.......  450,000  2,900,000    622,394    622,394       7.38          41.31
December 31, 1998.......  500,000  2,900,000    756,826    756,826       8.38          34.33
December 31, 1999.......

                             $1,054,000 FACE AMOUNT
                             OPTION 2 DEATH BENEFIT
                             GUIDELINE PREMIUM TEST

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                          TOTAL                                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH       CASH     NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ---------- ---------- -------------- -------------
August 26, 1983......... $ 50,000 $1,098,770 $   44,770 $   44,770        --            --
December 31, 1983.......   50,000  1,101,847     47,847     47,847     -11.88%          --
December 31, 1984.......  100,000  1,143,947     89,947     89,947     -11.96        846.61%
December 31, 1985.......  150,000  1,255,588    201,588    201,588      23.19        244.67
December 31, 1986.......  200,000  1,486,851    432,851    432,851      45.05        135.93
December 31, 1987.......  250,000  1,742,667    688,667    688,667      45.32         93.01
December 31, 1988.......  300,000  1,720,403    666,403    666,403      28.28         64.18
December 31, 1989.......  350,000  1,963,291    909,291    909,291      28.28         51.83
December 31, 1990.......  350,000  1,917,833    863,833    863,833      21.07         40.54
December 31, 1991.......  350,000  2,595,710  1,317,619  1,317,619      25.70         39.74
December 31, 1992.......  350,000  2,342,186  1,226,275  1,226,275      20.53         31.80
December 31, 1993.......  350,000  2,588,330  1,399,097  1,399,097      19.71         29.05
December 31, 1994.......  350,000  2,339,267  1,285,267  1,285,267      16.24         24.18
December 31, 1995.......  350,000  3,054,917  1,786,501  1,786,501      18.34         24.79
December 31, 1996.......  350,000  3,517,899  2,145,060  2,145,060      18.50         23.90
December 31, 1997.......  350,000  4,140,653  2,637,358  2,637,358      18.86         23.38
December 31, 1998.......  350,000  5,282,305  3,521,537  3,521,537      19.93         23.69
December 31, 1999.......

ZENITH BACK BAY BOND INCOME SUB-ACCOUNT

                          TOTAL                                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH       CASH     NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ---------- ---------- -------------- -------------
August 26, 1983......... $ 50,000 $1,098,770 $   44,770 $   44,770        --            --
December 31, 1983.......   50,000  1,099,237     45,237     45,237     -25.00%          --
December 31, 1984.......  100,000  1,150,642     96,642     96,642      -3.97        851.03%
December 31, 1985.......  150,000  1,212,855    158,855    158,855       4.30        238.79
December 31, 1986.......  200,000  1,278,327    224,327    224,327       6.28        123.21
December 31, 1987.......  250,000  1,324,219    270,219    270,219       3.32         78.11
December 31, 1988.......  300,000  1,387,988    333,988    333,988       3.77         55.72
December 31, 1989.......  350,000  1,470,804    416,804    416,804       5.20         42.84
December 31, 1990.......  350,000  1,499,199    445,199    445,199       5.55         34.41
December 31, 1991.......  350,000  1,572,973    518,973    518,973       7.44         29.30
December 31, 1992.......  350,000  1,608,993    554,993    554,993       7.36         25.20
December 31, 1993.......  350,000  1,673,078    619,078    619,078       7.90         22.38
December 31, 1994.......  350,000  1,647,160    593,160    593,160       6.42         19.49
December 31, 1995.......  350,000  1,769,967    715,967    715,967       7.83         18.23
December 31, 1996.......  350,000  1,798,178    744,178    744,178       7.45         16.61
December 31, 1997.......  350,000  1,873,850    819,850    819,850       7.69         15.51
December 31, 1998.......  350,000  1,942,155    888,155    888,155       7.74         14.55
December 31, 1999.......

ZENITH BACK BAY MONEY MARKET SUB-ACCOUNT

                          TOTAL                                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH       CASH     NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ---------- ---------- -------------- -------------
August 26, 1983......... $ 50,000 $1,098,770 $   44,770 $   44,770        --            --
December 31, 1983.......   50,000  1,099,343     45,343     45,343     -24.50%          --
December 31, 1984.......  100,000  1,147,737     93,737     93,737      -7.43        849.11%
December 31, 1985.......  150,000  1,198,146    144,146    144,146      -2.93        236.73
December 31, 1986.......  200,000  1,249,703    195,703    195,703      -1.17        121.34
December 31, 1987.......  250,000  1,303,765    249,765    249,765      -0.04         77.28
December 31, 1988.......  300,000  1,364,218    310,218    310,218       1.18         55.05
December 31, 1989.......  350,000  1,434,553    380,553    380,553       2.49         42.07
December 31, 1990.......  350,000  1,460,434    406,434    406,434       3.44         33.77
December 31, 1991.......  350,000  1,480,365    426,365    426,365       3.71         28.06
December 31, 1992.......  350,000  1,491,084    437,084    437,084       3.52         23.88
December 31, 1993.......  350,000  1,499,238    445,238    445,238       3.30         20.74
December 31, 1994.......  350,000  1,513,601    459,601    459,601       3.29         18.37
December 31, 1995.......  350,000  1,535,945    481,945    481,945       3.46         16.56
December 31, 1996.......  350,000  1,556,386    502,386    502,386       3.53         15.08
December 31, 1997.......  350,000  1,578,689    524,689    524,689       3.61         13.86
December 31, 1998.......  350,000  1,601,397    547,397    547,397       3.67         12.84
December 31, 1999.......

ZENITH WESTPEAK STOCK INDEX SUB-ACCOUNT

                          TOTAL                                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH       CASH     NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ---------- ---------- -------------- -------------
May 1, 1987............. $ 50,000 $1,098,770 $   44,770 $   44,770        --            --
December 31, 1987.......   50,000  1,091,937     37,937     37,937     -33.83%          --
December 31, 1988.......  100,000  1,143,122     89,122     89,122      -9.48        494.44%
December 31, 1989.......  150,000  1,222,315    168,315    168,315       7.05        186.73
December 31, 1990.......  200,000  1,253,814    199,814    199,814      -0.04        103.46
December 31, 1991.......  250,000  1,359,318    305,318    305,318       7.56         70.53
December 31, 1992.......  300,000  1,424,819    370,819    370,819       6.71         51.58
December 31, 1993.......  350,000  1,503,874    449,874    449,874       6.83         40.20
December 31, 1994.......  350,000  1,503,254    449,254    449,254       5.37         32.27
December 31, 1995.......  350,000  1,667,075    613,075    613,075      10.04         28.83
December 31, 1996.......  350,000  1,791,119    737,119    737,119      11.43         25.78
December 31, 1997.......  350,000  2,023,653    969,653    969,653      13.72         24.21
December 31, 1998.......  350,000  2,288,723  1,234,723  1,234,723      15.13         22.99
December 31, 1999.......

ZENITH BACK BAY MANAGED SUB-ACCOUNT

                          TOTAL                                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH       CASH     NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ---------- ---------- -------------- -------------
May 1, 1987............. $ 50,000 $1,098,770 $   44,770 $   44,770        --            --
December 31, 1987.......   50,000  1,096,947     42,947     42,947     -20.34%          --
December 31, 1988.......  100,000  1,145,433     91,433     91,433      -7.44        495.23%
December 31, 1989.......  150,000  1,211,375    157,375    157,375       2.90        185.60
December 31, 1990.......  200,000  1,258,900    204,900    204,900       1.12        103.74
December 31, 1991.......  250,000  1,344,937    290,937    290,937       5.72         70.03
December 31, 1992.......  300,000  1,408,362    354,362    354,362       5.27         51.17
December 31, 1993.......  350,000  1,488,502    434,502    434,502       5.88         39.90
December 31, 1994.......  350,000  1,478,168    424,168    424,168       4.13         31.88
December 31, 1995.......  350,000  1,607,562    553,562    553,562       8.19         28.12
December 31, 1996.......  350,000  1,680,281    626,281    626,281       8.88         24.72
December 31, 1997.......  350,000  1,840,527    786,527    786,527      10.83         22.83
December 31, 1998.......  350,000  1,990,176    936,176    936,176      11.70         21.18
December 31, 1999.......

ZENITH WESTPEAK GROWTH AND INCOME SUB-ACCOUNT

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
April 30, 1993.......... $ 50,000 $1,098,770 $ 44,770 $ 44,770        --             --
December 31, 1993.......   50,000  1,103,229   49,229   49,229      -2.29%           --
December 31, 1994.......  100,000  1,145,066   91,066   91,066      -7.74         493.20%
December 31, 1995.......  150,000  1,229,807  175,807  175,807       9.77         187.14
December 31, 1996.......  200,000  1,306,729  252,729  252,729      11.03         106.19
December 31, 1997.......  250,000  1,441,180  387,180  387,180      16.75          73.22
December 31, 1998.......  300,000  1,578,246  524,246  524,246      17.80          55.19
December 31, 1999.......

ZENITH HARRIS/OAKMARK MIDCAP VALUE SUB-ACCOUNT**

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
April 30, 1993.......... $ 50,000 $1,098,770 $ 44,770 $ 44,770        --             --
December 31, 1993.......   50,000  1,103,451   49,451   49,451      -1.63%           --
December 31, 1994.......  100,000  1,145,907   91,907   91,907      -7.00         493.49%
December 31, 1995.......  150,000  1,225,137  171,137  171,137       8.08         186.66
December 31, 1996.......  200,000  1,298,436  244,436  244,436       9.43         105.75
December 31, 1997.......  250,000  1,388,208  334,208  334,208      11.03          71.45
December 31, 1998.......  300,000  1,402,594  348,594  348,594       4.74          50.98
December 31, 1999.......

ZENITH LOOMIS SAYLES SMALL CAP SUB-ACCOUNT

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
May 2, 1994............. $ 50,000 $1,098,770 $ 44,770 $ 44,770        --             --
December 31, 1994.......   50,000  1,095,437   41,437   41,437     -24.59%           --
December 31, 1995.......  100,000  1,158,647  104,647  104,647       3.96         501.66%
December 31, 1996.......  150,000  1,238,246  184,246  184,246      12.81         188.75
December 31, 1997.......  200,000  1,335,054  281,054  281,054      16.25         107.97
December 31, 1998.......  250,000  1,365,084  311,084  311,084       8.29          70.80
December 31, 1999.......

ZENITH BALANCED SUB-ACCOUNT

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
October 31, 1994........ $ 50,000 $1,098,770 $ 44,770 $ 44,770        --             --
December 31, 1994.......   50,000  1,098,247   44,247   44,247     -51.88%           --
December 31, 1995.......  100,000  1,153,493   99,493   99,493      -0.76       1,286.61%
December 31, 1996.......  150,000  1,213,257  159,257  159,257       5.19         281.82
December 31, 1997.......  200,000  1,280,890  226,890  226,890       7.64         136.50
December 31, 1998.......  250,000  1,343,936  289,936  289,936       6.86          84.85
December 31, 1999.......

ZENITH MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
October 31, 1994........ $ 50,000 $1,098,770 $ 44,770 $ 44,770        --             --
December 31, 1994.......   50,000  1,099,319   45,319   45,319     -44.47%           --
December 31, 1995.......  100,000  1,147,314   93,314   93,314     -10.04       1,279.86%
December 31, 1996.......  150,000  1,195,790  141,790  141,790      -4.77         278.87
December 31, 1997.......  200,000  1,234,304  180,304  180,304      -6.17         133.10
December 31, 1999.......  250,000  1,289,145  235,145  235,145      -2.82          82.47

ZENITH DAVIS VENTURE VALUE SUB-ACCOUNT

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
October 31, 1994........ $ 50,000 $1,098,770 $ 44,770 $ 44,770        --             --
December 31, 1994.......   50,000  1,096,905   42,905   42,905     -59.98%           --
December 31, 1995.......  100,000  1,157,964  103,964  103,964       5.93       1,291.50%
December 31, 1996.......  150,000  1,228,275  174,275  174,275      13.22         284.35
December 31, 1997.......  200,000  1,328,338  274,338  274,338      19.46         139.87
December 31, 1998.......  250,000  1,410,942  356,942  356,942      16.59          87.64
December 31, 1999.......

ZENITH ALGER EQUITY GROWTH SUB-ACCOUNT

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
October 31, 1994........ $ 50,000 $1,098,770 $ 44,770 $ 44,770        --             --
December 31, 1994.......   50,000  1,095,879   41,879   41,879     -65.37%           --
December 31, 1995.......  100,000  1,158,176  104,176  104,176       6.25       1,291.73%
December 31, 1996.......  150,000  1,214,515  160,515  160,515       5.88         282.04
December 31, 1997.......  200,000  1,296,853  242,853  242,853      11.83         137.64
December 31, 1998.......  250,000  1,460,168  406,168  406,168      22.72          89.63
December 31, 1999.......


ZENITH MFS INVESTORS SUB-ACCOUNT

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
April 30, 1999.......... $ 50,000 $          $        $               --             --
December 31, 1999.......   50,000                                        %           --

ZENITH MFS RESEARCH MANAGERS SUB-ACCOUNT

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
April 30, 1999.......... $ 50,000 $          $        $               --             --
December 31, 1999.......   50,000                                        %           --

METROPOLITAN JANUS MID CAP SUB-ACCOUNT

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
March 3, 1997........... $ 50,000
December 31, 1997.......   50,000
December 31, 1998.......  100,000
December 31, 1999.......  150,000

METROPOLITAN RUSSELL 2000 INDEX SUB-ACCOUNT

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
November 9, 1998........ $ 50,000
December 31, 1998.......   50,000
December 31, 1999.......  100,000

VIP EQUITY-INCOME SUB-ACCOUNT

                          TOTAL                                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH       CASH     NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ---------- ---------- -------------- -------------
October 9, 1986......... $ 50,000 $1,098,770 $   44,770 $   44,770        --             --
December 31, 1986.......   50,000  1,098,437     44,437     44,437     -40.47%           --
December 31, 1987.......  100,000  1,132,591     78,591     78,591     -29.70       1,089.85%
December 31, 1988.......  150,000  1,191,049    137,049    137,049      -7.23         262.58
December 31, 1989.......  200,000  1,256,614    202,614    202,614       0.75         130.16
December 31, 1990.......  250,000  1,267,660    213,660    213,660      -7.03          79.53
December 31, 1991.......  300,000  1,377,925    323,925    323,925       2.81          57.57
December 31, 1992.......  350,000  1,477,517    423,517    423,517       5.87          44.34
December 31, 1993.......  350,000  1,549,149    495,149    495,149       8.23          36.14
December 31, 1994.......  350,000  1,577,413    523,413    523,413       7.77          30.00
December 31, 1995.......  350,000  1,757,515    703,515    703,515      11.44          27.24
December 31, 1996.......  350,000  1,846,607    792,607    792,607      11.60          24.27
December 31, 1997.......  350,000  2,064,290  1,010,290  1,010,290      13.32          22.83
December 31, 1998.......  350,000  2,176,327  1,122,327  1,122,327      13.09          20.96
December 31, 1999.......

VIP OVERSEAS SUB-ACCOUNT

                          TOTAL                                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH       CASH     NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ---------- ---------- -------------- -------------
January 28, 1987........ $ 50,000 $1,098,770 $   44,770 $   44,770        --             --
December 31, 1987.......   50,000  1,094,042     40,042     40,042     -21.38%           --
December 31, 1988.......  100,000  1,145,445     91,445     91,445      -6.12         359.94%
December 31, 1989.......  150,000  1,217,331    163,331    163,331       4.49         157.10
December 31, 1990.......  200,000  1,255,791    201,791    201,791       0.37          92.30
December 31, 1991.......  250,000  1,315,613    261,613    261,613       1.56          63.21
December 31, 1992.......  300,000  1,323,539    269,539    269,539      -3.12          45.62
December 31, 1993.......  350,000  1,478,446    424,446    424,446       4.92          37.41
December 31, 1994.......  350,000  1,478,431    424,431    424,431       3.93          30.33
December 31, 1995.......  350,000  1,519,389    465,389    465,389       4.85          25.90
December 31, 1996.......  350,000  1,571,038    517,038    517,038       5.70          22.75
December 31, 1997.......  350,000  1,626,798    572,798    572,798       6.31          20.37
December 31, 1998.......  350,000  1,695,764    641,764    641,764       6.92          18.58
December 31, 1999.......

VIP HIGH INCOME SUB-ACCOUNT

                          TOTAL                                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH       CASH     NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ----------  --------  -------------- -------------
September 19, 1985...... $ 50,000 $1,098,770 $   44,770 $   44,770        --             --
December 31, 1985.......   50,000  1,100,934     46,934     46,934     -20.09%           --
December 31, 1986.......  100,000  1,153,424     99,424     99,424      -0.74         978.99%
December 31, 1987.......  150,000  1,195,660    141,660    141,660      -4.41         250.45
December 31, 1988.......  200,000  1,253,727    199,727    199,727      -0.08         126.04
December 31, 1989.......  250,000  1,283,975    229,975    229,975      -3.65          78.49
December 31, 1990.......  300,000  1,319,107    265,107    265,107      -4.45          54.86
December 31, 1991.......  350,000  1,454,591    400,591    400,591       4.10          43.22
December 31, 1992.......  350,000  1,541,609    487,609    487,609       7.77          35.59
December 31, 1993.......  350,000  1,634,486    580,486    580,486       9.70          30.44
December 31, 1994.......  350,000  1,619,660    565,660    565,660       7.75          25.57
December 31, 1995.......  350,000  1,730,656    676,656    676,656       9.24          23.10
December 31, 1996.......  350,000  1,819,325    765,325    765,325       9.68          20.97
December 31, 1997.......  350,000  1,949,609    895,609    895,609      10.42          19.51
December 31, 1998.......  350,000  1,906,026    852,026    852,026       8.88          17.34
December 31, 1999.......

VIP II ASSET MANAGER SUB-ACCOUNT

                          TOTAL                                INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- -------- -------- -------------- -------------
September 6, 1989....... $ 50,000 $1,098,770 $ 44,770 $ 44,770        --            --
December 31, 1989.......   50,000  1,098,691   44,691   44,691     -29.76%          --
December 31, 1990.......  100,000  1,146,261   92,261   92,261      -9.52        902.09%
December 31, 1991.......  150,000  1,210,271  156,271  156,271       3.13        244.76
December 31, 1992.......  200,000  1,270,991  216,991  216,991       4.52        124.75
December 31, 1993.......  250,000  1,359,903  305,903  305,903       8.77         80.46
December 31, 1994.......  300,000  1,378,526  324,526  324,526       2.79         55.98
December 31, 1995.......  350,000  1,477,881  423,881  423,881       5.74         43.32
December 31, 1996.......  350,000  1,532,801  478,801  478,801       7.28         35.18
December 31, 1997.......  350,000  1,625,146  571,146  571,146       9.32         30.13
December 31, 1998.......  350,000  1,703,877  649,877  649,877       9.98         26.32
December 31, 1999.......

--------
 * Rates of return and Policy values and benefits shown reflect the Capital Growth Series' investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

** Rates of return and Policy values and benefits shown reflect the Harris/Oakmark Midcap Value Series' investment advisory fee of .70% of average daily net assets for the period through April 30, 1998 and .75% thereafter.

                                  APPENDIX C

                            LONG TERM MARKET TRENDS

  The information below compares the average annual returns of common stock, high grade corporate bonds and 30-day U.S. Treasury bills over 20-year and 30-year holding periods.* The average annual returns assume the reinvestment of dividends, capital gains and interest. This is an historical record and does not predict future performance. The information does not reflect charges.

  The data indicates that, historically, the investment performance of common stocks over long periods has been positive and generally superior to that of long-term, high grade debt securities. Common stocks have, however, been subject to more dramatic market adjustments over short periods.

  Over the 55 20-year time periods beginning in 1926 and ending in 1999 (i.e., 1926-1945, 1927-1946, and so on through 1980-1999):

  --The average annual return of common stocks was superior to that of high grade, long-term corporate bonds in 52 of the 55 periods.

  --The average annual return of common stocks surpassed that of U.S. Treasury bills in each of the 55 periods.

  --Common stock average annual returns exceeded the average annual rate of inflation in each of the 55 periods.

  Over the 45 30-year periods beginning in 1926 and ending in 1999, the average annual return of common stocks was superior to that of high grade, long-term corporate bonds, U.S. Treasury bills and inflation in all 45 periods.

  From 1926 through 1999 the average annual return for common stocks was 11.2%, compared to 5.8% for high grade, long-term corporate bonds, 3.8% for U.S. Treasury bills and 3.1% for the Consumer Price Index.
----------

* Used with permission. (C)2000 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

                               ----------------

                 SUMMARY: HISTORIC S&P STOCK INDEX RESULTS FOR
                           SPECIFIC HOLDING PERIODS

  The following chart categorizes the historical results of the Standard & Poor's 500 Stock Index with dividends reinvested, over one-year, five-year and twenty-year periods beginning in 1926 and ending 1999.

  The chart does not predict future stock market results. It shows the historic performance of a broad index of stocks, and not the performance of any fund or investment.

                               ----------------

            PERCENT OF HOLDING PERIODS WITH THE FOLLOWING RETURNS:

                                                                        GREATER
                                                                         THAN
HOLDING          NEGATIVE 0-5.00% 5.01-10.00% 10.01-15.00% 15.01-20.00% 20.00%
PERIOD            RETURN  RETURN    RETURN       RETURN       RETURN    RETURN
-------          -------- ------- ----------- ------------ ------------ -------
 1 year.........   27%       4%       11%          7%          11%        40%
 5 years........   10%      14%       14%         31%          19%        12%
10 years........    3%      10%       33%         24%          28%         2%
20 years........    0%       6%       31%         54%           9%         0%

----------

Used with permission. (C)2000 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

                             DOLLAR COST AVERAGING

  Dollar cost averaging does not guarantee a profit or protect against a loss. If an investor follows a program of dollar cost averaging on a long-term basis, and the stock fund selected performs at least as well as the S&P 500 has historically, it is likely--not guaranteed--that the price at which shares are surrendered, for whatever reason, will be higher than the average cost per share.

  An investor using dollar cost averaging invests the same amount of money in the same professionally managed fund at regular intervals over a long period of time. Under dollar cost averaging, an investor does not invest more when the price of shares is high and less when the price is low. When the price of shares is low, the money invested buys more shares. When it is high, the money invested buys fewer shares. If you have the ability and desire to maintain this program over a long period of time (for example, 20 years), and the stock fund you chose follows the historical upward market trends, the price at which you sell shares should be higher than their average cost. This price could be lower, however, if the fund chosen does not follow these historical trends.

  You should consider your ability to continue on-going dollar cost averaging purchases so that you can take advantage of periods of low price levels if you are considering dollar cost averaging.

                                  APPENDIX D

                                TAX INFORMATION

  The Office of Tax Analysis of the U.S. Department of the Treasury published a "Report to the Congress on the Taxation of Life Insurance Company Products" in March 1990. Page 4 of this report is Table 1.1, a "Comparison of Tax Treatment of Life Insurance Products and Other Retirement Savings Plans". Because it is a convenient summary of the relevant tax characteristics of these products and plans, we have reprinted it here, and added footnotes to reflect exceptions to the general rules.

                             ---------------------

                                   TABLE 1.1

          COMPARISON OF TAX TREATMENT OF LIFE INSURANCE PRODUCTS AND
                        OTHER RETIREMENT SAVINGS PLANS

                                   CASH-VALUE
                                      LIFE    NON-QUALIFIED           QUALIFIED
                                   INSURANCE    ANNUITIES     IRA'S    PENSION
                                   ---------- ------------- --------- ---------
   Annual Contribution Limits          No          No          Yes       Yes
   Income Eligibility Limits           No          No          Yes**     No
   Borrowing Treated as Distribu-
    tions                              No*         Yes      Loans not   Yes,
                                                             allowed   beyond
                                                                       $50,000
   Income Ordering Rules (Income
    included in First                  No*         Yes         Yes       Yes
    Distribution)
   Early Withdrawal Penalties          No*         Yes***      Yes***    Yes***
   Minimum Distribution Rules by
    Age 70 1/2                         No          No          Yes       Yes
   Maximum Annual Distribution
    Rules                              No          No          Yes       Yes
   Anti-discrimination Rules           No          No          No        Yes

----------
Department of the Treasury March 1990
 Office of Tax Analysis

  *  If the Policy is not a modified endowment contract.
 ** If amounts paid in to fund the IRA are deductible; once over the income eligibility limits amounts paid into an IRA are permitted but not deductible.
*** There are several exceptions to the application of the early withdrawal penalties for annuities, IRAs and qualified pensions.

  This appendix is not tax advice. You should consult with your own tax advisor for more complete information.

                                  APPENDIX E

            CASH VALUE ACCUMULATION TEST AND GUIDELINE PREMIUM TEST

  In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than what is required by the "cash value accumulation test" under Section 7702(a)(1) of the Internal Revenue Code, or the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code, as selected by you when the Policy is issued. The test you choose at issue will be used for the life of the Policy. (See "Death Benefit".)

  For the cash value accumulation test, sample net single premiums for selected ages of male and female insureds are listed below.

                                                             NET SINGLE PREMIUM
                                                             --------------------
   AGE                                                         MALE     FEMALE
   ---                                                       --------- ----------
    30......................................................    0.2130    0.1818
    40......................................................    0.2961    0.2532
    50......................................................    0.4037    0.3458
    60......................................................    0.5328    0.4627
    70......................................................    0.6710    0.6060
    80......................................................    0.7949    0.7571
    90......................................................    0.8853    0.8760
   100......................................................    1.0000    1.0000

  For the guideline premium test, Table I shows the percentage of the Policy's cash value that is used to determine the death benefit.

                                    TABLE I

                                                   AGE OF
      AGE OF                                     INSURED AT
INSURED AT START OF      PERCENTAGE OF            START OF             PERCENTAGE OF
  THE POLICY YEAR         CASH VALUE*          THE POLICY YEAR          CASH VALUE*
-------------------      -------------         ---------------         -------------
   0 through 40               250                     61                    128
        41                    243                     62                    126
        42                    236                     63                    124
        43                    229                     64                    122
        44                    222                     65                    120
        45                    215                     66                    119
        46                    209                     67                    118
        47                    203                     68                    117
        48                    197                     69                    116
        49                    191                     70                    115
        50                    185                     71                    113
        51                    178                     72                    111
        52                    171                     73                    109
        53                    164                     74                    107
        54                    157               75 through 90               105
        55                    150                     91                    104
        56                    146                     92                    103
        57                    142                     93                    102
        58                    138               94 through 99               101
        59                    134                    100+                   100
        60                    130

----------
* including the pro rata portion of any Monthly Deduction made for a period beyond the date of death.

                       NEW ENGLAND LIFE INSURANCE COMPANY
                              501 BOYLSTON STREET
                                BOSTON, MA 02116

                                    RECEIPT

  This is to acknowledge receipt of a Zenith Executive Advantage Plus Prospectus dated May 1, 2000. This Variable Life policy is offered by New England Life Insurance Company.

-------------------------------------     -------------------------------------
               (Date)                             (Client's Signature)

                        ZENITH EXECUTIVE ADVANTAGE PLUS

                          Flexible Premium Adjustable
                       Variable Life Insurance Policies

                                   Issued by
                             New England Variable
                           Life Separate Account of
                      New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (617) 578-2000

  This prospectus offers individual flexible premium adjustable variable life insurance policies (the "Policies") issued by New England Life Insurance Company ("NELICO").

  The Policy provides premium flexibility and a death benefit. In some cases you can choose a rider that provides a death benefit guarantee as long as your total premiums paid meet certain minimum requirements.

  You may choose among three death benefit options. One provides a fixed death benefit equal to the Policy's face amount. One provides a death benefit that may vary daily with the investment experience of the Eligible Funds. One provides a death benefit equal to the Policy's face amount plus premiums paid (less partial surrenders). Cash value allocated to the Eligible Funds is not guaranteed, and fluctuates daily with the investment results of the Eligible Funds.

  You allocate net premiums among the investment Sub-Accounts of NELICO's Variable Life Separate Account (the "Variable Account"). Each Sub-Account of the Variable Account invests in the shares of an Eligible Fund. The Eligible Funds are:

  NEW ENGLAND ZENITH FUND              METROPOLITAN SERIES FUND, INC.


  Back Bay Advisors Bond Income Series Putnam Large Cap Growth Portfolio*
  Back Bay Advisors Managed Series     Janus Mid Cap Portfolio*
  Back Bay Advisors Money Market       Russell 2000 Index Portfolio*
   Series
  Capital Growth Series                VARIABLE INSURANCE PRODUCTS FUND
  Westpeak Growth and Income Series    ("VIP")
  Westpeak Stock Index Series
  Balanced Series                      Overseas Portfolio
  Loomis Sayles Small Cap Series       Equity-Income Portfolio
  Alger Equity Growth Series           High Income Portfolio
  Davis Venture Value Series
  Harris/Oakmark Midcap Value Series   VARIABLE INSURANCE PRODUCTS FUND II
  Morgan Stanley International Magnum  ("VIP II")
   Equity Series
  MFS Investors Series                 Asset Manager Portfolio
  MFS Research Managers Series

  You may also allocate net premiums to a Fixed Account in most states. Limits apply to transfers to and from the Fixed Account.

  You may cancel the Policy during the "Right to Return the Policy" period. In addition, replacing existing insurance with the Policy might not be to your advantage.
----------
* Availability is subject to any necessary state insurance department approvals.

  NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE POLICIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

  WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                                  MAY 1, 2000

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
GLOSSARY...................................................................  A-4
INTRODUCTION TO THE POLICIES...............................................  A-5
  The Policies.............................................................  A-5
  Availability of the Policy...............................................  A-6
  Policy Charges...........................................................  A-7
  How the Policy Works.....................................................  A-8
  Communications and Payments..............................................  A-9
  NELICO...................................................................  A-9
POLICY VALUES AND BENEFITS................................................. A-11
  Death Benefit............................................................ A-11
  Guaranteed Death Benefit Rider........................................... A-12
  Death Proceeds Payable................................................... A-12
  Change in Death Benefit Option........................................... A-13
  Cash Value............................................................... A-13
  Allocation of Net Premiums............................................... A-14
  Amount Provided for Investment under the Policy.......................... A-14
  Right to Return the Policy............................................... A-15
CHARGES AND EXPENSES....................................................... A-15
  Deductions from Premiums................................................. A-15
  Deductions from Cash Value............................................... A-16
  Charges Against the Eligible Funds....................................... A-18
  Special Arrangements..................................................... A-19
PREMIUMS................................................................... A-20
  Flexible Premiums........................................................ A-20
  Lapse and Reinstatement.................................................. A-21
OTHER POLICY FEATURES...................................................... A-21
  Increase in Face Amount.................................................. A-21
  Loan Provision........................................................... A-22
  Surrender................................................................ A-23
  Partial Surrender........................................................ A-23
  Reduction in Face Amount................................................. A-23
  Acceleration of Death Benefit Rider...................................... A-24
  Investment Options....................................................... A-24
  Transfer Option.......................................................... A-24
  Dollar Cost Averaging.................................................... A-25
  Asset Rebalancing........................................................ A-25
  Substitution of Insured Person........................................... A-25
  Payment of Proceeds...................................................... A-25
  24 Month Right........................................................... A-26
  Payment Options.......................................................... A-26
  Additional Benefits by Rider............................................. A-27
  Policy Owner and Beneficiary............................................. A-27
THE VARIABLE ACCOUNT....................................................... A-28
  Investments of the Variable Account...................................... A-28
  Investment Management.................................................... A-30
THE FIXED ACCOUNT.......................................................... A-31
  General Description...................................................... A-31

                                                                            PAGE
                                                                            ----
  Values and Benefits...................................................... A-31
  Policy Transactions...................................................... A-31
NELICO'S DISTRIBUTION AGREEMENT............................................ A-32
LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY........................... A-32
  Misstatement of Age or Sex............................................... A-33
  Suicide.................................................................. A-33
TAX CONSIDERATIONS......................................................... A-34
  Introduction............................................................. A-34
  Tax Status of the Policy................................................. A-34
  Tax Treatment of Policy Benefits......................................... A-34
  NELICO's Income Taxes.................................................... A-36
MANAGEMENT................................................................. A-37
VOTING RIGHTS.............................................................. A-39
RIGHTS RESERVED BY NELICO.................................................. A-40
TOLL-FREE NUMBERS.......................................................... A-40
REPORTS.................................................................... A-40
ADVERTISING PRACTICES...................................................... A-41
LEGAL MATTERS.............................................................. A-41
REGISTRATION STATEMENT..................................................... A-41
EXPERTS.................................................................... A-41
APPENDIX A: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES,
 AND ACCUMULATED PREMIUMS.................................................. A-42
APPENDIX B: INVESTMENT EXPERIENCE INFORMATION.............................. A-47
APPENDIX C: LONG TERM MARKET TRENDS........................................ A-61
APPENDIX D: TAX INFORMATION................................................ A-63
APPENDIX E: CASH VALUE ACCUMULATION TEST AND GUIDELINE PREMIUM TEST........ A-64
FINANCIAL STATEMENTS....................................................... AA-1

                                   GLOSSARY

  ACCOUNT. A sub-account of the Variable Account or the Fixed Account.

  AGE. The age of an insured refers to the insured's age at his or her nearest birthday.

  CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Variable Account, the amount held in the Fixed Account and, if there is an outstanding Policy loan, the amount of its cash value held in our general account as a result of the loan.

  EXCESS POLICY LOAN. When Policy loans plus accrued interest exceed the Policy's cash value less the applicable Surrender Charge.

  FIXED ACCOUNT. The Fixed Account is a part of our general account to which you may allocate net premiums. It provides guarantees of principal and interest.

  INVESTMENT START DATE. This is the latest of the date we first receive a premium payment for the Policy, the date Part II of the Policy application is signed and the Policy Date.

  NET CASH VALUE. The net cash value is equal to the Policy's cash value reduced by any outstanding Policy loan and accrued interest on the loan.

  NET INVESTMENT EXPERIENCE. For any period, a Sub-Account's net investment experience equals the investment experience of the underlying Eligible Fund's shares for the same period.

  PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium is a level amount that is subject to certain limits under the Policy. Payments in addition to any Planned Premium are called unscheduled payments in the Policy and can be paid at any time, subject to certain limits.

  PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment. (See "Premiums".)

  POLICY DATE. If you make a premium payment with the application, the Policy Date is generally the later of the date Part II of the application was signed and receipt of the premium payment. If you choose to pay the initial premium upon delivery of the Policy, we issue the Policy with a Policy Date which is generally five days after issue.

  TARGET PREMIUM. Currently we use the Target Premium to determine the amount of Sales Charge deducted from each premium payment, and also sales commissions. It varies by issue age, sex and underwriting class of the insured and the Policy's face amount at issue (or as later reduced). The Target Premium for a standard risk Policy with no riders is equal to the net annual premium that would be paid if the Policy provided for paid-up benefits after the payment of seven level net annual premiums, determined under federal income tax laws. Substandard ratings and certain riders increase the Target Premium above this amount.

  YOU. "You" refers to the Policy Owner.

                         INTRODUCTION TO THE POLICIES

THE POLICIES

  The Policies are designed to provide lifetime insurance coverage. They are not offered primarily as an investment. Policies are issued as part of a "case", where a number of Policies share a common factor (for example, a corporate owner).

  Here is a summary of the Policy's basic features. You should read the entire prospectus for more complete information.

  --You can make premium payments under the Policy based on a schedule you determine, subject to some limits. We can limit or prohibit unscheduled payments in some situations, including cases where the insured is in a substandard risk class. (See "Premiums".)

  --You can allocate net premiums to one or more of the Sub-Accounts of the Variable Account corresponding to mutual fund portfolios, in some cases after an initial period in the Zenith Money Market Sub-Account. (See "Allocation of Net Premiums" and "Investment Options".)

  --The mutual fund portfolios available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, two bond funds, two managed funds, a balanced fund, and a money market fund. Currently, you may allocate your Policy's cash value to an unlimited number of the available accounts (including the Fixed Account). (See "Investments of the Variable Account".)

  --If the Fixed Account is available in your state, you may also allocate funds to that account. We provide guarantees of Fixed Account principal and interest. SPECIAL LIMITS APPLY TO TRANSFERS OF CASH VALUE FROM THE
                  --------------------------------------------------------
    FIXED ACCOUNT. We have the right to restrict transfers of cash value and
    -------------
    allocations of premiums into the Fixed Account. (See "The Fixed Account".)

  --The cash value of the Policy will vary daily based on the net investment experience of your Policy's Sub-Accounts and the amount of interest credited to your Policy's cash value in the Fixed Account. (See "Cash Value", "Charges and Expenses", "Premiums", "Loan Provision" and "Partial Surrender".)

  --The portion of the cash value in the Sub-Accounts is not guaranteed. You bear the investment risk on this portion of the cash value. (See "Cash Value".)

  --You may choose among three death benefit options under the Policy. The first option provides a death benefit equal to the Policy's face amount. The second option provides a death benefit equal to the face amount plus any cash value, which varies with the net investment experience of your Policy's Sub-Accounts and the rate of interest credited on your cash value in the Fixed Account. The third option provides a death benefit equal to the face amount plus premiums paid, less all partial surrenders. The death benefit in each case could increase to satisfy tax law requirements if the cash value reaches certain levels. (See "Death Benefit".)

  --After the first Policy year, you may increase or decrease the Policy's face amount. (See "Increase in Face Amount" and "Reduction in Face Amount".)

  --If it is available to you and you elect the Guaranteed Death Benefit rider, then regardless of investment experience, the death benefit is guaranteed not to be less than the Policy's face amount, as long as the total amount of premiums paid less any partial surrenders and outstanding Policy loan plus accrued loan interest at least equals certain minimum amounts. (See "Death Benefit" and "Guaranteed Death Benefit Rider".)

  --You may change your allocation of future net premiums at any time. (See
    "Allocation of Net Premiums" and "Investment Options".)

  --Beginning 15 days after we mail the initial payment confirmation, the Policy allows you to transfer cash value among the Sub-Accounts and, generally, to the Fixed Account up to four times in a Policy year (twelve times in a Policy year for Policies issued in New York) without our consent. Currently we do not limit the number of sub-account transfers you may make in a Policy year. Transfers and allocations involving the Fixed Account are subject to some limits. (See "Transfer Option" and "The Fixed Account--Policy Transactions".)

  --A loan privilege and a partial surrender feature are also available. (See
    "Loan Provision" and "Partial Surrender".)

  --Death benefits paid to the beneficiary generally are not subject to Federal income tax. Under current law, undistributed increases in cash value generally are not taxable to you. (See "Tax Considerations".)

  --Loans, assignments and other pre-death distributions may have tax consequences depending primarily on the amount which you have paid into the Policy but also on any "material change" in the terms or benefits of the Policy or any death benefit reduction. If premium payments, a death benefit reduction, or a material change cause the Policy to become a "modified endowment contract", then pre-death distributions (including loans) will be included in income on an income first basis, and a 10% penalty tax may be imposed on income distributed before the Policy Owner attains age 59 1/2. Tax considerations may therefore influence the amount and timing of premium payments and certain Policy transactions which you choose to make. (See "Tax Considerations".)

  --If the Policy is not a modified endowment contract, we believe that loans under the Policy during the first 10 Policy years will not be taxable to you as long as the Policy has not lapsed, been surrendered or terminated. The tax consequences of a policy loan after the tenth policy year are not clear. You should consult a tax advisor if you intend to take out or maintain a policy loan after the tenth policy year. With some exceptions, other pre-death distributions under a Policy that is not a modified endowment contract are includible in income only to the extent they exceed your investment in the Policy. (See "Tax Considerations".)

  --In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new life insurance contract or a change in an existing life insurance contract should consult a tax adviser. (See "Tax Considerations".)

  --During the "Right to Return the Policy" period you can return the Policy for a refund. In some states we are required to refund premiums paid; in other states, we refund an amount that reflects investment experience and certain charges. For a limited period you can cancel a requested increase in the Policy's face amount. (See "Right to Return the Policy".)

  --Within 24 months after a Policy's date of issue or the effective date of a face amount increase, you may exercise the Policy's 24 Month Right. If you do, we allocate all or part of your Policy's cash value and future premiums to the Fixed Account. The purpose of the 24 Month Right is to provide you with fixed Policy values and benefits. (See "24 Month Right" for a description of this provision generally and for a description of the variation which applies to Policies issued in Maryland and New Jersey.)

  In many respects the Policies are similar to fixed-benefit universal life insurance. Like universal life insurance, the Policies offer death benefits and provide flexible premiums, a cash value, and loan privileges.

  The Policies are different from fixed-benefit universal life insurance in that the death benefit may, and the cash value will, vary to reflect the investment experience of the selected Sub-Accounts.

  The Policies are designed to provide insurance protection. Although the underlying mutual fund portfolios invest in securities similar to those in which mutual funds available directly to the public invest, in many ways the Policies differ from mutual fund investments. The main differences are:

  --The Policy provides a death benefit based on our assumption of an actuarially calculated risk.

  --If the net cash value is not sufficient to pay a Monthly Deduction, the Policy may lapse with no value unless you pay additional premiums. If the Policy lapses when Policy loans are outstanding, adverse tax consequences may result.

  --In addition to sales charges, insurance-related charges not associated with mutual fund investments are deducted from the premiums and values of the Policy. These charges include various insurance, risk, administrative and premium tax charges. (See "Charges and Expenses".)

  --The Variable Account, not the Policy Owner, owns the mutual fund shares.

  --Federal income tax liability on any earnings is deferred until you receive a distribution from the Policy. Transfers from one underlying fund portfolio to another do not incur tax liability under current law.

  --Dividends and capital gains are automatically reinvested.

AVAILABILITY OF THE POLICY

  Each Policy is part of a "case," which is a group of one or more Policies linked by a factor such as a common employer of the insureds. We decide what Policies constitute a case. Policies in a case usually have a common Policy owner (for example, the employer of the insureds). In addition, the total annual premium payment payable on the Policies included in the case must meet the following minimums: cases of at least five Policies--$100,000; and cases of fewer than five Policies--$250,000.

  The Policies are available for insureds from the age of 20 to 80 on an underwritten basis and from the age of 20 to 65 on a guaranteed issue basis. We issue guaranteed issue Policies based on very limited underwriting information. (Guaranteed issue Policies may not be available in New Jersey.) All persons must meet our underwriting and other requirements. The minimum face amount available is $50,000 unless we consent to a lower amount. We allow you to include Adjustable Term Insurance Rider coverage to meet our minimum size requirements. The Policies are not available to employee benefit plans qualified under Section 401 of the Internal Revenue Code ("tax-qualified pension plans"), except with our consent.

POLICY CHARGES

  PREMIUM-BASED CHARGES. We deduct the following charges from premiums:

  --A sales charge of 8% on each premium payment you make during a Policy year. Currently we reduce the charge to 3% on each premium payment you make in excess of a Target Premium during a Policy year; and

  --A premium tax charge of 2%.

  MONTHLY DEDUCTION FROM CASH VALUE. We deduct certain charges from the cash value:

  --Monthly charge for the cost of insurance; and for any rider benefits you elect, including the Minimum Guaranteed Death Benefit;

  --Monthly mortality and expense risk charge, currently equal to an annual rate of 0.50% (guaranteed not to exceed 0.75%);

  --Monthly policy fee currently equal to $5.50 per month (guaranteed not to exceed $10.00 per month).

  CHARGE FOR FACE AMOUNT INCREASES. If you increase your Policy's face amount and medical underwriting is required for the increase, we deduct a charge of $0.80 per $1,000 of the face amount increase (not to exceed $25.00) from your Policy's cash value on the date that the increase takes effect, and on the first day of the next eleven Policy months.

  CHARGES DEDUCTED FROM THE ELIGIBLE FUNDS. Daily charges against the Eligible Fund portfolios are deducted for investment advisory services and fund operating expenses.

  Currently, we do not charge the Variable Account for federal income taxes. We may, however, impose such a charge in the future.

  You can designate a Single Source Expense Sub-Account from which we will take Monthly Deductions and any charges for face amount increases.

  See "Charges and Expenses" and "Other Policy Features--Increase in Face
Amount".

                             HOW THE POLICY WORKS

                             [CHART APPEARS HERE]



Premium Payments
 .  Flexible
 .  Planned premium options
 .  Minimum premium (in first three Policy years)
 . Guaranteed Death Benefit Premium (to age 100)(available only if Option 1 death benefit and cash value accumulation test with Net Single Premium Corridor elected for Policy)

Charges from Premium Payments
 .  Sales Load: 8% on amount paid up to a Target Premium in each Policy year and currently 3% on amount paid above a Target Premium in each Policy year
 .  State Premium Tax Charge: 2%

Loans
 .  Beginning 15 days after mailing of initial premium confirmation, you may borrow a portion of your cash value
 .  Loan interest charge is 4.75%. We transfer loaned funds out of the Eligible
   Funds into the General Account where they are credited with not less than 4.0% interest. (Currently NELICO intends to credit 4.50% interest after 10 Policy years.)

Retirement Benefits
 .  Fixed settlement options are available for policy proceeds

Cash Values
 . Net premium payments invested in your choice of Eligible Fund investments or the Fixed Account (generally after an initial period during which net investment experience equal to that of the Zenith Money Market Sub-Account may be credited)
 .  The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy
 .  The cash value invested in mutual funds is not guaranteed
 .  Any earnings accumulate free of any current income taxes
 . You may change the allocation of future net premiums at any time. You may transfer funds among investment options (and to the Fixed Account), beginning 15 days after mailing of the initial premium confirmation. Currently we do not limit the number of sub-account transfers you can make in a Policy year. Transfers from (and, in certain circumstances, to) the Fixed Account are limited as to timing, frequency and amount
 . You may allocate cash value among a maximum of ten accounts at any one time. Currently we are not imposing this limit.

Death Benefit
 .  Three Death Benefit Options
 . We guarantee the Policy will not lapse regardless of net cash value amount if Guaranteed Death Benefit rider is in effect (available under certain circumstances)
 .  Income tax free to named beneficiary
 .  Death benefit will not be less than that required by federal tax law, using tax law test you select (guideline premium or cash value accumulation)
 .  If you add term insurance coverage, you elect whether to include it in the calculation of the Option 1, Option 2 or Option 3 death benefit
 . You may increase the face amount, subject to any necessary underwriting and a monthly charge of $0.80 per $1,000 of increase (not to exceed $25) for 12 months, if the increase is underwritten

Daily Deductions from Assets
 .  Investment advisory fees and other expenses are deducted from the Eligible
   Fund values daily

Beginning of Month Charges
 .  The cost of insurance charge (reflecting any substandard risk or guaranteed issue rating)
 .  Any Rider Charges
 .  Policy Fee: $5.50 (not to exceed $10.00) per month
 .  Mortality and expense risk charge of .50% (guaranteed not to exceed .75%)
 . Guaranteed Death Benefit Charge (if rider selected): $.01 per $1000 face amount monthly

Living Benefits
 . If policyholder has elected and qualified for benefits for disability and becomes totally disabled, we will waive monthly charges during the period of disability up to certain limits.
 .  You may surrender the Policy at any time for its cash surrender value
 .  Deferred income taxes, including taxes on amounts borrowed, become payable upon surrender
 .  Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value
 . Subject to our rules, you may reinstate a lapsed Policy within seven years of date of lapse if it has not been surrendered

COMMUNICATIONS AND PAYMENTS

  We will treat your request for a Policy transaction, or your submission of a payment, as received by us, if we receive a request or payment conforming to our administrative procedures at our Home Office before the close of regular trading on the New York Stock Exchange on that day. If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open.

NELICO

  NELICO was organized as a stock life insurance company in Delaware in 1980 and is licensed to sell life insurance in all states, the District of Columbia and Puerto Rico. Originally, NELICO was a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into Metropolitan Life Insurance Company ("MetLife"), a mutual life insurance company whose principal office is One Madison Avenue, New York, NY 10010. MetLife then became the parent of NELICO. In connection with the merger, NELICO changed its name from "New England Variable Life Insurance Company" to "New England Life Insurance Company" and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. NELICO's Home Office is now at 501 Boylston Street, Boston, Massachusetts 02116. NELICO's mailing address is: P.O. Box 9116, Boston, Massachusetts 02117.

  The following chart illustrates the relationship of NELICO, the Fixed Account, the Variable Account and the Eligible Funds.

                                    NELICO

(Insurance company subsidiary of MetLife)

We deduct charges.

We allocate net premiums and net unscheduled payments to your choice of sub-accounts in the Variable Account or to the Fixed Account.

Premiums and Unscheduled Payments

Fixed Account

VARIABLE ACCOUNT

Zenith Capital Growth Sub-Account
Zenith Back Bay Bond Income Sub-Account
Zenith Back Bay Money Market Sub-Account
Zenith Back Bay Managed Sub-Account
Zenith Westpeak Stock Index Sub-Account
Zenith Westpeak Growth and Income Sub-Account
Zenith Loomis Sayles Small Cap Sub-Account
Zenith Balanced Sub-Account
Zenith Alger Equity Growth Sub-Account
Zenith Davis Venture Value Sub-Account
Zenith Harris/Oakmark Midcap Value Sub-Account
Zenith Morgan Stanley International Magnum Equity Sub-Account
Zenith MFS Investors Sub-Account
Zenith MFS Research Managers Sub-Account
Metropolitan Putnam Large Cap Growth Sub-Account
Metropolitan Janus Mid Cap Sub-Account
Metropolitan Russell 2000 Index Sub-Account
VIP Equity-Income Sub-Account
VIP Overseas Sub-Account
VIP High Income Sub-Account
VIP II Asset Manager Sub-Account

Sub-accounts buy shares of the Eligible Funds.

NEW ENGLAND ZENITH FUND
Capital Growth Series
Back Bay Advisors Bond Income Series
Back Bay Advisors Money Market Series
Back Bay Advisors Managed Series
Westpeak Stock Index Series
Westpeak Growth and Income Series
Loomis Sayles Small Cap Series
Balanced Series
Alger Equity Growth Series
Davis Venture Value Series
Harris/Oakmark Midcap Value Series
Morgan Stanley International Magnum Equity Series
MFS Investors Series
MFS Research Managers Series

METROPOLITAN SERIES FUND, INC.*
Putnam Large Cap Growth Portfolio
Janus Mid Cap Portfolio
Russell 2000 Index Portfolio

VIP
Equity-Income Portfolio
Overseas Portfolio
High Income Portfolio

VIP II
Asset Manager Portfolio

Eligible Funds buy portfolio investments to support values and benefits of the Policies.
* Availability of the Portfolios of the Metropolitan Series Fund, Inc. is subject to any necessary state insurance department approvals.

                          POLICY VALUES AND BENEFITS

DEATH BENEFIT

  If the insured dies while the Policy is in force, we pay a death benefit to the beneficiary.

  DEATH BENEFIT OPTIONS. When you apply for a Policy, you choose among three death benefit options.

  The Option 1 (Face Amount) death benefit is equal to the face amount of the Policy. The Option 1 death benefit is fixed, subject to increases required by the Internal Revenue Code.

  The Option 2 (Face Amount Plus Cash Value) death benefit is equal to the face amount of the Policy, plus the Policy's cash value, if any. The Option 2 death benefit is also subject to increases required by the Internal Revenue Code.

  The Option 3 (Face Amount Plus Premiums) death benefit is equal to the face amount, plus premiums paid (less all partial surrenders). The Option 3 death benefit is also subject to increases required by the Internal Revenue Code.

  CHOICE OF TAX TEST. To meet the Internal Revenue Code's definition of life insurance, the death benefit, which for these purposes includes any coverage
                                                       --------
provided under the Adjustable Term Insurance Rider, will not be less than what is required by either (1) the "cash value accumulation test" under Section 7702(a)(1) of the Internal Revenue Code, or (2) the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code, whichever you select
                                                       --------------------
when the Policy is issued. The test you select at issue is used for the life
-------------------------
of the Policy.

  Under the cash value accumulation test, the death benefit is not less than
            ----------------------------
the Policy's cash value, including the portion of any Monthly Deduction made for a period beyond the date of death, divided by the applicable net single premium set by the Internal Revenue Code (the "Net Single Premium Corridor"). Net single premiums are based on the age and sex of the insured at the time of the calculation, and increase over time. Sample net single premiums appear in Appendix E.

  If you choose the cash value accumulation test, you may choose an "Enhanced Net Single Premium Corridor". If you do, the death benefit will not be less than the Policy's cash value, including the portion of any Monthly Deduction made for a period beyond the date of death, divided by the applicable net single premium set by the Internal Revenue Code times the Enhanced Net Single Premium Factor. The Enhanced Net Single Premium Factors vary by the attained age of the insured. These factors are shown in Appendix E.

  Under the guideline premium test, the death benefit is not less than a
            ----------------------
certain multiple of the Policy's cash value, including the portion of any Monthly Deduction made for a period beyond the date of death. This means that, if the cash value grows to certain levels, the death benefit increases to satisfy tax law requirements. At that point, any payment you make into the Policy will increase the death benefit by more than it increases the cash value. (See "Premiums".)

  If you choose the guideline premium test, you must select either the "IRS Corridor" or the "Enhanced Corridor". Appendix E shows the percentages that are applied to the cash value under both the IRS Corridor and the Enhanced Corridor.

  If you select the cash value accumulation test, you can generally make a higher amount of premium payments for any given face amount; and a higher death benefit may result in the long term. If cash value growth in the early Policy years is your primary objective, the cash value accumulation test may be the appropriate choice because it allows you to invest more premiums in the Policy for each dollar of death benefit. If cash value growth in the later Policy years is your primary objective, the guideline premium test may be the appropriate choice because it requires a lower death benefit, and therefore lower mortality charges, once the Policy's death benefit is subject to increases required by the Internal Revenue Code.

  IF YOU SELECT THE GUIDELINE PREMIUM TEST OR THE CASH VALUE ACCUMULATION TEST WITH THE ENHANCED NET SINGLE PREMIUM CORRIDOR, YOU WILL NOT BE ABLE TO ADD THE GUARANTEED DEATH BENEFIT RIDER TO YOUR POLICY. (SEE "GUARANTEED DEATH BENEFIT RIDER" BELOW.)

  TERM RIDER "IN" OR "OUT". If you add an Adjustable Term Insurance Rider to the Policy, you can have the face amount of the Rider added to the face amount of the Policy for purposes of calculating the Option 1, Option 2 or Option 3 death benefit. If you include the rider coverage in the calculation of the death benefit, the Policy may provide greater potential for cash value to grow relative to the death benefit. If you do not include the rider coverage in the calculation of the death benefit, the Policy may provide greater potential for the death benefit to grow relative to cash value.

  If you elect the Adjustable Term Insurance Rider after the Policy is issued and your Policy has the Guaranteed Death Benefit Rider, then you must choose to add the Adjustable Term Insurance Rider coverage to the Policy's face amount in the calculation of the Policy's Option 1 death benefit. See "Guaranteed Death Benefit Rider" below.

  AGE 100. If death occurs at or after the Policy Anniversary when the insured reaches attained age 100, the death benefit is equal to the greater of (i) the cash value on the date of death; or (ii) the face amount, if the Policy had a Guaranteed Death Benefit rider attached, and the Guaranteed Death Benefit was in effect on the Policy Anniversary when the Insured reached attained age 100.

  If the Policy has an Adjustable Term Insurance Rider as well as a Guaranteed Death Benefit Rider benefit in effect at the insured's attained age 100, we exchange the term amount for an increase in the Policy's face amount. We do not require evidence of insurability or a Face Amount Increase Charge (see "Charges and Expenses") for the increase.

GUARANTEED DEATH BENEFIT RIDER

  Subject to state availability, if you choose the Option 1 death benefit and the cash value accumulation test with the Net Single Premium Corridor, you may also elect at issue a rider that provides a Guaranteed Death Benefit. (If you have elected an Adjustable Term Insurance Rider, you may elect the Guaranteed Death Benefit Rider only if you have chosen to add the Adjustable Term Insurance Rider coverage to the Policy's face amount in the calculation of the Policy's Option 1 death benefit).

  If you elect this benefit, we determine whether the Guaranteed Death Benefit is in effect on the first day of each Policy month until the insured reaches age 100. If the Guaranteed Death Benefit is in effect, the Policy will not lapse even if the net cash value is less than the Monthly Deduction for that month.

  On the first day of a Policy month, if the total premiums you have paid, less all partial surrenders and less any outstanding Policy loan plus accrued loan interest, are at least equal to: the Guaranteed Death Benefit Premium, multiplied by the number of completed Policy years, plus 1/12 of that premium for each Policy month of the current Policy year up to and including the current Policy month, then the guarantee will apply for that month. The Guaranteed Death Benefit Premium appears in Section 1 of your Policy.

  We recalculate the Guaranteed Death Benefit premium if:

  --you reduce or increase the face amount

  --you make a partial surrender that reduces the face amount

  --you increase or decrease rider coverage.

When testing whether the Guaranteed Death Benefit is in effect, we use the Policy's original Guaranteed Death Benefit premium for the period of time it was in effect, and each recalculated Guaranteed Death Benefit premium for the period of time it was in effect.

  If you elect this benefit, the Monthly Deduction will include a charge for the rider, currently until the Policy anniversary when the insured reaches age 100, unless you request that the rider terminate before then. You cannot add the rider after issue of the Policy. The rider will terminate if you change your Policy's death benefit option or the corridor used under your Policy's tax test.

  We can restrict any unplanned premium payment that would increase your Policy's death benefit by more than it would increase cash value. (See "Flexible Premiums.") This could prevent you from making unplanned premium payments that are necessary to keep the Guaranteed Death Benefit rider benefit in effect.

DEATH PROCEEDS PAYABLE

  The death proceeds we pay are equal to the death benefit on the date of the insured's death, reduced by any outstanding loan and accrued loan interest on that date. If the death occurs during the grace period, we reduce the proceeds by an amount to cover unpaid Monthly Deductions to the date of death. (See "Lapse and Reinstatement".) We increase the death proceeds by any rider benefits payable.

  We may adjust the death proceeds if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years (less in some states) from the Policy's date of issue or within two years (less in some states) from an increase in the Policy's face amount, or if a rider limits the death benefit. (See "Limits to NELICO's Right to Challenge the Policy".)

CHANGE IN DEATH BENEFIT OPTION

  After the first Policy year, you may change your death benefit option by sending your written request to our Administrative Office. The request will be effective on the date we receive it. A change in death benefit option may have tax consequences. (See "Tax Considerations".)

  If you change from Option 1 (Face Amount) to Option 2 (Face Amount Plus Cash Value), or from Option 3 (Face Amount Plus Premiums) to Option 2 (Face Amount Plus Cash Value), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. The face amount reduction will apply to the Policy's initial face amount and any prior increases in face amount on a pro rata basis. A face amount reduction below $50,000 requires our consent. We may also decrease any rider benefits under the Policy. If you selected the guideline premium test for the Policy, a partial surrender of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy.

  If you change from Option 1 (Face Amount) to Option 3 (Face Amount Plus Premiums), we require evidence that the insured is still eligible for the same underwriting class that currently applies to the Policy. The death benefit, but not the face amount, will change.

  If you change from Option 2 (Face Amount Plus Cash Value) to Option 1 (Face Amount), we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change. We will apply the increase to the Policy's initial face amount and any prior increase in face amount on a pro rata basis.

  If you change from Option 2 (Face Amount Plus Cash Value) to Option 3 (Face Amount Plus Premiums), we require evidence that the insured is still eligible for the same underwriting class that currently applies to the Policy. We increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change. We will apply the increase to the Policy's initial face amount and any prior increase in face amount on a pro rata basis.

  If you change from Option 3 (Face Amount Plus Premiums) to Option 1 (Face Amount), the death benefit, but not the face amount, will change.

  AFTER THE POLICY IS ISSUED, YOU CANNOT CHANGE YOUR CHOICE OF TAX TEST (CASH
                                  ------
VALUE ACCUMULATION TEST OR GUIDELINE PREMIUM TEST). IN ADDITION, YOU CANNOT
                                                    -----------------------
CHANGE YOUR ELECTION WHETHER TO ADD THE FACE AMOUNT OF AN ADJUSTABLE TERM
-------------------------------------------------------------------------
INSURANCE RIDER TO THE FACE AMOUNT OF THE BASE POLICY FOR PURPOSES OF
---------------------------------------------------------------------
CALCULATING THE OPTION 1, OPTION 2 OR OPTION 3 DEATH BENEFIT. YOU CAN,
---------------------------------------------------------------------
HOWEVER, CHANGE THE CORRIDOR USED UNDER THE TAX TEST FOR YOUR POLICY. A CHANGE
------------------------------------------------------------------------------
TO AN ENHANCED CORRIDOR REQUIRES UNDERWRITING. (SEE "DEATH BENEFIT OPTIONS".)
-----------------------------------------------------------------------------

CASH VALUE

  Your Policy's total cash value includes its cash value in the Variable Account and in the Fixed Account. If you have a Policy loan, the cash value also includes the amount we hold in our general account as a result of the loan. The cash value reflects:

  --net premium payments

  --the net investment experience of the Policy's sub-accounts

  --interest credited to cash value in the Fixed Account

  --interest credited to amounts held in the general account for a Policy loan

  --the death benefit option you choose

  --Policy charges

  --partial surrenders

  --transfers among the sub-accounts and Fixed Account

  --the premium payment schedule (annual vs. quarterly, for example) you choose

  We pay you the NET cash value if you surrender the Policy. It equals the cash value minus any outstanding Policy loan (plus interest). We add to the net cash value the cost of insurance charge for the remainder of the month. If you surrender during the first two Policy years, we also refund the total sales charges we deducted on premiums paid for the first Policy year. (See "Charges and Expenses" for more information.) If you surrender in the grace period, we reduce the net cash value by the Monthly Deduction that applies to the date of surrender. (See "Loan Provision" and "Monthly Deduction from Cash Value".)

  The Policy's cash value in the Variable Account may increase or decrease daily depending on net investment experience. Poor investment experience can reduce the cash value to zero. YOU HAVE THE ENTIRE INVESTMENT RISK FOR THE CASH VALUE IN THE VARIABLE ACCOUNT.

  The Policy's total cash value in the Variable Account equals the number of units credited in each sub-account multiplied by that sub-account's unit value. We convert any premium or cash value allocated to a sub-account into units of the sub-account. Full or partial surrenders, Policy loans, transfers and charges deducted from the cash value reduce the number of units credited in a sub-account. We determine the number of units by dividing the dollar amount of the transaction by the sub-account's unit value next determined following the transaction. (In the case of an initial premium, we use the unit value on the Investment Start Date.)

  The unit value of a sub-account depends on the net investment experience of its corresponding Eligible Fund and reflects fees and expenses of the Eligible Fund. The unit value for each sub-account was set at $100.00 on or about the time when shares of the corresponding Eligible Fund first became available to investors. We determine the unit value as of the close of regular trading on the New York Stock Exchange on each day that the Exchange is open for trading by multiplying the most recent unit value by the net investment factor ("NIF") for that day (see below).

  The NIF for a sub-account reflects:

  --the change in net asset value per share of the corresponding Eligible Fund
    (as of the close of regular trading on the Exchange) from its last value,

  --the amount of dividends or other distributions from the Eligible Fund since the last determination of net asset value per share, and

  --any deductions for taxes that we make from the Variable Account.

   The NIF can be greater or less than one.

ALLOCATION OF NET PREMIUMS

  Your cash value is held in the general account of NELICO or an affiliate until we mail the confirmation for the initial premium. We credit the first net premium with net investment experience equal to that of the Zenith Money Market Sub-Account from the investment start date until the day that we mail the confirmation for the initial premium (in states that require a refund of premiums if you exercise the Right to Return the Policy, until 15 days after we mail the initial premium confirmation). Then, we allocate the Policy's cash value to the Sub-Accounts and/or the Fixed Account as you choose. (See "Investment Options" and "Monthly Deduction from Cash Value.")

  If you increase the Policy face amount, we allocate the portion of net premiums attributable to the increase among accounts in accordance with your current allocation instructions. Currently, you can allocate to an unlimited number of available accounts (including the Fixed Account) at any one time.

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

  INVESTMENT START DATE. The investment start date is the latest of: the date when we first receive a premium payment for the Policy, the date Part II of the Policy application is signed and the Policy Date. (For this purpose, receipt of the premium payment means receipt by your registered representative, if the payment is made with the application; otherwise, it means receipt by a NELICO agency.)

  PREMIUM WITH APPLICATION. If you make a premium payment with the application, the Policy Date is generally the later of the date Part II of the application is signed and receipt of the premium payment. In that case, the Policy Date and investment start date are the same. The amount of premium paid with the application must be at least 10% of the annual Planned Premium for the Policy. You may make only one premium payment before the Policy is issued.

  If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited period that generally begins when we receive the premium for the Policy (or, if later, on the date when Part II of the application is signed). The maximum temporary coverage is the lesser of the amount of insurance applied for and $500,000 for standard and preferred risks ($250,000 for substandard risks and $50,000 for persons who are determined to be uninsurable). These provisions vary in some states.

  If we issue a Policy, Monthly Deductions begin from the Policy Date, even if we delayed the Policy's issuance for underwriting. The deductions are for the face amount of the Policy issued, even if the temporary insurance coverage during underwriting was for a lower amount. If we decline an application, we refund the premium payment made.

  PREMIUM ON DELIVERY. If you pay the initial premium on delivery of the Policy, the Policy Date is usually five days after issue. The investment start date is the later of the Policy Date and the date we received the premium. Monthly Deductions begin on the Policy Date. We credit interest at a 4% net rate on the net Minimum Premium (see "Premiums") for any period between the Policy Date and the investment start date. Insurance coverage under the Policy begins when we receive the number of monthly payments due.

  BACKDATING. We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the application is signed. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, you must also pay the Minimum Premium payable for the period between the Policy Date and the investment start date. As of the investment start date, we allocate to the Policy those net premiums, adjusted for monthly Policy charges and interest at a 4% net rate for that period.

RIGHT TO RETURN THE POLICY

  You may cancel the Policy within 10 days (more in some states) after you receive the Policy. You may return the Policy to us or your registered representative. Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund the cash value of the Policy plus any sales and premium tax charges that were deducted from the premiums you paid, or if required by state insurance law, any premiums paid.

  You may cancel an increase in face amount within 10 days (more in some states) after you receive the adjusted Policy. You may return the face amount increase to NELICO or your registered representative. The face amount increase will be canceled from its beginning and we will return to your cash value any processing charge and Monthly Deduction made for the face amount increase.

                             CHARGES AND EXPENSES

  The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge, to help cover those expenses.

DEDUCTIONS FROM PREMIUMS

  SALES CHARGE. We deduct a sales charge of 8% from each premium payment you make during a Policy year. Currently we reduce the charge to 3% for each premium payment you make above a Target Premium during a Policy year. For this purpose, we consider premiums we receive during the twenty days prior to a Policy anniversary as paid in the next Policy year.

  We indicated your Target Premium on your personalized illustration.

  If you surrender the Policy in the first two Policy years, we refund to you the total sales charges we deducted on premiums paid in the first Policy year (that is, on premiums we received prior to the twenty days immediately preceding the first Policy anniversary).

  Sales charges for Policies sold to some cases may be reduced. We may reduce or eliminate the sales charge when you purchase a Policy, on cash value transferred in the first year from certain life insurance policies that were issued by New England Mutual, NELICO or NELICO's affiliates. Eligibility requirements will apply. Your registered representative can advise you regarding the availability of this feature.

  PREMIUM TAX CHARGE. We deduct 2% from each premium payment made to cover premium taxes. Premium taxes vary from state to state.

DEDUCTIONS FROM CASH VALUE

  MONTHLY DEDUCTION. On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.

  --If your Policy is protected against lapse by the Guaranteed Death Benefit rider or three year Minimum Premium guarantee, we make the Monthly Deduction unless the net cash value equals zero. (See "Premiums".)

  --If you do not have the Guaranteed Death Benefit rider and the three year
    Minimum Premium guarantee is not in effect, we make the Monthly Deduction as long as the net cash value is large enough to cover the entire Monthly Deduction. If it is not large enough, the Policy will be in default and may lapse. (See "Lapse and Reinstatement".)

  Currently, there is no Monthly Deduction on or after the Policy Anniversary when the insured reaches age 100.

  The Monthly Deduction reduces the cash value in each Sub-Account of the Variable Account and in the Fixed Account in proportion to the cash value in each, unless you choose a "Single Source Expense Sub-Account" on the Policy application. If you choose a Single Source Expense Sub-Account, we will take the Monthly Deduction from that Sub-Account until the cash value there is gone. Then we will take the Monthly Deduction from your remaining Sub-Accounts and the Fixed Account in proportion to the cash value in each. You cannot choose the Fixed Account as the Single Source Expense Sub-Account.

  The Monthly Deduction includes the following charges:

  --POLICY FEE. The Policy fee is currently equal to $5.50 per month. The fee is guaranteed not to exceed $10.00 per month.

  --MORTALITY AND EXPENSE RISK CHARGE. We deduct a charge for the mortality and expense risks that we assume. This charge is at an annual rate of 0.50% (guaranteed not to exceed 0.75%). The rate is applied against the entire cash value, including any cash value held in the general account as collateral for a Policy loan. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated.

  We deduct the mortality and expense risk charge last after all other components of the Monthly Deduction.

  --MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. There is no cost of insurance charge on or after the Policy Anniversary when the insured reaches age 100. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month after we process the Monthly Deduction (except for the mortality and expense risk charge). The amount at risk is the amount by which the death benefit (discounted at the monthly equivalent of 4% per year) exceeds the Policy's cash value. The cost of insurance rate for your Policy changes from month to month.

  The guaranteed cost of insurance rates for a Policy depend on the insured's

  --underwriting class

  --age on the first day of the Policy year

  --sex (if the Policy is sex-based).

  The current cost of the insurance rates will also depend on

  --the insured's age at issue

  --the Policy year.

  We guarantee that the rates will not be higher than rates based on the 1980 Commissioners Standard Ordinary Mortality Tables (the "1980 CSO Tables"). The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates and investment earnings. We review the adequacy of our cost of insurance rates periodically and may adjust them. Any change will apply prospectively. (For information regarding a Policy's cost of insurance rates following a face amount increase, see "Increase in Face Amount".)

  The underwriting classes we use are smoker standard, smoker rated, nonsmoker preferred, nonsmoker standard, nonsmoker rated and guaranteed issue. Rated and guaranteed issue classes have higher cost of insurance deductions. We base the guaranteed maximum mortality charges for rated Policies on multiples of the 1980 CSO Tables. (For information regarding a Policy's underwriting classification following a face amount increase, see "Increase in Face Amount". See below for a discussion of guaranteed issue Policies.)

  The nonsmoker classes are available as follows:

  --nonsmoker preferred and nonsmoker standard, for Policies with face amounts
    (including any Adjustable Term Insurance Rider coverage) of $100,000 or more where the issue age is 20 through 75

  --nonsmoker standard, for Policies with face amounts below $100,000 and for all Policies where the issue age is above 75.

The nonsmoker preferred class generally offers better current cost of insurance rates than the nonsmoker standard class.

  Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given underwriting class, cost of insurance rates are generally lower for insureds with lower issue ages. Where required by state law, and for Policies sold in connection with some employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured.

  Under Policies issued in New Jersey, an insured's underwriting class may not be improved from smoker to nonsmoker during the first two Policy years.

  We may offer Policies on a guaranteed issue basis to certain cases. We issue these Policies up to predetermined face amount limits. Because we issue these Policies based on minimal underwriting information, they may present a greater mortality cost to us than Policies in the standard class. Therefore, we generally use higher current cost of insurance rates for guaranteed issue Policies. For some cases, the charge may vary based on the size of the group, the total premium for the group and certain characteristics of the group members. The guaranteed maximum monthly cost of insurance charges for guaranteed issue status will exceed charges based on 100% of the 1980 CSO Tables.

  Guaranteed issue Policies have cost of insurance rates that vary based on whether the insured is a smoker or nonsmoker, and the preferred nonsmoker class is not available. The current cost of insurance rates do not vary by individual Policy face amount but may be lower if the members of the group have certain characteristics.

  Some cases may be eligible to purchase Policies on a simplified underwriting basis. They may elect simplified underwriting instead of guaranteed issue or for amounts of insurance above our guaranteed issue limits. However, they may not choose guaranteed issue for some members of the group and simplified underwriting for others. Policies issued on a simplified underwriting basis will have the same cost of insurance rates as fully underwritten Policies; however, the nonsmoker preferred class is not available to these Policies.

  --TERM RIDER. The Adjustable Term Insurance Rider has its own cost of insurance rates that are different from those of the base Policy. If you elect to add the Adjustable Term Insurance Rider to the face amount of the base Policy in the calculation of Death Benefit Option 1, 2 or 3, then once the net amount at risk of the base Policy is zero, any excess cash value of the base Policy reduces the net amount at risk under the term insurance rider. If the Adjustable Term Insurance Rider is not added to the face amount of the base Policy in the calculation of Death Benefit Option 1, 2 or 3, then the term rider's net amount at risk will not be reduced by any of the base Policy's cash value.

  --GUARANTEED DEATH BENEFIT RIDER CHARGE. The charge for the Guaranteed Death Benefit rider is $0.01 per $1,000 of face amount (including the base Policy and any Adjustable Term Insurance Rider).

  --CHARGES FOR ADDITIONAL BENEFITS AND SERVICES. We charge for the cost of any additional Rider benefits as described in the rider form. We also may charge you a nominal fee, which we will bill directly to you, if you request a Policy re-issue or re-dating.

  FACE AMOUNT INCREASE CHARGE. For an underwritten face amount increase, we deduct a charge of $0.80 per $1,000 of face amount increase (not to exceed $25.00) when the increase takes effect, and on the first day of the next eleven Policy months. Currently, there is no Face Amount Increase Charge on or after the Policy Anniversary when the insured reaches age 100.

  CHARGES FOR INCOME TAXES. We currently do not charge for income taxes against the Variable Account, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "Charge for NELICO's Income Taxes".)

CHARGES AGAINST THE ELIGIBLE FUNDS

  The following table shows the annual operating expenses for each series, based on actual expenses for 1999, after giving effect to the applicable expense cap or expense deferral arrangement:

ANNUAL OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER ANY EXPENSE CAP)

                                          BACK       BACK
                                          BAY         BAY        BACK            WESTPEAK   LOOMIS
                                        ADVISORS   ADVISORS      BAY    WESTPEAK  GROWTH    SAYLES
                            CAPITAL       BOND       MONEY     ADVISORS  STOCK      AND     SMALL
                             GROWTH      INCOME     MARKET     MANAGED   INDEX    INCOME     CAP
                             SERIES      SERIES     SERIES      SERIES   SERIES   SERIES   SERIES*
                         -------------- -------- ------------- -------- -------- --------- --------
Management Fee..........      .62%        .40%        .35%       .50%     .25%     .68%      .90%
Other Expenses..........      .04%        .08%        .05%       .08%     .10%     .06%      .10%
                              ----        ----       -----       ----     ----     ----     -----
  Total Series
   Operating............      .66%        .48%        .40%       .58%     .35%     .74%     1.00%

EXPENSES

ANNUAL OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER EXPENSE DEFERRAL)

                                                    MORGAN
                         HARRIS/OAKMARK             STANLEY     DAVIS    ALGER               MFS
                             MIDCAP              INTERNATIONAL VENTURE   EQUITY     MFS    RESEARCH
                             VALUE      BALANCED    MAGNUM      VALUE    GROWTH  INVESTORS MANAGERS
                             SERIES      SERIES  EQUITY SERIES  SERIES   SERIES   SERIES*  SERIES*
                         -------------- -------- ------------- -------- -------- --------- --------
Management Fee..........      .75%        .70%        .90%       .75%     .75%     .75%      .75%
Other Expenses..........      .13%        .07%        .40%       .06%     .05%     .15%      .15%
                              ----        ----       -----       ----     ----     ----     -----
  Total Operating
   Expenses.............      .88%        .77%       1.30%       .81%     .80%     .90%      .90%

--------

* Without the applicable expense cap or expense deferral arrangement (described below), Total Series Operating Expenses for the year ended December 31, 1999 would have been: MFS Investors Series, 2.03%; and MFS Research Managers Series, 2.03%. In 1999 the management fee for the Loomis Sayles Small Cap Series was 1.00%, and Total Series Operating Expenses were capped at 1.00%. Without the expense cap, Total Series Operating Expenses would have been 1.10%.

Our affiliate, New England Investment Management, Inc. (formerly known as TNE Advisers, Inc.), advises the series of the Zenith Fund except for the Capital Growth Series. New England Investment Management voluntarily limits the expenses of certain series with either an expense cap or expense deferral arrangement. Under the expense cap, New England Investment Management bears expenses of the Loomis Sayles Small Cap Series that exceed 1.00% of average daily net assets. Under the expense deferral agreement, New England Investment Management bears expenses of the Harris/Oakmark Midcap Value, Morgan Stanley International Magnum Equity, MFS Investors, and MFS Research Managers Series that exceed .90% of average daily net assets (1.30% for the Morgan Stanley International Magnum Equity Series) in the year the series incurs them and charges those expenses to the series in a future year if actual expenses of the series are below the limit. New England Investment Management may end these expense limits at any time.

  MetLife is the investment advisor for the Portfolios of the Metropolitan Series Fund, Inc. The Portfolios pay investment management fees to MetLife and also bear other expenses. The chart below shows the total operating expenses of the Portfolios for the year ended December 31, 1999 (in the case of the Putnum Large Cap Growth Portfolio, anticipated expenses for 2000) as a percentage of Portfolio net assets.

                                                MANAGEMENT  OTHER   TOTAL ANNUAL
PORTFOLIO                                          FEES    EXPENSES   EXPENSES
---------                                       ---------- -------- ------------
Putnum Large Cap Growth........................                           *
Janus Mid Cap..................................
Russell 2000 Index.............................                           *

--------

* MetLife voluntarily pays expenses (other than the management fee, brokerage commissions, taxes, interest and other loan costs, and any unusual one-time expenses) of the Putnam Large Cap Growth Portfolio that exceed .20% of net assets. Without this subsidy, the anticipated total annual expenses of the
  Putnam Large Cap Growth Portfolio would be   %. MetLife also paid such
  expenses that exceeded .20% of net assets for the Russell 2000 Index Portfolio until December 3, 1999. Without this subsidy the total annual
  expenses of the Russell 2000 Index Portfolio for 1999 would have been   %.
  Beginning February 22, 2000, MetLife is paying such expenses that exceed .30% of the Russell 2000 Index Portfolio's net assets until the earlier of
  (i) April 30, 2001 and (ii) the date when the Portfolio's net assets reach $200 million.

  The investment adviser for VIP and VIP II is Fidelity Management & Research Company ("FMR"). The Portfolios of VIP and VIP II pay investment management fees to FMR and also bear certain other expenses. For the year ended December 31, 1999, the total operating expenses of the Portfolios, as a percentage of Portfolio average net assets, were:

                                                MANAGEMENT  OTHER   TOTAL ANNUAL
PORTFOLIO                                          FEES    EXPENSES   EXPENSES
---------                                       ---------- -------- ------------
VIP Equity-Income..............................    .48%      .09%      .57%*
VIP Overseas...................................    .73%      .18%      .91%*
VIP High Income................................    .58%      .11%      .69%
VIP II Asset Manager...........................    .53%      .10%      .63%*

--------

* Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements and custodian interest credits. If we included these reductions, total annual expenses would have been .56% for VIP Equity-Income Portfolio, .87% for VIP Overseas Portfolio and .62% for VIP II Asset Manager Portfolio.

  Affiliates of FMR compensate NELICO and/or certain affiliates for administrative, distribution, or other services relating to these Portfolios of VIP and VIP II. This compensation is based on assets of the Portfolios attributable to the Policies and certain other variable insurance products that we and our affiliates issue.

SPECIAL ARRANGEMENTS

  We may waive, reduce or vary any Policy charges under Policies sold to some cases. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. These variations of charges do not apply to Policies sold in New York other than Policies sold to non-tax qualified deferred compensation plans of various types. Consult your registered representative for any variations that may be available and appropriate for your case.

  The United States Supreme Court has ruled that insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, we offer Policies that do not vary based on the sex of the insured to certain employee benefit programs. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.

                                   PREMIUMS

FLEXIBLE PREMIUMS

  Within limits, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which is a level amount. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting and our consent. No payment can be less than $25 ($10 for payments made under certain monthly payment arrangements). We limit the total of Planned Premiums and other payments to our published maximum.

  You can pay Planned Premiums on an annual, semi-annual, quarterly or monthly schedule. You can change your Planned Premium schedule by sending your request to us. However, you cannot increase the amount of your Planned Premium unless we consent, and we may require underwriting.

  You may make payments by check or money order. We will send premium notices for annual, semi-annual, quarterly or monthly Planned Premiums. You may also make premium payments by wire transfer of federal funds in accordance with our current procedures.

  You may not make premium payments on and after the Policy anniversary on which the insured reaches age 100, except under the Policy's grace period provision. (See "Lapse and Reinstatement".)

  If you have selected the guideline premium test, Federal tax law limits the amount of premiums that you can pay under the Policy. In addition, if any payments under the Policy exceed the "7-pay test" under Federal tax law, your Policy will become a "modified endowment contract" and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay test". (See "Tax Considerations".)

  We allocate net payments to your Policy's Sub-Accounts as of the date we receive the payment. (See "Communications and Payments".)

  Under current processing, we treat a payment first as a Planned Premium, second as repayment of Policy loan interest due, and last as an unscheduled payment, unless you instruct us otherwise in writing. (For Policies issued in
                                                       ----------------------
New York, we treat a payment as a Planned Premium when a Policy loan is
--------
outstanding only if the payment is in the exact amount of the Planned Premium
            ----
next due; otherwise, we treat it first as repayment of Policy loan interest due, second as a Planned Premium, and last as an unscheduled payment.) We do not treat a payment as repayment of a Policy loan unless you instruct us to.

  If you have a Policy loan, it may be better to repay the loan than to make a premium payment, because the premium payment is subject to sales and tax charges, whereas the loan repayment is not subject to any charges. (See "Loan Provision", "Deductions from Premiums" and "Death Benefit".)

-------------------------------------------------------------------------------
   Two types of premium payment levels can protect your Policy against lapse
 (1) for the first three Policy years, and (2) until age 100 of the insured.

   First three Policy years--In general, if you pay the three year Minimum
   ------------------------
 Premium amounts on time, the Policy will not lapse even if the net cash value is less than the Monthly Deduction in any month. If (a) the total premiums you have paid, less all partial surrenders and any outstanding Policy loan balance, at least equal (b) the total monthly Minimum Premiums for the Policy up to that Policy month, the Policy will not lapse. The guarantee will not apply if you substitute the insured or reinstate the Policy, unless on reinstatement you pay all your unpaid Minimum Premiums, including those for the period of lapse. We recalculate the Minimum Premium if you (1) reduce the face amount or make a partial surrender that reduces the face amount, (2) increase or decrease rider coverage, (3) increase the face amount, or (4) if the rating classification for your Policy is improved. The Minimum Premium amount (shown in your Policy) is based on your Policy's face amount, the age, sex (unless unisex rates apply) and underwriting class of the insured, current Policy charges and any riders to the Policy.

   To age 100 of the insured--If you elect the Guaranteed Death Benefit rider
   -------------------------
 and pay the Guaranteed Death Benefit premium amounts on time, the Policy will stay in force until age 100 of the insured. We recalculate the Guaranteed Death Benefit premium following the same Policy transactions described above for a recalculation of the three year Minimum Premium amount. The Guaranteed Death Benefit premium amount (shown in your Policy) is based on the same factors as the three year Minimum Premium, except that it is based on the guaranteed level of Policy charges.

   Under Policies issued in New Jersey, if you have met the requirements for
   -----------------------------------
 the three-year Minimum Premium death benefit guarantee at the end of the three year guarantee period, the Minimum Premium death benefit guarantee will continue to apply during the fourth Policy year as long as (a) payments made during that Policy year, less partial surrenders and loans made in that year, equal (b) the guaranteed maximum Policy charges for the fourth Policy year. If you make a Policy transaction that changes the amount of the guaranteed maximum Policy charges for that year, then the amount needed to preserve the Minimum Premium death benefit guarantee for an extra Policy year will change accordingly.

-------------------------------------------------------------------------------

LAPSE AND REINSTATEMENT

  LAPSE. Unless your Policy is protected by the Guaranteed Death Benefit or the Minimum Premium guarantee, any month that your Policy's net cash value is not large enough to cover a Monthly Deduction, your Policy will be in default. Your Policy provides a 62 day grace period for payment of a premium large enough to cover the Monthly Deduction and all deductions from the premium. (For Policies issued in New Jersey the amount due is the least of: a premium
 ---------------------------------
large enough to cover the Monthly Deduction and all deductions from the premium; a premium large enough to permit the Guaranteed Death Benefit to be in effect; and a premium large enough to permit the three year Minimum Premium death benefit to be in effect.) We will notify you of the amount due. You have insurance coverage during the grace period, but if the insured dies before you have paid the premium, we deduct from the death proceeds the unpaid Monthly Deduction for the period prior to the date of death. If you have not paid the required premium by the end of the grace period, your Policy will lapse without value.

  REINSTATEMENT. If your Policy has lapsed, you may reinstate it within seven years after the date of lapse. If more than seven years have passed, or if you have surrendered the Policy, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us.

                             OTHER POLICY FEATURES

INCREASE IN FACE AMOUNT

  After the first Policy year you may increase the Policy's face amount. Our underwriting rules and requirements, including proof of insurability, will apply. To have a face amount increase, the insured must still be eligible for the same underwriting class that currently applies to the Policy. The increase must be at least $10,000. If the increase requires medical underwriting, we will deduct a face amount increase charge of $0.80 per $1,000 of the face amount increase (not to exceed $25.00) when the increase takes effect, and on the first day of the next eleven Policy months. We will deduct the charge from the Policy's cash value in the sub-accounts and the Fixed Account, in proportion to the amount of cash value in each (unless you have elected a Single Source Expense Sub-Account).

  An increase in face amount may have tax consequences. (See "Tax
Considerations".)

-------------------------------------------------------------------------------

   Sales charge--A face amount increase does not increase the Target Premium
   ------------
 on which we currently base the sales charge. Therefore, after a face amount increase, we currently deduct 8% from each premium you make in a Policy year until you have paid an amount equal to the Policy's Target Premium and 3% from any premium balance in that year.

   Monthly deduction--We adjust the Monthly Deduction starting on the
   -----------------
 effective date of a face amount increase to reflect the new face amount and amount at risk. Cost of insurance rates will not change due to a face amount increase. (See "Charges and Expenses--Monthly Deduction from Cash Value.")
--------------------------------------------------------------------------------

  An increase in face amount will take effect on the first day of the Policy month following our approval of your application for the increase. You can contact our Administrative Office or your registered representative for information on requesting a face amount increase. You have a limited time in which you may cancel a face amount increase. (See "Right to Return the Policy".)

  If a Policy has an Adjustable Term Insurance Rider, then we may offer increases in term insurance coverage, including annual term insurance increases which are related to increases in salary or which are based on a fixed annual percentage (the "Salary Refresh" program). We may also offer increases that relate to premium contributions by an employer. We determine limits on the annual and/or total amount of term insurance increases per Policy that we will permit on a guaranteed issue basis at issue of the Policies. Increases that are not pursuant to an annual increase, or which exceed this limit, will require underwriting. The terms and conditions of the Salary Refresh program are contained in our published rules which are furnished at the time of application.

LOAN PROVISION

  You may borrow all or part of the Policy's "loan value" beginning fifteen days after we mail the confirmation for the initial premium. We make the loan as of the date when we receive a loan request. (See "Communications and Payments".) You should contact our Home Office or your registered representative for information on loan procedures.

  The Policy's loan value is equal to 90% (or more if required by state law) of the Policy's cash value. The loan value available is reduced by any outstanding loan plus interest.

  If you purchase a Policy with the proceeds of another life insurance policy that has an outstanding policy loan (see "Premium Payments"), then any loan remaining against the new Policy cannot exceed 75% of the Policy's cash value at issue. It may not be advantageous to replace existing insurance with a Policy.

  When we pay the loan proceeds to you, we transfer cash value in the amount of the loan from the Sub-Accounts to our general account as collateral for the loan. When you make a loan repayment, we transfer cash value in the amount of the repayment and held as collateral from the general account back to the Sub-Accounts. Unless you request otherwise, we transfer cash value for a Policy loan from the Sub-Accounts in proportion to the cash value in each. We allocate all loan repayments, unless you request otherwise, to the Sub-Accounts in proportion to the cash value in each at the time of repayment. (See "The Fixed Account" for information on when loans and loan repayments can impact cash value in the Fixed Account.)

  The interest rate charged on Policy loans is an effective rate of 4.75% per year. It accrues daily, and is due on the Policy Anniversary. If not paid, we add the interest accrued to the loan amount, and we deduct an amount equal to the unpaid interest from the Policy's cash value in the Sub-Accounts in proportion to the amount in each. Amounts we take as collateral for a loan earn interest at an effective rate of not less than 4.00% per year. The rate we currently credit is 4.00% for the first 10 Policy years and 4.50% thereafter. (You should consult a tax advisor as to the tax consequences associated with a Policy loan outstanding after the tenth Policy year.) We credit this interest amount to the Policy's Sub-Accounts on the Policy Anniversary, in proportion to the cash value in each.

  The amount taken from the Policy's Sub-Accounts as a result of a loan does not participate in the investment experience of the Sub-Accounts. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest.

  If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Deductions from Premiums" and "Death Benefit".)

  If Policy loans plus accrued interest exceed the Policy's cash value at any time, we will notify you that the Policy is going to terminate. (This is called an "excess Policy loan".) The Policy will terminate without value 62 days after we mail the notice unless you pay us the excess Policy loan amount within that time. If the Policy lapses with a loan outstanding, adverse tax consequences may result. If your Policy is a "modified endowment contract", loans under your Policy may be treated as taxable distributions. (See "Tax Considerations" below.)

  Department of Labor ("DOL") regulations impose requirements for participant loans under tax-qualified pension plans. Therefore, plan loan provisions may differ from Policy loan provisions. (See "Tax Considerations".)

SURRENDER

  You may surrender a Policy for its net cash value at any time while the insured is living. We determine the net cash value of the surrendered Policy as of the date when we receive a surrender request. The net cash value equals the cash value reduced by any Policy loan and accrued interest. We add to the net cash value paid on surrender the portion of any cost of insurance charge we deducted for the period beyond the date of surrender. If you surrender the Policy during the first two Policy years, we also refund the total sales charges we deducted on premiums paid in the first Policy year (that is, on premiums we received prior to the twenty days immediately preceding the first Policy anniversary). If you surrender the Policy during the grace period, we reduce the net cash value you receive by an amount to cover the Monthly Deduction to the date of surrender. You may apply all or part of the net cash value to a payment option. (See "Payment Options".) A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

PARTIAL SURRENDER

  You may make a partial surrender of the Policy beginning fifteen days after we mail the confirmation of the initial premium payment. A partial surrender reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. Any reduction in the face amount causes a proportionate reduction in the Policy's Target Premium. A partial surrender may also reduce rider benefits. For purposes of the cost of insurance charge, any face amount reduction will apply to each face amount segment on a pro rata basis. We reserve the right to decline a partial surrender request that would reduce the face amount below the Policy's required minimum.

  We have the right to limit partial surrenders in any one Policy year to 20% of the Policy's net cash value (that is, the cash value reduced by any outstanding Policy loan balance) on the date of the first partial surrender for the Policy year or, if less, the Policy's available loan value. Currently, we permit partial surrenders of up to 90% of the Policy's net cash value per year, if there is sufficient available loan value.

  You may not reinvest cash value paid upon partial surrender in the Policy except as premium payments, which are subject to the charges described under "Deductions From Premiums."

  A partial surrender first reduces the Policy's cash value in the Sub-Accounts of the Variable Account, in proportion to the amount of cash value in each, and then the Fixed Account, unless you request otherwise. (See "The Fixed Account" below.) We determine the amount of net cash value paid upon partial surrender as of the date when we receive a request. You can contact your registered representative or the Administrative Office for information on partial surrender procedures.

  A reduction in the death benefit as a result of a partial surrender may create a "modified endowment contract" or have other adverse tax consequences. If you are contemplating a partial surrender, you should consult your tax advisor regarding the tax consequences. (See "Tax Considerations".)

REDUCTION IN FACE AMOUNT

  After the first Policy year, you may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. (This feature differs from a partial surrender, which reduces the Policy's net cash value.)

  For purposes of the cost of insurance charge, a face amount reduction will apply to each face amount segment on a pro rata basis. The face amount remaining has to meet our minimum face amount requirements, except with our consent.

  If you decrease the face amount of your Policy, we also decrease the Target Premium. A face amount reduction usually decreases the death benefit. However, if we are increasing the death benefit to satisfy federal income tax laws, a face amount reduction will not decrease the death benefit. A reduction in face amount in this situation is not advisable, because it will not reduce your death benefit or cost of insurance charges. We also may decrease any rider benefits attached to the Policy.

  If you have selected the guideline premium test, a reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy. In these cases, you may need to have a portion of the Policy's cash value paid to you to comply with Federal tax law.

  A face amount reduction takes effect as of the first day of the Policy month on or after the date when we receive a request. You can contact your registered representative or the Home Office for information on face reduction procedures.

  A reduction in the face amount of a Policy may create a "modified endowment contract". If you are contemplating a reduction in face amount, you should consult your tax advisor regarding the tax consequences of the transaction. (See "Tax Considerations".)

ACCELERATION OF DEATH BENEFIT RIDER

  We may offer in the future a rider benefit that will allow you to receive an accelerated payment of your Policy's death benefit. This benefit will be available where certain special needs exist, as described briefly below. Your right to exercise the rider will be subject to certain conditions.

  We will make the accelerated benefits rider available to you only if: (1)
  -------------------------------------------------------------------------
your state insurance department has approved the rider, and (2) we believe
---------------------------------------------------------------------------
that the rider will meet the definition of an accelerated death benefit for
---------------------------------------------------------------------------
Federal income tax purposes and (3) we believe that the rider will not
-----------------------------------------------------------------------
jeopardize the qualification of the Policy as life insurance under Federal
--------------------------------------------------------------------------
income tax law.
---------------

  We expect that payment of the rider benefit will be available if the insured is diagnosed as terminally ill, as defined in the rider. The benefit may be subject to discounting and charges. Payment will be subject to evidence satisfactory to us.

  See "Tax Considerations", below, for a discussion of the tax consequences associated with the accelerated benefits rider.

INVESTMENT OPTIONS

  You can allocate your Policy's premiums and cash value among the Sub-Accounts of the Variable Account and the Fixed Account in any combination. Currently, you can allocate to an unlimited number of the available accounts (including the Fixed Account) at any one time; we have the right to limit to ten the number of accounts to which you can allocate at any one time. You must allocate whole percentages.

  You make the initial allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone or by written request. (See "Communications and Payments".)

  See "Transfer Option" below for information on how to request a transfer or reallocation by telephone.

TRANSFER OPTION

  Beginning fifteen days after we mail the confirmation for the initial premium, you may transfer your Policy's cash value between Sub-Accounts. We reserve the right to limit sub-account transfers to four per Policy year (twelve per Policy year for Policies issued in New York). Currently we do not limit the number of transfers per Policy year. We reserve the right to make a charge for transfers in excess of twelve in a Policy year. A transfer is effective as of the date when we receive the transfer request. (See "Communications and Payments".) For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".

  We did not design the Policy's transfer privilege to give you a way to speculate on short-term market movements. To prevent excessive transfers that could disrupt the management of the Eligible Funds and increase transaction costs, we may adopt procedures to limit excessive transfer activity. For example, we may impose conditions and limits on, or refuse to accept, transfer requests that we receive from third parties. Third parties include investment advisors or registered representatives acting under power(s) of attorney from one or more Policy owners.

  You may request a Sub-Account transfer or reallocation of future premiums by written request (which may be telecopied) to our Home Office or by telephoning us. To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-621-5086. We use reasonable procedures to confirm that instructions communicated by telephone are genuine. Any telephone instructions that we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions.

DOLLAR COST AVERAGING

  We offer an automated transfer privilege called dollar cost averaging. The same dollar amount is transferred to selected Sub-Accounts each month. Over time, more purchases of Eligible Fund shares are made when the value of those shares is low, and fewer shares are purchased when the value is high. As a result, a lower than average cost of purchases may be achieved over the long term. This plan of investing allows you to take advantage of investment fluctuations, but does not assure a profit or protect against a loss in declining markets. (See Appendix C.)

  Under this feature, you may request that a certain amount of your cash value be transferred on any selected business day of each month (or if not a day when the New York Stock Exchange is open, the next such day), from any one Sub-Account to one or more of the other Sub-Accounts. We have the right to limit allocation of cash value to no more than 10 of the Sub-Accounts at any one time. You must transfer a minimum of $100 to each Sub-Account that you select under this feature. You can select a dollar cost averaging program when you apply for the Policy or at a later date by contacting our Home Office. You may participate in the dollar cost averaging program while you are participating in the asset rebalancing program as long as the Sub-Account from which you are transferring cash value under the dollar cost averaging program is not included in the asset rebalancing program. (See "Asset Rebalancing" below). You can cancel your use of the dollar cost averaging program at any time before the monthly transfer date. Transfers will continue until you notify us to stop or there no longer is sufficient cash value in the Sub-Account from which you are transferring.

ASSET REBALANCING

  We offer an asset rebalancing program for cash value. Cash value allocated to the Sub-Accounts can be expected to increase or decrease at different rates. An asset rebalancing program automatically reallocates your cash value among the Sub-Accounts each quarter to return the allocation to the allocation percentages you specify. Asset rebalancing is intended to transfer cash value from those Sub-Accounts that have increased in value to those that have declined, or not increased as much, in value. Over time, this method of investing may help you "buy low and sell high," although there can be no assurance that this objective will be achieved. Asset rebalancing does not guarantee profits, nor does it assure that you will not have losses.

  You can select an asset rebalancing program when you apply for the Policy or at a later date by contacting our Home Office. You specify the percentage allocations by which your cash value will be reallocated among the Sub-Accounts. You may participate in the asset rebalancing program while you are participating in the dollar cost averaging program as long as the Sub-Account from which you are transferring cash value under the dollar cost averaging program is not included in the asset rebalancing program. (See "Dollar Cost Averaging" above). On the last day of each calendar quarter on which the New York Stock Exchange is open, we will transfer cash value among the Sub-Accounts as necessary to return the allocation to your specifications. Asset rebalancing will continue until you notify us in writing or by telephone at our Home Office.

SUBSTITUTION OF INSURED PERSON

  Subject to state insurance department approval, we offer a rider benefit that permits you to substitute the insured person under your Policy, if you provide satisfactory evidence that the person proposed to be insured is insurable. The right to substitute the insured person is subject to some restrictions. A substitution of the insured person is a taxable exchange. In addition, a substitution of the insured person could reduce the amount of premiums you can pay into the Policy under Federal tax law if you selected the guideline premium test and, therefore, may require a partial surrender of cash value.

  Your registered representative can provide current information on the availability of the rider. You should consult your tax advisor before substituting the insured person under your Policy.

PAYMENT OF PROCEEDS

  We ordinarily pay any net cash value, loan value or death benefit proceeds payable from the Sub-Accounts within seven days after we receive a request, or satisfactory proof of death of the insured. (See "Communications and Payments".) However, we may delay payment (except when a loan is made to pay a premium to us) or transfers from the Sub-Accounts: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted, (ii) if the SEC determines that a state of emergency exists that makes payments or Sub-Account transfers impractical, or (iii) at any other time when the Eligible Funds or the Variable Account have the legal right to suspend payment.

  We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy Owner's check which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.

  The beneficiary can elect our Access Plus program for payment of death proceeds at any time before we pay them. We establish an Access Plus account at State Street Bank & Trust Company at the time for payment. The Access Plus account provides convenient access to proceeds, which are maintained in MetLife's general account, through checkbook privileges with State Street.

  Normally we promptly make payments of cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.

24 MONTH RIGHT

  GENERAL RIGHT. Generally, during the first 24 months after the Policy's issue date, and during the first 24 months after the date of an increase in face amount, you may convert the Policy, or a portion of it, to fixed benefit coverage by transferring all or a portion of your Policy's cash value, and allocating all or a portion of future premiums, to the Fixed Account. The request to convert to fixed benefit coverage must be in written form satisfactory to us.

  You may exercise this privilege only once within 24 months after issue, and only once within 24 months after each increase in face amount. Transfers into the Fixed Account pursuant to this right will not count toward the limit on the number of cash value transfers permitted under the Policy each year. Transfers of cash value back to one or more Sub-Accounts of the Variable Account are subject to the Policy's general limits on transfers from the Fixed Account (see "The Fixed Account").

  The Policy permits us to limit allocations to the Fixed Account under some circumstances. (See "The Fixed Account.") If we limit such allocations and you then wish to exercise the 24 Month Right, you may allocate to the Fixed Account only (i) the Policy's cash value before any face amount increase plus the portion of future premiums attributable to the Policy's face amount before any increase, if you exercise the right during the first 24 months after issue, or (ii) the portion of the Policy's cash value and future premiums attributable to the face amount increase, if you exercise the right within 24 months after a face amount increase. After exercising the 24 Month Right, you may continue to allocate to the Fixed Account only the percentage of premiums that you allocated to the Fixed Account pursuant to your most recent exercise of the 24 Month Right. In addition, if you have exercised this right, and we later limit such allocations, then you may continue to allocate to the Fixed Account only the lowest percentage of premiums that you allocated to the Fixed Account at any time since your most recent exercise of the 24 Month Right.

  FOR POLICIES ISSUED IN MARYLAND AND NEW JERSEY. Under Policies issued in Maryland and New Jersey, you can exchange the initial face amount of your Policy, and any increase in face amount of your Policy, for a fixed benefit whole life or endowment life insurance policy provided that you repay any policy loans and (1) the Policy has not lapsed and (2) the exchange is made within 24 months after the Policy's issue date or, if you are exchanging an increase in face amount, within 24 months after the date of the increase.

  We make the exchange without evidence of insurability. The new policy will have, at your option, either the same death benefit or the same net amount at risk as that being exchanged. For the exchange of the initial face amount of the variable life policy, the new policy will have the same issue age, underwriting class and policy date as the variable life policy had. For the exchange of an increase in face amount, the new policy will have the same issue age and underwriting class of the insured as on the date of the increase, and a policy date equal to the effective date of the increase. We will attach any riders to the original Policy to the new policy if they are available.

  Contact us or your registered representative for more specific information about the 24 Month Right in these states. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.

PAYMENT OPTIONS

  We pay the Policy's death benefit and net cash value in one sum unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the death of the insured. You can contact your registered representative or the Administrative Office for the procedure to follow. The payment options available are fixed benefit options only and are not affected by the investment experience of the Variable Account. Once payments under an option begin, withdrawal rights may be restricted.

  The following payment options are available:

  (i) INCOME FOR A SPECIFIED NUMBER OF YEARS. We pay proceeds in equal monthly installments for up to 30 years, with interest at a rate not less than 3.5% a year, compounded yearly. Additional interest that we pay for any year is added to the monthly payments for that year.

  (ii) LIFE INCOME. We pay proceeds in equal monthly installments (i) during the life of the payee, (ii) for the longer of the life of the payee or 10 years, or (iii) for the longer of the life of the payee or 20 years.

  (iii) LIFE INCOME WITH REFUND. We pay proceeds in equal monthly installments during the life of the payee. At the payee's death, we pay any unpaid proceeds remaining either in one sum or in equal monthly installments until we have paid the total proceeds.

  (iv) INTEREST. We hold proceeds for the life of the payee or another agreed upon period. We pay interest of at least 3.5% a year monthly or add it to the principal annually. At the death of the payee, or at the end of the period agreed to, we pay the balance of principal and any interest in one sum.

  (v) SPECIFIED AMOUNT OF INCOME. We pay proceeds plus accrued interest of at least 3.5% a year in an amount and at a frequency elected until we have paid total proceeds. We pay any amounts unpaid at the death of the payee in one sum.

  (vi) LIFE INCOME FOR TWO LIVES. We pay proceeds in equal monthly installments (i) while either of two payees is living, (ii) for the longer of the life of the surviving payee or 10 years, or (iii) while the two payees are living and, after the death of one payee, we pay two-thirds of the monthly amount for the life of the surviving payee.

  You need our consent to use an option if the installment payments would be less than $20.

ADDITIONAL BENEFITS BY RIDER

  If you elect the Guaranteed Death Benefit at issue, we add it to the Policy by rider. You can add other additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.

  It may be to your economic advantage to include a significant portion or percentage of your insurance coverage under an Adjustable Term Insurance Rider. However, like the cost of coverage under the Policy, charges deducted from the Policy's cash value to pay for term coverage no longer participate in the investment experience of the Variable Account, and generally increase with the age of the covered individual. Use of a term rider reduces sales compensation. Your registered representative can provide you more information on the uses of term rider coverage.

  The following riders are available:

  ADJUSTABLE TERM RIDER, which provides term insurance. This Rider terminates no later than the Policy anniversary on which the insured has reached age 100.

  WAIVER OF MONTHLY DEDUCTION, which provides for waiver of Monthly Deductions upon the disability of the insured.

  TEMPORARY TERM INSURANCE, which provides for insurance from the date of issue to the Policy Date.

  Not all riders may be available to you and riders in addition to those listed above may be made available. Restrictions on rider coverage may apply in some states. You should consult your registered representative regarding the availability of riders.

POLICY OWNER AND BENEFICIARY

  The Policy Owner is named in the application but may be changed from time to time. At the death of the Policy Owner, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the insured.

  The beneficiary is also named in the application. You may change the beneficiary of the Policy at any time before the death of the insured. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, we pay proceeds to the Policy Owner.

  A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or the Home Office for the procedure to follow.

  You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments will be subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

                             THE VARIABLE ACCOUNT

  We established the Variable Account as a separate investment account on January 31, 1983 under Delaware law. It became subject to Massachusetts law when we changed our domicile to Massachusetts on August 30, 1996. The Variable Account is the funding vehicle for the Policies and other NELICO variable life insurance policies; these other policies impose different costs, and provide different benefits, from the Policies. The Variable Account meets the definition of a "separate account" under Federal securities laws, and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Variable Account's management or investments. However, the Massachusetts Insurance Commissioner regulates NELICO and the Variable Account, which are also subject to the insurance laws and regulations where the Policies are sold.

  Although we own the assets of the Variable Account, applicable law provides that the portion of the Variable Account assets equal to the reserves and other liabilities of the Variable Account may not be charged with liabilities that arise out of any other business we may conduct. We believe this means that the assets of the Variable Account equal to the reserves and other liabilities of the Variable Account are not available to meet the claims of our general creditors, and may only be used to support the cash values under our variable life insurance policies issued by the Variable Account. We may transfer to our general account assets which exceed the reserves and other liabilities of the Variable Account. We will consider any possible adverse impact such a transfer might have on the Variable Account.

  Income and realized and unrealized capital gains and losses of the Variable Account are credited to the Variable Account without regard to any of our other income or capital gains and losses.

INVESTMENTS OF THE VARIABLE ACCOUNT

  Sub-Accounts of the Variable Account that are available in this Policy invest in the following Eligible Funds:

  The Zenith Back Bay Advisors Money Market Series. Its investment objective is the highest possible level of current income consistent with preservation of capital. An investment in the Money Market Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Series seeks to maintain a net asset value of $100 per share, it is possible to lose money by investing in the Money Market Series.

  The Zenith Back Bay Advisors Bond Income Series. Its investment objective is a high level of current income consistent with protection of capital.

  The Zenith Capital Growth Series. Its investment objective is the long-term growth of capital through investment primarily in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy.

  The Zenith Westpeak Stock Index Series. Its investment objective is investment results that correspond to the composite price and yield performance of the S&P 500 Index.

  The Zenith Back Bay Advisors Managed Series. Its investment objective is a favorable total investment return through investment in a diversified portfolio.

  The Zenith Westpeak Growth and Income Series. Its investment objective is long-term total return through investment in equity securities.

  The Zenith Loomis Sayles Small Cap Series. Its investment objective is long-term capital growth from investments in common stocks or their equivalents.

  The Zenith Balanced Series (formerly, the Loomis Sayles Balanced Series). Its investment objective is long-term total return from a combination of capital appreciation and current income.

  The Zenith Morgan Stanley International Magnum Equity Series. Its investment objective is long-term capital appreciation through investment primarily in international equity securities. In addition to the risks associated with equity securities generally, foreign securities present additional risks.

  The Zenith Harris/Oakmark Midcap Value Series (formerly, the Goldman Sachs Midcap Value Series). Its investment objective is long-term capital appreciation.

  The Zenith Davis Venture Value Series. Its investment objective is growth of capital.

  The Zenith Alger Equity Growth Series. Its investment objective is long-term capital appreciation.

  The Zenith MFS Investors Series. Its investment objective is reasonable current income and long-term growth of capital and income.

  The Zenith MFS Research Managers Series. Its investment objective is long-term growth of capital.

  The Metropolitan Putnam Large Cap Growth Portfolio.* Its investment objective is capital appreciation.

  The Metropolitan Janus Mid Cap Portfolio.* Its investment objective is long-term growth of capital.

  The Metropolitan Russell 2000 Index Portfolio.* Its investment objective is to equal the return of the Russell 2000 Index.

  The VIP Equity-Income Portfolio. It seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund seeks a yield which exceeds the composite yield on the securities comprising the S&P 500.

  The VIP Overseas Portfolio. It seeks long-term growth of capital. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

  The VIP High Income Portfolio. It seeks a high level of current income while also considering growth of capital. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

  The VIP II Asset Manager Portfolio. It seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term instruments.
--------
* Availability is subject to any necessary state insurance department approvals.

  The Zenith Fund and the Metropolitan Series Fund, Inc. are open-end management investment companies, more commonly known as mutual funds. These funds are available as investment vehicles for separate investment accounts of MetLife, NELICO and other life insurance companies.

  VIP and VIP II are mutual funds that serve as the investment vehicles for variable life insurance and variable annuity separate accounts of various insurance companies.

  The Variable Account purchases and sells Eligible Fund shares at their net asset value (without a deduction for sales load) determined as of the close of regular trading on the New York Stock Exchange on each day when the exchange is open for trading.

  The Eligible Funds' investment objectives may not be met. More about the Eligible Funds, including their investments, expenses, and risks, is in the attached Eligible Fund prospectuses and the Eligible Funds' Statements of Additional Information.

  The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.

INVESTMENT MANAGEMENT

  The adviser and sub-adviser for each series of the Zenith Fund are listed in the chart below. New England Investment Management, which is an indirect, wholly-owned subsidiary of NELICO, CGM, and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

        SERIES                           ADVISER                               SUB-ADVISER
        ------                           -------                               -----------
Capital Growth           Capital Growth Management Limited
                         Partnership ("CGM")*
Back Bay Advisors Money  New England Investment Management, Inc. Back Bay Advisors, L.P.*
 Market
Back Bay Advisors Bond   New England Investment Management, Inc. Back Bay Advisors, L.P.*
 Income
Back Bay Advisors        New England Investment Management, Inc. Back Bay Advisors, L.P.*
 Managed
Westpeak Stock Index     New England Investment Management, Inc. Westpeak Investment Advisors, L.P.*
Westpeak Growth and      New England Investment Management, Inc. Westpeak Investment Advisors, L.P.*
 Income
Loomis Sayles Small Cap  New England Investment Management, Inc. Loomis, Sayles & Company, L.P.*
Balanced                 New England Investment Management, Inc. Wellington Management Company, LLP
Morgan Stanley           New England Investment Management, Inc. Morgan Stanley Dean Witter
 International                                                    Investment Management Inc.
 Magnum Equity
Harris/Oakmark Midcap    New England Investment Management, Inc. Harris Associates L.P.
 Value
Davis Venture Value      New England Investment Management, Inc. Davis Selected Advisers, L.P.**
Alger Equity Growth      New England Investment Management, Inc. Fred Alger Management, Inc.
MFS Investors            New England Investment Management, Inc. Massachusetts Financial Services Company
MFS Research Managers    New England Investment Management, Inc. Massachusetts Financial Services Company

--------
  * An affiliate of NELICO
 ** Davis Selected may also delegate any of its responsibilities to Davis
    Selected Advisers--NY, Inc., a wholly-owned subsidiary of Davis Selected.

  In the case of the Back Bay Advisors Money Market Series, Back Bay Advisors Bond Income Series, Back Bay Advisors Managed Series, Westpeak Stock Index Series, Westpeak Growth and Income Series, Harris/Oakmark Midcap Value Series and Loomis Sayles Small Cap Series, New England Investment Management became the adviser on May 1, 1995. The Morgan Stanley International Magnum Equity Series' sub-adviser was Draycott Partners, Ltd. until May 1, 1997, when Morgan Stanley Dean Witter Investment Management became the sub-adviser. The Harris/Oakmark Midcap Value Series' sub-adviser was Loomis Sayles until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., became the sub-adviser. Harris Associates became the sub-adviser on May 1, 2000. The Balanced Series' sub-adviser was Loomis Sayles until May 1, 2000, when Wellington Management Company became the sub-adviser. For more information about the Series' advisory agreements, see the Zenith Fund prospectus attached at the end of this prospectus and the Zenith Fund's Statement of Additional Information.

  MetLife is the investment adviser for the Metropolitan Series Fund Portfolios. Putnam Investment Management, Inc. is the sub-investment manager of the Putnam Large Cap Growth Portfolio. Janus Capital Corporation is the sub-investment manager of the Janus Mid Cap Portfolio. For more information regarding the investment adviser and sub-investment managers of the Metropolitan Series Fund Portfolios, see the Metropolitan Series Fund prospectus attached at the end of this prospectus and its Statement of Additional Information.

  Fidelity Management & Research Company ("FMR") is the investment adviser for VIP and VIP II. For more information regarding the VIP Equity-Income, VIP Overseas, VIP High Income and VIP II Asset Manager Portfolios and FMR, see the VIP and VIP II prospectuses attached at the end of this prospectus and their Statements of Additional Information.

                               THE FIXED ACCOUNT

  THE POLICY HAS A FIXED ACCOUNT OPTION ONLY IN STATES THAT APPROVE IT.

  You may allocate net premiums and transfer cash value to the Fixed Account, which is part of NELICO's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and the SEC does not review Fixed Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

  Our general account includes all of our assets, except assets in the Variable Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the Fixed Account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 4%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.

  We can change our Fixed Account interest crediting procedures. Currently, all cash value in the Fixed Account on a Policy anniversary earns interest at the declared annual rate in effect on the anniversary until the next Policy anniversary, when it is credited with our current rate. (Although our current practice is to credit your entire Fixed Account cash value on a Policy anniversary with our current annual rate until the next anniversary, we can select any portion, from 0% to 100%, of your Fixed Account cash value on a Policy anniversary to earn interest at our current rate until the next Policy anniversary, unless otherwise required by state law.) Any net premiums allocated or cash value transferred to the Fixed Account on a date other than a Policy anniversary earn interest at our current rate until the next Policy anniversary. Any loan repayment allocated to the Fixed Account is credited with the lesser of our current interest rate and the effective interest rate for your Policy's cash value in the Fixed Account on the date of the repayment. The effective interest rate is a weighted average of all the Fixed Account rates for your Policy.

VALUES AND BENEFITS

  Cash value in the Fixed Account increases from net premiums allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial surrenders made from the Fixed Account, charges, and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy's sub-accounts in proportion to the amount of cash value in each. (See "Monthly Deduction from Cash Value"). A Policy's total cash value includes cash value in the Variable Account, the Fixed Account, and any cash value held in our general account (but outside of the Fixed Account) due to a Policy loan.

  Cash value in the Fixed Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Variable Account. (See "Death Benefit".)

POLICY TRANSACTIONS

  We can restrict allocations and transfers to the Fixed Account if the effective annual rate of interest on the amount would be 4%. Otherwise, the requirements for Fixed Account and Variable Account allocations are the same. (See "Allocation of Net Premiums".)

  Except as described below, the Fixed Account has the same rights and limitations about premium allocations, transfers, loans, surrenders and partial surrenders as the Variable Account. (See "Other Policy Features".) The following special rules apply to the Fixed Account.

  TRANSFERS FROM THE FIXED ACCOUNT TO THE VARIABLE ACCOUNT ARE ALLOWED ONLY ONCE IN EACH POLICY YEAR. WE PROCESS A TRANSFER FROM THE FIXED ACCOUNT IF WE RECEIVE THE TRANSFER REQUEST WITHIN THE 30 DAY PERIOD AFTER THE POLICY ANNIVERSARY. WE MAKE THE TRANSFER AS OF THE DATE WE RECEIVE THE TRANSFER REQUEST AT OUR HOME OFFICE.

  THE AMOUNT OF CASH VALUE YOU MAY TRANSFER FROM THE FIXED ACCOUNT IS LIMITED TO THE GREATER OF 25% OF THE POLICY'S CASH VALUE IN THE FIXED ACCOUNT ON THE TRANSFER DATE OR THE AMOUNT OF CASH VALUE TRANSFERRED FROM THE FIXED ACCOUNT

IN THE PRECEDING POLICY YEAR. Regardless of these limits, if a transfer of cash value from the Fixed Account would reduce the remaining cash value in the Fixed Account below $100, you may transfer the entire amount of Fixed Account cash value. The total number of transfers among sub-accounts and from the sub-accounts to the Fixed Account may not exceed four in one Policy year without our consent. We currently do not limit the number of these transfers in a Policy year.

  Unless you request otherwise, a Policy loan reduces the Policy's cash value in the sub-accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the loan, we take the balance from the Fixed Account. We allocate all loan repayments first to the outstanding loan balance attributable to the Fixed Account. The amount removed from the Policy's sub-accounts and the Fixed Account as a result of a loan earns interest at an effective rate of at least 4% per year, which we credit annually to the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

  Unless you request otherwise, we take partial surrenders only from the Policy's sub-accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the partial surrender, we take the balance from the Fixed Account.

  We can delay transfers, surrenders, and Policy loans from the Fixed Account for up to six months (to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.

                        NELICO'S DISTRIBUTION AGREEMENT

  We sell the Policies through licensed insurance agents. These agents are also registered representatives of New England Securities Corporation ("New England Securities"). New England Securities, a Massachusetts corporation organized in 1968 and an indirect, wholly-owned subsidiary of NELICO, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

  New England Securities, 399 Boylston Street, Boston, Massachusetts 02116, also serves as the principal underwriter for the Policies under a Distribution Agreement with NELICO. Under the Distribution Agreement, we pay the following sales expenses: general agent and agency manager's compensation, agents' training allowances, deferred compensation and insurance benefits of agents, general agents and agency managers and advertising expenses and all other expenses of distributing the Policies.

  The selling agent may select one of two schedules for payment of commissions
and/or service fees: (1)           ; or (2)         . Agents who meet certain
NELICO productivity and persistency standards may be eligible for additional compensation. Agents may receive a portion of the general agent's expense reimbursement allowance.

  New England Securities may enter into selling agreements with other broker-dealers registered under the Securities Exchange Act of 1934 whose representatives are authorized by applicable law to sell variable life insurance policies. Under the agreements with those broker-dealers, commissions paid to the broker-dealer on behalf of the registered
representative will not exceed                 . We may pay certain broker-
dealers an additional bonus after the first Policy year on behalf of certain registered representatives, which may be up to the amount of the basic commission for the particular Policy year. We pay commissions through the registered broker-dealer, and may also pay additional compensation to the broker-dealer and/or reimburse it for portions of Policy sales expenses. The registered representative may receive a portion of the expense reimbursement allowance paid to the broker-dealer.

               LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY

  Generally, we can challenge the validity of your Policy or a rider to your Policy during the insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from payment of an underwritten premium payment for two years during the insured's lifetime from receipt of the premium payment and can challenge the portion of the death benefit resulting from an increase in face amount for two years during the insured's lifetime from the date of the increase. However, if the insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time for misrepresentations in the application. If the insured dies within two years of an increase in face amount, we can challenge the portion of the death benefit resulting from the face amount increase at any time for misrepresentation.

MISSTATEMENT OF AGE OR SEX

  If the application misstates the insured's age or sex, the Policy's death benefit is the amount that the most recent Monthly Deduction which was made would provide, based on the insured's correct age and, if the Policy is sex-based, correct sex.

SUICIDE

  If the insured commits suicide within two years (or less, if required by state law) from the date of issue, the death benefit is limited to premiums paid, less any policy loan balance and partial surrenders. If the insured commits suicide more than two years from the issue date of the Policy but within two years from the date of an increase in face amount, the death benefit for the increase in face amount is limited to the Monthly Deductions and any Face Amount Increase Administrative Charge made to pay for that increase. (Where required by state law, we determine the death benefit under this provision by using the greater of: the reserve of the insurance which is subject to the provision; and the amounts used to purchase the insurance which is subject to the provision.)

                              TAX CONSIDERATIONS

INTRODUCTION

  The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

  In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a rated or guaranteed issue basis and Policies with term riders added and it is not clear whether such Policies will in all cases satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

  In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Policy Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Policy Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Policy Owner from being treated as the owner of the Variable Account assets supporting the Policy.

  In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements.

  The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

  IN GENERAL. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

  Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

  MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

  If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the

Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. A material change may also occur if you request an increase in the face amount of your Policy. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments, to limit increases in face amount, or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

  DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

  (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

  (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

  (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

  DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

  Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with Policy loans that are outstanding after the first 15 Policy years is less clear and a tax adviser should be consulted about such loans.

  Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

  INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

  POLICY LOANS. In general, interest on a Policy loan will not be deductible. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

  MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

  ACCELERATED BENEFITS RIDER. If such a rider is made available, we believe that payments received under the accelerated benefit rider should be fully excludable from the gross income of the beneficiary if the beneficiary is the insured under the Policy. (See "Acceleration of Death Benefit Rider" for more information regarding the rider.) However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

  OTHER POLICY OWNER TAX MATTERS. Federal and state estate, inheritance, transfer and other tax consequences depend on the individual circumstances of each Policy Owner or beneficiary.

  The tax consequences of continuing the Policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's 100th year.

  If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a

"current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost (generally referred to as the "P.S. 58" cost) to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

  Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

  Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

  We believe that Policies subject to Puerto Rican tax law will generally receive treatment similar, with certain modifications, to that described above. Among other differences, Policies governed by Puerto Rican tax law are not currently subject to the rules described above regarding Modified Endowment Contracts. You should consult your tax adviser with respect to Puerto Rican tax law governing the Policies.

  POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

NELICO'S INCOME TAXES

  Under current Federal income tax law NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for company Federal income taxes. We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

  Under current laws in several states we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant, and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                                   MANAGEMENT

  The directors and executive officers of NELICO and their principal business experience during the past five years are:

                              DIRECTORS OF NELICO

 NAME AND PRINCIPAL                      PRINCIPAL BUSINESS EXPERIENCE
 BUSINESS ADDRESS                          DURING THE PAST FIVE YEARS
 ------------------                      -----------------------------
 James M. Benson            Chairman, President and Chief Executive Officer of
                             NELICO since 1998 and President, Individual Business
                             of Metropolitan Life Insurance Company since 1999;
                             formerly, Director, President and Chief Operating
                             Officer 1997-1998 of NELICO; President and Chief
                             Executive Officer 1996-1997 of Equitable Life
                             Assurance Society; President and Chief Operating
                             Officer 1996-1997 of Equitable Companies, Inc.;
                             President and Chief Operating Officer 1994-1996 of
                             Equitable Life Assurance Society.
 Robert H. Benmosche        Director of NELICO since 1998 and Chairman, President
  Metropolitan Life          and Chief Executive Officer of Metropolitan Life
  Insurance Co.              Insurance Company since 1998; formerly, Director,
  One Madison Avenue         President and Chief Operating Officer 1997-1998;
  New York, NY 10010         Executive Vice President 1995-1997 of Metropolitan
                             Life; Executive Vice President 1989-1995 of Paine
                             Webber.
 Susan C. Crampton          Director of NELICO since 1996 and serves as Principal
  6 Tarbox Road              of The Vermont Partnership, a business consulting firm
  Jericho, VT 05465          located in Jericho, Vermont since 1989; formerly,
                             Director 1989-1996 of New England Mutual.
 Edward A. Fox              Director of NELICO since 1996 and Chairman of the Board
  R.R. Box 67-15             of SLM Holdings since 1997; formerly, Director 1994-
  Harborside, ME 04642       1996 of New England Mutual.
 George J. Goodman          Director of NELICO since 1996 and author, television
  Adam Smith's Money World   journalist, and editor.
  50th Floor, Craig Drill
  Capital
  General Motors Building
  767 Fifth Street
  New York, NY 10153
 Dr. Evelyn E. Handler      Director of NELICO since 1996 and President of
  Ten Sterling Place         Merrimack Higher Education Associates, Inc. since
  Bow, NH 03304              1998; formerly Director 1987-1996 of New England
                             Mutual and Executive Director and Chief Executive
                             Officer 1994-1997 of the California Academy of
                             Sciences.
 Philip K. Howard, Esq.     Director of NELICO since 1996 and Partner of the law
  Howard, Smith & Levin LLP  firm of Howard, Smith & Levin LLP in New York City.
  1330 Avenue of the
  Americas
  New York, NY 10019
 Bernard A. Leventhal       Director of NELICO since 1996; formerly, Vice Chairman
  Burlington Industries      of the Board of Directors 1995-1998 of Burlington
  1345 Avenue of the         Industries, Inc.; Director and Executive Vice
  Americas                   President 1993-1995 of Burlington Menswear Division.
  17th Floor
  New York, NY 10105
 Thomas J. May              Director of NELICO since 1996 and Chairman, President
  Boston Edison Company      and Chief Executive Officer of Boston Edison Company
  800 Boylston Street        since 1994; formerly, Director 1994-1996 of New
  Boston, MA 02199           England Mutual.
 Stewart G. Nagler          Director of NELICO since 1996 and Vice Chairman and
  Metropolitan Life          Chief Financial Officer of Metropolitan Life Insurance
  Insurance Co.              Company since 1998; formerly, Senior Executive Vice
  One Madison Avenue         President and Chief Financial Officer 1986-1998 of
  New York, NY 10010         Metropolitan Life Insurance Company.

 NAME AND PRINCIPAL                      PRINCIPAL BUSINESS EXPERIENCE
 BUSINESS ADDRESS                          DURING THE PAST FIVE YEARS
 ------------------                      -----------------------------
 Catherine A. Rein          Director of NELICO since 1998 and President and Chief
  Metropolitan Property and  Executive Officer of Metropolitan Property and
  Casualty Insurance         Casualty Insurance Company since 1999; formerly,
  Company                    Senior Executive Vice President 1998-1999; Executive
  700 Quaker Lane            Vice President 1989-1998 of Metropolitan Life
  Warwick, RI 02887          Insurance Company.
 Rand N. Stowell            Director of NELICO since 1996 and President of United
  P.O. Box 60                Timber Corp. of Dixfield, Maine; formerly, Director
  Weld, ME 04285             1990-1996 of New England Mutual.
 Alexander B. Trowbridge    Director of NELICO since 1996 and President of
  Trowbridge Partners Inc.   Trowbridge Partners, Inc. in Washington, DC; formerly,
  1317 F Street, NW,         Director 1983-1996 of New England Mutual.
  Suite 500
  Washington, D.C. 20004

                          EXECUTIVE OFFICERS OF NELICO
                              OTHER THAN DIRECTORS

                                         PRINCIPAL BUSINESS EXPERIENCE
            NAME                           DURING THE PAST FIVE YEARS
            ----                         -----------------------------
 James M. Benson            See Directors above.
 David W. Allen             Senior Vice President of NELICO since 1996; formerly,
                             Senior Vice President 1994-1996 of New England Mutual.
 A. Frank Beaz              Executive Vice President of NELICO since 1999,
                             formerly, Senior Vice President 1998-1999 of NELICO;
                             Chief Administrative Officer and Senior Vice President
                             1997-1998 of Equitable Distributors and Senior Vice
                             President 1994-1997 of The Equitable Life Insurance
                             Companies.
 Pauline V. Belisle         Senior Vice President of NELICO since 1996; formerly,
                             Senior Vice President 1994-1996 of New England Mutual.
 Mary Ann Brown             President, New England Products and Services (a
                             business unit of NELICO) since 1998; formerly,
                             Director, Worldwide Life Insurance 1997-1998 for Swiss
                             Reinsurance New Markets; President & Chief Executive
                             Officer 1996-1998 of Atlantic International
                             Reinsurance Company; Executive Vice President 1996-
                             1997 of Swiss Re Atrium and Swiss Re Services and
                             Principal 1987-1996 of Tillinghast/Towers Perrin.
 Anthony J. Candito         President, NEF Information Services (a business unit of
                             NELICO) and Chief Information Officer since 1998;
                             formerly, Senior Vice President 1996-1998 of NELICO;
                             Senior Vice President 1995-1996 and Vice President
                             1994-1995 of New England Mutual.
 Anne Marie Faria           Senior Vice President of NELICO since 1996; formerly,
                             Vice President 1990-1996 of New England Mutual.
 Thom A. Faria              President, Career Agency System (a business unit of
                             NELICO) since 1996; formerly, Executive Vice President
                             in 1996, Senior Vice President 1993-1996 of New
                             England Mutual.
 Anne M. Goggin             Senior Vice President and Associate General Counsel of
                             NELICO since 1997; formerly, Vice President and
                             Counsel of NELICO in 1996, Vice President and Counsel
                             1994-1996 of New England Mutual.
 Daniel D. Jordan           Second Vice President, Counsel, Secretary and Clerk
                             since 1996; formerly, Counsel and Assistant Secretary
                             1990-1996 of New England Mutual.
 Alan C. Leland, Jr.        Senior Vice President of NELICO since 1996; formerly,
                             Vice President 1984-1996 of New England Mutual.

                                         PRINCIPAL BUSINESS EXPERIENCE
            NAME                           DURING THE PAST FIVE YEARS
            ----                         -----------------------------
 George J. Maloof           Senior Vice President of NELICO since 1996; formerly,
                             Vice President 1991-1996 of New England Mutual.
 Kenneth D. Martinelli      Senior Vice President of NELICO since 1999; formerly,
                             Vice President 1997-1999 of NELICO and Vice President
                             1994-1997 of The Equitable Life Assurance Company.
 Thomas W. McConnell        Senior Vice President of NELICO since 1996 and
                             Director, Chief Executive Officer and President of New
                             England Securities Corporation since 1993.
 Hugh C. McHaffie           Senior Vice President of NELICO since 1999; formerly,
                             Vice President 1994-1999 of Manufacturers Life
                             Insurance Company of North America.
 Stephen J. McLaughlin      Senior Vice President of NELICO since 1999; formerly,
                             Vice President 1996-1999 of NELICO and Vice President
                             1994-1996 of New England Mutual.
 Thomas W. Moore            Senior Vice President of NELICO since 1996; formerly,
                             Vice President 1990-1996 of New England Mutual.
 Richard A. Robinson        Second Vice President and chief accounting officer of
                             NELICO since 1998; formerly, Second Vice President
                             1997-1998 of NELICO; Manager of Life Insurance
                             Accounting 1994-1997 of Liberty Life Assurance
                             Company.
 David Y. Rogers            Executive Vice President and Chief Financial Officer of
                             NELICO since 1999; formerly, Partner, Actuarial
                             Consulting 1992-1999 of Price Waterhouse Coopers LLP.
 John G. Small, Jr.         President, New England Services (a business unit of
                             NELICO) since 1997; formerly, Senior Vice President
                             1996-1997 of NELICO and Senior Vice President 1990-
                             1996 of New England Mutual.
 H. James Wilson            Executive Vice President and General Counsel of NELICO
                             since 1996; formerly, Executive Vice President and
                             General Counsel 1993-1996 of New England Mutual.
 John W. Wright             President, New England Financial Employee Benefits
                             Group (a business unit of NELICO) since 1996;
                             formerly, President 1993-1996 New England Employee
                             Benefits Group (a business unit of New England
                             Mutual).

  The principal business address for each of the directors and executive officers is the same as NELICO's except where indicated otherwise.

                                 VOTING RIGHTS

  We own the Eligible Fund shares held in the Variable Account and vote those shares at meetings of the Eligible Fund shareholders. Under Federal securities law, you currently have the right to instruct us how to vote shares that are attributable to your Policy.

  Policy Owners who are entitled to give voting instructions and the number of shares attributable to their Policies are determined as of the meeting record date. If we do not receive timely instructions, we will vote shares in the same proportion as (i) the aggregate cash value of policies giving instructions, respectively, to vote for, against, or withhold votes on a proposition, bears to (ii) the total cash value in that sub-account for all policies for which we receive voting instructions. No voting privileges apply to the Fixed Account or to cash value removed from the Variable Account due to a Policy loan.

  We will vote all Eligible Fund shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

  The Eligible Funds' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of an Eligible Fund, or differences in voting instructions given by variable life and variable annuity contract owners. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected sub-accounts from the Eligible Fund(s), if necessary. If we believe any Eligible Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.

  We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of an Eligible Fund portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with a sub-account's investment objectives. If we do disregard voting instructions, the next annual report to Policy Owners will include a summary of that action and the reasons for it.

                           RIGHTS RESERVED BY NELICO

  We and our affiliates may change the voting procedures described above, and vote Eligible Fund shares without Policy Owner instructions, if the securities laws change. We also reserve the right: (1) to add sub-accounts; (2) to combine sub-accounts; (3) to invest sub-account assets as a substitute for Eligible Fund shares, to close a sub-account, or to transfer assets to our general account as permitted by applicable law; (4) to operate the Variable Account as a management investment company under the Investment Company Act of 1940 or in any other form; and (5) to deregister the Variable Account under the Investment Company Act of 1940. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Variable Account or its investments.

                               TOLL-FREE NUMBERS

  For information about historical values of the Variable Account Sub-Accounts, call 1-800-333-2501.

  For Sub-Account transfers, premium reallocations, or Statements of
Additional Information for the Eligible Funds, call 1-800-        .

  You may also call our Home Office at 1-800-         to request current
information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or to request Policy loans of less than $25,000. Requests must be in writing if the Policy is owned by a corporation or a pension trust.

  For all other Policy changes, please contact your registered representative.

                                    REPORTS

  We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, sub-account transfers, lapses, surrenders and other Policy transactions when they occur.

  You will be sent semiannual reports containing the financial statements of the Variable Account and the Eligible Funds.

                             ADVERTISING PRACTICES

  Professional organizations may endorse the Policies. We may use such endorsements in Policy sales material. We may pay the professional organization for the use of its customer or mailing lists to distribute Policy promotional materials. An endorsement by a third party does not predict the future performance of the Policies.

  Articles discussing the Variable Account's investment performance, rankings and other characteristics may appear in publications. Some or all of these publishers or ranking services (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) may publish their own rankings or performance reviews of variable contract separate accounts, including the Variable Account. We may use references to, or reprints of such articles or rankings as sales material and may include rankings that indicate the names of other variable contract separate accounts and their investment experience. We may also use unit values to provide information about the Variable Account's investment performance in this prospectus, marketing materials, and historical illustrations.

  Publications may use articles and releases, developed by NELICO, the Eligible Funds and other parties, about the Variable Account or the Eligible Funds. We may use references to or reprints of such articles in sales material for the Policies or the Variable Account. Such literature may refer to personnel of the advisers, who have portfolio management responsibility, and their investment style, and include excerpts from media articles.

  We are a member of the Insurance Marketplace Standards Association ("IMSA"), and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

  Policy sales material may refer to historical, current and prospective economic trends. In addition, sales material may discuss topics of general investor interest for the benefit of registered representatives and prospective Policy Owners. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

                                 LEGAL MATTERS

  Legal matters in connection with the Policies described in this prospectus have been passed on by H. James Wilson, General Counsel of NELICO. Sutherland Asbill & Brennan LLP, of Washington, D.C., has provided advice on certain matters relating to the Federal securities laws.

                            REGISTRATION STATEMENT

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                                    EXPERTS

  The financial statements of New England Variable Life Separate Account of New England Life Insurance Company ("NELICO") and the consolidated financial statements of NELICO and subsidiaries included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.


  Actuarial matters included in this prospectus have been examined by Rodney
J. Chandler, F.S.A., M.A.A.A., Second Vice President and Actuary of NELICO, as stated in his opinion filed as an exhibit to the Registration Statement.

                                  APPENDIX A

                 ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES,
                           AND ACCUMULATED PREMIUMS

  The tables in Appendix A illustrate the way the Policies work. They show how the death benefit and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to constant after tax annual rates of 0%, 6% and 12%. The insured is assumed to be in the nonsmoker preferred risk classification. The Tables assume no rider benefits and assume that no allocations are made to the Fixed Account. (See "Charges and Expenses.") Illustrations show (1) the Option 1 death benefit using the cash value accumulation test with the Enhanced Net Single Premium Corridor and (2) the Option 2 death benefit using the guideline premium test with the IRS Corridor.

  The illustrated death benefits and cash values for a Policy would be different, either higher or lower, from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below that average during the period, if premiums were paid in other amounts or at other than annual intervals. They would also be different depending on the allocation of cash value among the Variable Account's Sub-Accounts, if the actual gross rate of return for all Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Sub-Accounts. They would also differ if a Policy loan or partial surrender were made during the period of time illustrated, if the insured were female or in another risk classification, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown on particular illustrations even if the average rate of return is achieved.

  The death benefits and cash values shown in the tables reflect: (i) deductions from premiums for the sales charge and premium tax charge; and (ii) a Monthly Deduction (consisting of a Policy fee, a mortality and expense risk fee, and a charge for the cost of insurance) from the cash value on the first day of each Policy month. (See "Charges and Expenses".) The illustrations reflect an average of the investment advisory fees and operating expenses of the Eligible Funds, at an annual rate of .76% of the average daily net assets of the Eligible Funds. This average reflects voluntary expense cap and expense deferral arrangements between New England Investment Management and the Zenith Fund that New England Investment Management could terminate at any time.

  Taking account of the average investment advisory fee and operating expenses of the Eligible Funds, the gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -0.76%, 5.2% and 11.15%, respectively.

  The second column of each table shows the amount which would accumulate if an amount equal to the annual premium were invested to earn interest, after taxes, of 5% per year, compounded annually.

  The internal rate of return on net cash value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the net cash value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. The internal rate of return is compounded annually, and the premiums are assumed to be paid at the beginning of each Policy year.

  If you request, we will furnish a personalized illustration reflecting the proposed insured's age, sex, underwriting classification, and the face amount or premium payment schedule requested. Where applicable, we will also furnish on request an illustration for a Policy which is not affected by the sex of the insured.

                               MALE ISSUE AGE 40
                 $50,000 ANNUAL PREMIUM FOR SEVEN POLICY YEARS
                     NONSMOKER PREFERRED UNDERWRITING RISK
                            $1,054,000 FACE AMOUNT

     OPTION 1 DEATH BENEFIT WITH ENHANCED NET SINGLE PREMIUM CORRIDOR
                         CASH VALUE ACCUMULATION TEST

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                          DEATH BENEFIT                CASH VALUE            INTERNAL RATE OF RETURN
         PREMIUMS     ASSUMING HYPOTHETICAL      ASSUMING HYPOTHETICAL          ON NET CASH VALUE
        ACCUMULATED        GROSS ANNUAL               GROSS ANNUAL         ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%        RATE OF RETURN OF          RATE OF RETURN OF        ANNUAL RATE OF RETURN OF
POLICY   INTEREST   -------------------------- -------------------------- -------------------------------
 YEAR    PER YEAR      0%       6%      12%       0%       6%      12%       0%         6%         12%
------  -----------    --       --      ---       --       --      ---       --         --         ---
   1     $  52,500  $        $        $        $        $        $                 %          %          %
   2       107,625
   3       165,506
   4       226,282
   5       290,096
   6       357,100
   7       427,455
   8       448,828
   9       471,270
  10       494,833
  15       631,546
  20       806,031
  25     1,028,722
  30     1,312,940
  35     1,675,681
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------     --         --         ---
   1             %          %          %
   2
   3
   4
   5
   6
   7
   8
   9
  10
  15
  20
  25
  30
  35

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40
                 $50,000 ANNUAL PREMIUM FOR SEVEN POLICY YEARS
                     NONSMOKER PREFERRED UNDERWRITING RISK
                            $1,054,000 FACE AMOUNT
                            OPTION 1 DEATH BENEFIT

  CASH VALUE ACCUMULATION TEST WITH ENHANCED NET SINGLE PREMIUM CORRIDOR

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                          DEATH BENEFIT                CASH VALUE            INTERNAL RATE OF RETURN
         PREMIUMS     ASSUMING HYPOTHETICAL      ASSUMING HYPOTHETICAL          ON NET CASH VALUE
        ACCUMULATED        GROSS ANNUAL               GROSS ANNUAL         ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%        RATE OF RETURN OF          RATE OF RETURN OF        ANNUAL RATE OF RETURN OF
POLICY   INTEREST   -------------------------- -------------------------- -------------------------------
 YEAR    PER YEAR      0%       6%      12%       0%       6%      12%       0%         6%         12%
------  -----------    --       --      ---       --       --      ---       --         --         ---
   1    $   52,500  $        $        $        $        $        $                 %          %          %
   2       107,625
   3       165,506
   4       226,282
   5       290,096
   6       357,100
   7       427,455
   8       448,828
   9       471,270
  10       494,833
  15       631,546
  20       806,031
  25     1,028,722
  30     1,312,940
  35     1,675,681
          INTERNAL RATE OF RETURN
             ON DEATH BENEFIT
        ASSUMING HYPOTHETICAL GROSS
END OF   ANNUAL RATE OF RETURN OF
POLICY  -----------------------------
 YEAR      0%        6%        12%
------     --        --        ---
   1            %         %         %
   2
   3
   4
   5
   6
   7
   8
   9
  10
  15
  20
  25
  30
  35

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40
               $50,000 ANNUAL PREMIUM FOR SEVEN POLICY YEARS FOR
                     NONSMOKER PREFERRED UNDERWRITING RISK
                            $1,054,000 FACE AMOUNT
                            OPTION 2 DEATH BENEFIT

                 GUIDELINE PREMIUM TEST WITH IRS CORRIDOR

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                          DEATH BENEFIT                CASH VALUE            INTERNAL RATE OF RETURN
         PREMIUMS     ASSUMING HYPOTHETICAL      ASSUMING HYPOTHETICAL          ON NET CASH VALUE
        ACCUMULATED        GROSS ANNUAL               GROSS ANNUAL         ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%        RATE OF RETURN OF          RATE OF RETURN OF        ANNUAL RATE OF RETURN OF
POLICY   INTEREST   -------------------------- -------------------------- -------------------------------
 YEAR    PER YEAR      0%       6%      12%       0%       6%      12%       0%         6%         12%
------  -----------    --       --      ---       --       --      ---       --         --         ---
   1    $   52,500  $        $        $        $        $        $                 %          %          %
   2       107,625
   3       165,506
   4       226,282
   5       290,096
   6       357,100
   7       427,455
   8       448,828
   9       471,270
  10       494,833
  15       631,546
  20       806,031
  25     1,028,722
  30     1,312,940
  35     1,675,681
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------     --         --         ---
   1             %          %          %
   2
   3
   4
   5
   6
   7
   8
   9
  10
  15
  20
  25
  30
  35

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40
                 $50,000 ANNUAL PREMIUM FOR SEVEN POLICY YEARS
                     NONSMOKER PREFERRED UNDERWRITING RISK
                            $1,054,000 FACE AMOUNT
                            OPTION 2 DEATH BENEFIT

                 GUIDELINE PREMIUM TEST WITH IRS CORRIDOR

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                          DEATH BENEFIT                CASH VALUE            INTERNAL RATE OF RETURN
         PREMIUMS     ASSUMING HYPOTHETICAL      ASSUMING HYPOTHETICAL          ON NET CASH VALUE
        ACCUMULATED        GROSS ANNUAL               GROSS ANNUAL         ASSUMING HYPOTHETICAL GROSS
END OF     AT 5%        RATE OF RETURN OF          RATE OF RETURN OF        ANNUAL RATE OF RETURN OF
POLICY   INTEREST   -------------------------- -------------------------- -------------------------------
 YEAR    PER YEAR      0%       6%      12%       0%       6%      12%       0%         6%         12%
------  -----------    --       --      ---       --       --      ---       --         --         ---
   1    $   52,500  $        $        $        $        $        $                 %          %          %
   2       107,625
   3       165,506
   4       226,282
   5       290,096
   6       357,100
   7       427,455
   8       448,828
   9       471,270
  10       494,833
  15       631,546
  20       806,031
  25     1,028,722
  30     1,312,940
  35     1,675,681
           INTERNAL RATE OF RETURN
              ON DEATH BENEFIT
         ASSUMING HYPOTHETICAL GROSS
END OF    ANNUAL RATE OF RETURN OF
POLICY  --------------------------------
 YEAR      0%         6%         12%
------     --         --         ---
   1             %          %          %
   2
   3
   4
   5
   6
   7
   8
   9
  10
  15
  20
  25
  30
  35

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  APPENDIX B

                       INVESTMENT EXPERIENCE INFORMATION

  This Appendix gives hypothetical illustrations of the Variable Account's and the Policy's investment experience based on the historical investment experience of the Eligible Funds. It does not predict future performance.

  The Policies became available August, 1998. The Zenith Fund and the Variable Account commenced operations on August 26, 1983. The Westpeak Stock Index and Back Bay Advisors Managed Series of the Zenith Fund commenced operations on May 1, 1987. The Westpeak Growth and Income Series and Goldman Sachs Midcap Value Series of the Zenith Fund commenced operations on April 30, 1993. The Loomis Sayles Small Cap Series of the Zenith Fund commenced operations on May 2, 1994. The MFS Investors Series and MFS Research Managers Series of the Zenith Fund commenced operations on April 30, 1999. The remaining Zenith Fund Series commenced operations on October 31, 1994. The commencement of operations for the Metropolitan Series Fund, Inc. Portfolios was: March 3, 1997 for the Janus Mid Cap Portfolio; and November 9, 1998 for the Russell 2000 Index Portfolio. The Putnam Large Cap Growth Portfolio of the Metropolitan Series Fund, Inc. commenced operations on May 1, 2000 and is not included in this Appendix. The VIP Equity-Income Portfolio and VIP Overseas Portfolio commenced operations on October 9, 1986 and January 28, 1987, respectively. The VIP High Income Portfolio and the VIP II Asset Manager Portfolio commenced operations on September 19, 1985 and September 6, 1989, respectively.

  We base the illustrations on the actual investment experience of the relevant Eligible Funds for the periods shown (net of actual charges and expenses incurred by the Eligible Funds). The illustrations assume that premiums are paid at the beginning of each year and that no loans, transfers or other Policy Owner transactions were made during the periods shown.

  Many factors other than investment experience affect Policy values and benefits. These investment experience figures do not reflect the charges deducted from Premiums and Monthly Deductions from the cash value. (See "Charges and Expenses".)

NET RATES OF RETURN

  The annual net rate is the effective earnings rate at which the investment Sub-Accounts increased or decreased over a one-year period, based on the investment experience of the relevant Eligible Funds. The rate is calculated by taking the difference between the Sub-Accounts' ending values and beginning values of the period and dividing it by the beginning values of the period.

  The effective annual net rate of return since inception is the annualized effective interest rate at which the Sub-Accounts increased or decreased since the inception dates of the Sub-Accounts. For each Sub-Account, we calculate the rate by taking the difference between the Sub-Account's ending value and the value on the date of its inception and dividing it by the value on the date of inception. This result is the total net rate of return since inception ("Total Return"). The effective annual net rate of return is the rate which, if compounded annually, would equal the total net rate of return since inception.

               SUB-ACCOUNTS INVESTING IN NEW ENGLAND ZENITH FUND

                                                                                 ANNUAL NET RATE OF RETURN
                  -----------------------------------------------------------------------------------------------------------
                                                                                         FOR ONE YEAR ENDING
                  8/26/83- --------------------------------------------------------------------------------------------------
SUB-ACCOUNT       12/31/83 12/31/84 12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------       -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth*.   8.87%    -0.59%   68.10%   95.21%   52.71%   -8.81%   30.76%   -3.48%   53.98%   -6.05%   14.97%   -7.07%
Bond Income.....   3.20     12.61    18.76    14.83     2.27     8.37    12.30     8.09    17.96     8.18    12.61    -3.36
Money Market....   3.20     10.73     8.26     6.80     6.53     7.52     9.25     8.19     6.21     3.80     2.97     3.97
                                                               8/26/83- 8/26/83-
                                                               12/31/99 12/31/99
                                                                TOTAL   EFFECTIVE
SUB-ACCOUNT       12/31/95 12/31/96 12/31/97 12/31/98 12/31/99  RETURN   ANNUAL
-----------       -------- -------- -------- -------- -------- -------- ---------
Capital Growth*.   38.03%   21.07%   23.48%   34.09%
Bond Income.....   21.20     4.61    10.89     9.04
Money Market....    5.70     5.13     5.34     5.26

                                                              ANNUAL NET RATE OF RETURN
                 -----------------------------------------------------------------------------------------------------------
                                                                      FOR ONE YEAR ENDING
                 5/1/87-  --------------------------------------------------------------------------------------------------
SUB-ACCOUNT      12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97 12/31/98
-----------      -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Stock Index..... -12.20%   16.34%   30.15%   -4.14%   30.43%   7.30%     9.72%    1.12%   36.92%   22.47%   32.50%   27.93%
Managed.........  -0.66     9.48    19.08     3.21    20.17    6.70     10.65    -1.11    31.26    15.03    26.56    19.65
                          5/1/87-   5/1/87-
                          12/31/99 12/31/99
                           TOTAL   EFFECTIVE
SUB-ACCOUNT      12/31/99  RETURN   ANNUAL
-----------      -------- -------- ---------
Stock Index.....
Managed.........

                                           ANNUAL NET RATE OF RETURN
                         -------------------------------------------------------------- 4/30/93- 4/30/93-
                                                   FOR ONE YEAR ENDING                  12/31/99 12/31/99
                         4/30/93- -----------------------------------------------------  TOTAL   EFFECTIVE
SUB-ACCOUNT              12/31/93 12/31/94 12/31/95 12/31/96 12/31/97 12/31/98 12/31/99  RETURN   ANNUAL
-----------              -------- -------- -------- -------- -------- -------- -------- -------- ---------
Growth and Income.......  14.24%   -1.21%   36.47%   18.10%   33.47%   24.45%
Midcap Value***.........  14.74     -.27    30.35    17.61    17.32    -5.46

                                       ANNUAL NET RATE OF RETURN
                         ----------------------------------------------------- 5/2/94-   5/2/94-
                                              FOR ONE YEAR ENDING              12/31/99 12/31/99
                         5/2/94-  --------------------------------------------  TOTAL   EFFECTIVE
SUB-ACCOUNT              12/31/94 12/31/95 12/31/96 12/31/97 12/31/98 12/31/99  RETURN   ANNUAL
-----------              -------- -------- -------- -------- -------- -------- -------- ---------
Small Cap...............  -3.23%   28.84%   30.68%   24.85%   -1.69%

                                        ANNUAL NET RATE OF RETURN
                          ------------------------------------------------------ 10/31/94- 10/31/94-
                                                FOR ONE YEAR ENDING              12/31/99  12/31/99
                          10/31/94- --------------------------------------------   TOTAL   EFFECTIVE
SUB-ACCOUNT               12/31/94  12/31/95 12/31/96 12/31/97 12/31/98 12/31/99  RETURN    ANNUAL
-----------               --------- -------- -------- -------- -------- -------- --------- ---------
Equity Growth...........   -4.20%    48.69%   13.17%   25.63%   47.78%
Balanced****............    -.10     24.79    16.91    16.18     9.11
Venture Value...........   -3.50     39.28    25.84    33.50    14.41
International Magnum Eq-
 uity**.................    2.60      6.23     6.67    -1.30     7.27

                                                     ANNUAL
                                                    NET RATE
                                                    OF RETURN
                                                    ---------
                                                              4/30/99- 4/30/99-
                                                              12/31/99 12/31/99
                                                    4/30/99-   TOTAL   EFFECTIVE
SUB-ACCOUNT                                         12/31/99   RETURN   ANNUAL
-----------                                         --------- -------- ---------
Investors..........................................
Research Managers..................................

-------
* Rates of return reflect the Capital Growth Series' former investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.
** The Morgan Stanley International Magnum Equity Series' sub-adviser was Draycott Partners until May 1, 1997, when Morgan Stanley Dean Witter Investment Management became the sub-adviser.
*** The Harris/Oakmark Midcap Value Series' sub-adviser was Loomis Sayles until May 1, 1998, when Goldman Sachs Asset Management became the sub-adviser. Harris Associates became the sub-adviser on May 1, 2000. Rates of return reflect the Series' former investment advisory fee of .70% of average daily net assets for the period through April 30, 1998 and .75% thereafter.
**** The Balanced Series' sub-adviser was Loomis Sayles until May 1, 2000, when
     Wellington Management Company became the sub-adviser.

           SUB-ACCOUNTS INVESTING IN METROPOLITAN SERIES FUND, INC.

                              ANNUAL NET RATE OF RETURN
                             ------------------------------   3/3/97-   3/3/97-
                                      FOR ONE YEAR ENDING     12/31/99 12/31/99
                             3/3/97-  ---------------------    TOTAL   EFFECTIVE
SUB-ACCOUNT                  12/31/97 12/31/98    12/31/99     RETURN   ANNUAL
-----------                  -------- ---------   ---------   -------- ---------
Mid Cap.....................

                                  ANNUAL NET RATE OF RETURN
                                ----------------------------- 11/9/98- 11/9/98-
                                         FOR ONE  YEAR ENDING 12/31/99 12/31/99
                                11/9/98- --------------------  TOTAL   EFFECTIVE
                                12/31/98       12/31/99        RETURN   ANNUAL
                                -------- -------------------- -------- ---------
Russell 2000 Index.............

                         SUB-ACCOUNTS INVESTING IN VIP

                                                                   ANNUAL NET RATE OF RETURN
                 -----------------------------------------------------------------------------------------------------------
                                                                          FOR ONE YEAR ENDING
                 10/9/86- --------------------------------------------------------------------------------------------------
SUB-ACCOUNT      12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------      -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Equity-Income...   .20%    -1.13%   21.93%   19.54%  -16.31%   31.44%   16.89%   18.29%   6.93%    35.90%   13.75%   28.11%
                                   10/9/86- 10/9/86-
                                   12/31/99 12/31/99
                                    TOTAL   EFFECTIVE
SUB-ACCOUNT      12/31/98 12/31/99  RETURN   ANNUAL
-----------      -------- -------- -------- ---------
Equity-Income...  11.63%

                                                                                ANNUAL NET RATE OF RETURN
                   -----------------------------------------------------------------------------------------
                                                                        FOR ONE YEAR ENDING
                            --------------------------------------------------------------------------------
                   1/28/87-
SUB-ACCOUNT        12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------        -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Overseas..........  5.38%     9.63%   23.97%   -1.20%    8.00%  -10.72%   37.35%    1.21%   11.02%   12.43%
                                            1/28/87- 1/28/87-
                                            12/31/99 12/31/99
                                             TOTAL   EFFECTIVE
SUB-ACCOUNT        12/31/97 12/31/98 12/31/99  RETURN   ANNUAL
-----------        -------- -------- -------- -------- ---------
Overseas..........11.56%   12.75%
                                                                       ANNUAL NET RATE OF RETURN
                 -----------------------------------------------------------------------------------------------------------
                                                                               FOR ONE YEAR ENDING
                          --------------------------------------------------------------------------------------------------
                 9/19/85-
SUB-ACCOUNT      12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------      -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
High Income.....  6.38%    17.68%   1.22%    11.53%   -4.07%   -2.23%   35.08%   23.17%   20.40%   -1.45%   20.79%   13.75%
                                            9/19/85- 9/19/85-
                                            12/31/99 12/31/99
                                             TOTAL   EFFECTIVE
SUB-ACCOUNT      12/31/97 12/31/98 12/31/99  RETURN   ANNUAL
-----------      -------- -------- -------- -------- ---------
High Income.....  17.67%   -4.33%

                                                          ANNUAL NET RATE OF RETURN
                      -----------------------------------------------------------------------
                                                                  FOR ONE YEAR ENDING
                               --------------------------------------------------------------
                      9/6/89-
SUB-ACCOUNT           12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------           -------- -------- -------- -------- -------- -------- -------- --------
Asset Manager........   1.32%    6.19%   22.56%   11.71%   21.23%   -6.43%   17.68%   14.31%

                        SUB-ACCOUNT INVESTING IN VIP II
                                                9/6/89-   9/6/89-
                                               12/31/99 12/31/99
                                                TOTAL   EFFECTIVE
SUB-ACCOUNT         12/31/97 12/31/98 12/31/99  RETURN   ANNUAL
-----------         -------- -------- -------- -------- ---------
Asset Manager.....   20.65%   15.05%

POLICY PERFORMANCE

  The material below assumes a Policy was issued with a $1,054,000 face amount with premiums paid on August 26 of the years in which they are paid (May 1 in the case of the Zenith Westpeak Stock Index, Zenith Back Bay Managed and Zenith Loomis Sayles Small Cap Sub-Accounts; October 31 in the case of the Zenith Balanced, Zenith Morgan Stanley International Magnum Equity, Zenith Davis Venture Value and Zenith Alger Equity Growth Sub-Accounts; October 9 in the case of the VIP Equity-Income Sub-Account, January 28 in the case of the VIP Overseas Sub-Account; April 30 in the case of the Zenith Westpeak Growth and Income and Zenith Harris/Oakmark Midcap Value Sub-Accounts; September 19 in the case of the VIP High Income Sub-Account; September 6 in the case of the VIP II Asset Manager Sub-Account; March 3 in the case of the Metropolitan Janus Mid Cap Sub-Account; November 9 in the case of the Metropolitan Russell 2000 Index Sub-Account), to a male age 40 in the nonsmoker preferred risk category. Values and benefits are shown for Policies with (1) an Option 1 death benefit, using the cash value accumulation test with the Enhanced Net Single Premium Corridor, and (2) an Option 2 death benefit, using the guideline premium test with the IRS Corridor. The death benefits, cash values and internal rates of return assume in each instance that the entire Policy value was invested in the particular Sub-Account for the period shown. These illustrations of policy investment experience reflect all Policy charges. (See "Charges and Expenses".) (See Appendix A for the definition of the internal rate of return.)

                     MALE NONSMOKER PREFERRED RISK, AGE 40
                            $1,054,000 FACE AMOUNT
                            OPTION 1 DEATH BENEFIT

  CASH VALUE ACCUMULATION TEST WITH ENHANCED NET SINGLE PREMIUM CORRIDOR

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                     TOTAL                          INTERNAL RATE  INTERNAL RATE
                    PREMIUMS  DEATH  CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                  PAID   BENEFIT VALUE  VALUE   NET CASH VALUE DEATH BENEFIT
----                -------- ------- ----- -------- -------------- -------------
August 26, 1983...  $ 50,000  $      $      $
December 31, 1983.    50,000
December 31, 1984.   100,000
December 31, 1985.   150,000
December 31, 1986.   200,000
December 31, 1987.   250,000
December 31, 1988.   300,000
December 31, 1989.   350,000
December 31, 1990.   350,000
December 31, 1991.   350,000
December 31, 1992.   350,000
December 31, 1993.   350,000
December 31, 1994.   350,000
December 31, 1995.   350,000
December 31, 1996.   350,000
December 31, 1997.   350,000
December 31, 1998.   350,000
December 31, 1999.

ZENITH BACK BAY BOND INCOME SUB-ACCOUNT

                          TOTAL                          INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH  CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT VALUE  VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- ----- -------- -------------- -------------
August 26, 1983......... $ 50,000  $      $      $
December 31, 1983.......   50,000
December 31, 1984.......  100,000
December 31, 1985.......  150,000
December 31, 1986.......  200,000
December 31, 1987.......  250,000
December 31, 1988.......  300,000
December 31, 1989.......  350,000
December 31, 1990.......  350,000
December 31, 1991.......  350,000
December 31, 1992.......  350,000
December 31, 1993.......  350,000
December 31, 1994.......  350,000
December 31, 1995.......  350,000
December 31, 1996.......  350,000
December 31, 1997.......  350,000
December 31, 1998.......  350,000
December 31, 1999.......

ZENITH BACK BAY MONEY MARKET SUB-ACCOUNT

                          TOTAL                          INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH  CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT VALUE  VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- ----- -------- -------------- -------------
August 26, 1983......... $ 50,000  $      $      $
December 31, 1983.......   50,000
December 31, 1984.......  100,000
December 31, 1985.......  150,000
December 31, 1986.......  200,000
December 31, 1987.......  250,000
December 31, 1988.......  300,000
December 31, 1989.......  350,000
December 31, 1990.......  350,000
December 31, 1991.......  350,000
December 31, 1992.......  350,000
December 31, 1993.......  350,000
December 31, 1994.......  350,000
December 31, 1995.......  350,000
December 31, 1996.......  350,000
December 31, 1997.......  350,000
December 31, 1998.......  350,000
December 31, 1999.......

ZENITH WESTPEAK STOCK INDEX SUB-ACCOUNT

                          TOTAL                          INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH  CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT VALUE  VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- ----- -------- -------------- -------------
May 1, 1987............. $ 50,000  $      $      $
December 31, 1987.......   50,000
December 31, 1988.......  100,000
December 31, 1989.......  150,000
December 31, 1990.......  200,000
December 31, 1991.......  250,000
December 31, 1992.......  300,000
December 31, 1993.......  350,000
December 31, 1994.......  350,000
December 31, 1995.......  350,000
December 31, 1996.......  350,000
December 31, 1997.......  350,000
December 31, 1998.......  350,000
December 31, 1999.......

ZENITH BACK BAY MANAGED SUB-ACCOUNT

                          TOTAL                          INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH  CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT VALUE  VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- ----- -------- -------------- -------------
May 1, 1987............. $ 50,000  $      $      $
December 31, 1987.......   50,000
December 31, 1988.......  100,000
December 31, 1989.......  150,000
December 31, 1990.......  200,000
December 31, 1991.......  250,000
December 31, 1992.......  300,000
December 31, 1993.......  350,000
December 31, 1994.......  350,000
December 31, 1995.......  350,000
December 31, 1996.......  350,000
December 31, 1997.......  350,000
December 31, 1998.......  350,000
December 31, 1999.......

ZENITH WESTPEAK GROWTH AND INCOME SUB-ACCOUNT

                          TOTAL                          INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH  CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT VALUE  VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- ----- -------- -------------- -------------
April 30, 1993.......... $ 50,000  $      $      $
December 31, 1993.......   50,000
December 31, 1994.......  100,000
December 31, 1995.......  150,000
December 31, 1996.......  200,000
December 31, 1997.......  250,000
December 31, 1998.......  300,000
December 31, 1999.......

ZENITH HARRIS/OAKMARK MIDCAP VALUE SUB-ACCOUNT**

                          TOTAL                          INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH  CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT VALUE  VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- ----- -------- -------------- -------------
April 30, 1993.......... $ 50,000  $      $      $
December 31, 1993.......   50,000
December 31, 1994.......  100,000
December 31, 1995.......  150,000
December 31, 1996.......  200,000
December 31, 1997.......  250,000
December 31, 1998.......  300,000
December 31, 1999.......

ZENITH LOOMIS SAYLES SMALL CAP SUB-ACCOUNT

                          TOTAL                          INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH  CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT VALUE  VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- ----- -------- -------------- -------------
May 2, 1994............. $ 50,000  $      $      $
December 31, 1994.......   50,000
December 31, 1995.......  100,000
December 31, 1996.......  150,000
December 31, 1997.......  200,000
December 31, 1998.......  250,000
December 31, 1999.......

ZENITH BALANCED SUB-ACCOUNT

                       TOTAL                 NET   INTERNAL RATE  INTERNAL RATE
                      PREMIUMS  DEATH  CASH  CASH   OF RETURN ON  OF RETURN ON
DATE                    PAID   BENEFIT VALUE VALUE NET CASH VALUE DEATH BENEFIT
----                  -------- ------- ----- ----- -------------- -------------
October 31, 1994..... $ 50,000  $      $     $
December 31, 1994....   50,000
December 31, 1995....  100,000
December 31, 1996....  150,000
December 31, 1997....  200,000
December 31, 1998....  250,000
December 31, 1999....

ZENITH MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT

                       TOTAL                 NET   INTERNAL RATE  INTERNAL RATE
                      PREMIUMS  DEATH  CASH  CASH   OF RETURN ON  OF RETURN ON
DATE                    PAID   BENEFIT VALUE VALUE NET CASH VALUE DEATH BENEFIT
----                  -------- ------- ----- ----- -------------- -------------
October 31, 1994..... $ 50,000  $      $     $
December 31, 1994....   50,000
December 31, 1995....  100,000
December 31, 1996....  150,000
December 31, 1997....  200,000
December 31, 1998....  250,000
December 31, 1999....

ZENITH DAVIS VENTURE VALUE SUB-ACCOUNT

                       TOTAL                 NET   INTERNAL RATE  INTERNAL RATE
                      PREMIUMS  DEATH  CASH  CASH   OF RETURN ON  OF RETURN ON
DATE                    PAID   BENEFIT VALUE VALUE NET CASH VALUE DEATH BENEFIT
----                  -------- ------- ----- ----- -------------- -------------
October 31, 1994..... $ 50,000  $      $     $
December 31, 1994....   50,000
December 31, 1995....  100,000
December 31, 1996....  150,000
December 31, 1997....  200,000
December 31, 1998....  250,000
December 31, 1999....

ZENITH ALGER EQUITY GROWTH SUB-ACCOUNT

                       TOTAL                 NET   INTERNAL RATE  INTERNAL RATE
                      PREMIUMS  DEATH  CASH  CASH   OF RETURN ON  OF RETURN ON
DATE                    PAID   BENEFIT VALUE VALUE NET CASH VALUE DEATH BENEFIT
----                  -------- ------- ----- ----- -------------- -------------
October 31, 1994..... $ 50,000  $      $     $
December 31, 1994....   50,000
December 31, 1995....  100,000
December 31, 1996....  150,000
December 31, 1997....  200,000
December 31, 1998....  250,000
December 31, 1999....

ZENITH MFS INVESTORS SUB-ACCOUNT

                       TOTAL                 NET   INTERNAL RATE  INTERNAL RATE
                      PREMIUMS  DEATH  CASH  CASH   OF RETURN ON  OF RETURN ON
DATE                    PAID   BENEFIT VALUE VALUE NET CASH VALUE DEATH BENEFIT
----                  -------- ------- ----- ----- -------------- -------------
April 30, 1999....... $ 50,000  $      $     $
December 31, 1999....   50,000

ZENITH MFS RESEARCH MANAGERS SUB-ACCOUNT

                          TOTAL                          INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH  CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT VALUE  VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- ----- -------- -------------- -------------
April 30, 1999.......... $ 50,000  $      $      $
December 31, 1999.......   50,000

METROPOLITAN JANUS MID CAP SUB-ACCOUNT

                          TOTAL                          INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH  CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT VALUE  VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- ----- -------- -------------- -------------
March 3, 1997........... $ 50,000  $      $      $
December 31, 1997.......   50,000
December 31, 1998.......  100,000
December 31, 1999.......  150,000

METROPOLITAN RUSSELL 2000 INDEX SUB-ACCOUNT

                          TOTAL                          INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH  CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT VALUE  VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- ----- -------- -------------- -------------
November 9, 1998........ $ 50,000  $      $      $
December 31, 1998.......   50,000
December 31, 1999.......  100,000

VIP EQUITY-INCOME SUB-ACCOUNT

                     TOTAL                          INTERNAL RATE  INTERNAL RATE
                    PREMIUMS  DEATH  CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                  PAID   BENEFIT VALUE  VALUE   NET CASH VALUE DEATH BENEFIT
----                -------- ------- ----- -------- -------------- -------------
October 9, 1986...  $ 50,000  $      $      $
December 31, 1986.    50,000
December 31, 1987.   100,000
December 31, 1988.   150,000
December 31, 1989.   200,000
December 31, 1990.   250,000
December 31, 1991.   300,000
December 31, 1992.   350,000
December 31, 1993.   350,000
December 31, 1994.   350,000
December 31, 1995.   350,000
December 31, 1996.   350,000
December 31, 1997.   350,000
December 31, 1998.   350,000
December 31, 1999.

VIP OVERSEAS SUB-ACCOUNT

                          TOTAL                          INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH  CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT VALUE  VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- ----- -------- -------------- -------------
January 28, 1987........ $ 50,000  $      $      $
December 31, 1987.......   50,000
December 31, 1988.......  100,000
December 31, 1989.......  150,000
December 31, 1990.......  200,000
December 31, 1991.......  250,000
December 31, 1992.......  300,000
December 31, 1993.......  350,000
December 31, 1994.......  350,000
December 31, 1995.......  350,000
December 31, 1996.......  350,000
December 31, 1997.......  350,000
December 31, 1998.......  350,000
December 31, 1999.......

VIP HIGH INCOME SUB-ACCOUNT

                          TOTAL                          INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH  CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT VALUE  VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- ----- -------- -------------- -------------
September 19, 1985...... $ 50,000  $      $      $
December 31, 1985.......   50,000
December 31, 1986.......  100,000
December 31, 1987.......  150,000
December 31, 1988.......  200,000
December 31, 1989.......  250,000
December 31, 1990.......  300,000
December 31, 1991.......  350,000
December 31, 1992.......  350,000
December 31, 1993.......  350,000
December 31, 1994.......  350,000
December 31, 1995.......  350,000
December 31, 1996.......  350,000
December 31, 1997.......  350,000
December 31, 1998.......  350,000
December 31, 1999.......

VIP II ASSET MANAGER SUB-ACCOUNT

                          TOTAL                          INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH  CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT VALUE  VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- ----- -------- -------------- -------------
September 6, 1989....... $ 50,000  $      $      $
December 31, 1989.......   50,000
December 31, 1990.......  100,000
December 31, 1991.......  150,000
December 31, 1992.......  200,000
December 31, 1993.......  250,000
December 31, 1994.......  300,000
December 31, 1995.......  350,000
December 31, 1996.......  350,000
December 31, 1997.......  350,000
December 31, 1998.......  350,000
December 31, 1999.......

--------

* Rates of return and Policy values and benefits shown reflect the Capital Growth Series' investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

** Rates of return and Policy values and benefits shown reflect the Harris/Oakmark Midcap Value Series' investment advisory fee of .70% of average daily net assets for the period through April 30, 1998 and .75% thereafter.

                             $1,054,000 FACE AMOUNT
                             OPTION 2 DEATH BENEFIT

                 GUIDELINE PREMIUM TEST WITH IRS CORRIDOR

ZENITH CAPITAL GROWTH SUB-ACCOUNT*

                          TOTAL                          INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH  CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT VALUE  VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- ----- -------- -------------- -------------
August 26, 1983......... $ 50,000  $      $      $
December 31, 1983.......   50,000
December 31, 1984.......  100,000
December 31, 1985.......  150,000
December 31, 1986.......  200,000
December 31, 1987.......  250,000
December 31, 1988.......  300,000
December 31, 1989.......  350,000
December 31, 1990.......  350,000
December 31, 1991.......  350,000
December 31, 1992.......  350,000
December 31, 1993.......  350,000
December 31, 1994.......  350,000
December 31, 1995.......  350,000
December 31, 1996.......  350,000
December 31, 1997.......  350,000
December 31, 1998.......  350,000
December 31, 1999.......

ZENITH BACK BAY BOND INCOME SUB-ACCOUNT

                          TOTAL                          INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH  CASH  NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT VALUE  VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- ------- ----- -------- -------------- -------------
August 26, 1983......... $ 50,000  $      $      $
December 31, 1983.......   50,000
December 31, 1984.......  100,000
December 31, 1985.......  150,000
December 31, 1986.......  200,000
December 31, 1987.......  250,000
December 31, 1988.......  300,000
December 31, 1989.......  350,000
December 31, 1990.......  350,000
December 31, 1991.......  350,000
December 31, 1992.......  350,000
December 31, 1993.......  350,000
December 31, 1994.......  350,000
December 31, 1995.......  350,000
December 31, 1996.......  350,000
December 31, 1997.......  350,000
December 31, 1998.......  350,000
December 31, 1999.......

ZENITH BACK BAY MONEY MARKET SUB-ACCOUNT

                          TOTAL                               INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- --------- -------- -------- -------------- -------------
August 26, 1983......... $ 50,000 $         $        $
December 31, 1983.......   50,000
December 31, 1984.......  100,000
December 31, 1985.......  150,000
December 31, 1986.......  200,000
December 31, 1987.......  250,000
December 31, 1988.......  300,000
December 31, 1989.......  350,000
December 31, 1990.......  350,000
December 31, 1991.......  350,000
December 31, 1992.......  350,000
December 31, 1993.......  350,000
December 31, 1994.......  350,000
December 31, 1995.......  350,000
December 31, 1996.......  350,000
December 31, 1997.......  350,000
December 31, 1998.......  350,000
December 31, 1999.......

ZENITH WESTPEAK STOCK INDEX SUB-ACCOUNT

                          TOTAL                               INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- --------- -------- -------- -------------- -------------
May 1, 1987............. $ 50,000 $         $        $
December 31, 1987.......   50,000
December 31, 1988.......  100,000
December 31, 1989.......  150,000
December 31, 1990.......  200,000
December 31, 1991.......  250,000
December 31, 1992.......  300,000
December 31, 1993.......  350,000
December 31, 1994.......  350,000
December 31, 1995.......  350,000
December 31, 1996.......  350,000
December 31, 1997.......  350,000
December 31, 1998.......  350,000
December 31, 1999.......

ZENITH BACK BAY MANAGED SUB-ACCOUNT

                          TOTAL                               INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- --------- -------- -------- -------------- -------------
May 1, 1987............. $ 50,000 $         $        $
December 31, 1987.......   50,000
December 31, 1988.......  100,000
December 31, 1989.......  150,000
December 31, 1990.......  200,000
December 31, 1991.......  250,000
December 31, 1992.......  300,000
December 31, 1993.......  350,000
December 31, 1994.......  350,000
December 31, 1995.......  350,000
December 31, 1996.......  350,000
December 31, 1997.......  350,000
December 31, 1998.......  350,000
December 31, 1999.......

ZENITH WESTPEAK GROWTH AND INCOME SUB-ACCOUNT

                          TOTAL                               INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH     CASH    NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- --------- -------- -------------- -------------
April 30, 1993.......... $ 50,000 $        $         $
December 31, 1993.......   50,000
December 31, 1994.......  100,000
December 31, 1995.......  150,000
December 31, 1996.......  200,000
December 31, 1997.......  250,000
December 31, 1998.......  300,000
December 31, 1999.......

ZENITH HARRIS/OAKMARK MIDCAP VALUE SUB-ACCOUNT**

                          TOTAL                               INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH     CASH    NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- --------- -------- -------------- -------------
April 30, 1993.......... $ 50,000 $        $         $
December 31, 1993.......   50,000
December 31, 1994.......  100,000
December 31, 1995.......  150,000
December 31, 1996.......  200,000
December 31, 1997.......  250,000
December 31, 1998.......  300,000
December 31, 1999.......

ZENITH LOOMIS SAYLES SMALL CAP SUB-ACCOUNT

                          TOTAL                               INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH     CASH    NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- --------- -------- -------------- -------------
May 2, 1994............. $ 50,000 $        $         $
December 31, 1994.......   50,000
December 31, 1995.......  100,000
December 31, 1996.......  150,000
December 31, 1997.......  200,000
December 31, 1998.......  250,000
December 31, 1999.......

ZENITH BALANCED SUB-ACCOUNT

                          TOTAL                               INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH     CASH    NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- --------- -------- -------------- -------------
October 31, 1994........ $ 50,000 $        $         $
December 31, 1994.......   50,000
December 31, 1995.......  100,000
December 31, 1996.......  150,000
December 31, 1997.......  200,000
December 31, 1998.......  250,000
December 31, 1999.......

ZENITH MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SUB-ACCOUNT

                          TOTAL                               INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH     CASH    NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- --------- -------- -------------- -------------
October 31, 1994........ $ 50,000 $        $         $
December 31, 1994.......   50,000
December 31, 1995.......  100,000
December 31, 1996.......  150,000
December 31, 1997.......  200,000
December 31, 1999.......  250,000

ZENITH DAVIS VENTURE VALUE SUB-ACCOUNT

                          TOTAL                              INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------------- -------------
October 31, 1994........ $ 50,000 $        $        $
December 31, 1994.......   50,000
December 31, 1995.......  100,000
December 31, 1996.......  150,000
December 31, 1997.......  200,000
December 31, 1998.......  250,000
December 31, 1999.......

ZENITH ALGER EQUITY GROWTH SUB-ACCOUNT

                          TOTAL                              INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------------- -------------
October 31, 1994........ $ 50,000 $        $        $
December 31, 1994.......   50,000
December 31, 1995.......  100,000
December 31, 1996.......  150,000
December 31, 1997.......  200,000
December 31, 1998.......  250,000
December 31, 1999.......


ZENITH MFS INVESTORS SUB-ACCOUNT

                          TOTAL                              INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------------- -------------
April 30, 1999.......... $ 50,000
December 31, 1999.......   50,000

ZENITH MFS RESEARCH MANAGERS SUB-ACCOUNT

                          TOTAL                              INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------------- -------------
April 30, 1999.......... $ 50,000
December 31, 1999.......   50,000

METROPOLITAN JANUS MID CAP SUB-ACCOUNT

                          TOTAL                              INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------------- -------------
March 3, 1997........... $ 50,000
December 31, 1997.......   50,000
December 31, 1998.......  100,000
December 31, 1999.......  150,000

METROPOLITAN RUSSELL 2000 INDEX SUB-ACCOUNT

                          TOTAL                              INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------------- -------------
November 9, 1998........ $ 50,000
December 31, 1998.......   50,000
December 31, 1999.......  100,000

VIP EQUITY-INCOME SUB-ACCOUNT

                          TOTAL                              INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------------- -------------
October 9, 1986......... $ 50,000 $        $        $
December 31, 1986.......   50,000
December 31, 1987.......  100,000
December 31, 1988.......  150,000
December 31, 1989.......  200,000
December 31, 1990.......  250,000
December 31, 1991.......  300,000
December 31, 1992.......  350,000
December 31, 1993.......  350,000
December 31, 1994.......  350,000
December 31, 1995.......  350,000
December 31, 1996.......  350,000
December 31, 1997.......  350,000
December 31, 1998.......  350,000
December 31, 1999.......

VIP OVERSEAS SUB-ACCOUNT

                          TOTAL                              INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------------- -------------
January 28, 1987........ $ 50,000 $        $        $
December 31, 1987.......   50,000
December 31, 1988.......  100,000
December 31, 1989.......  150,000
December 31, 1990.......  200,000
December 31, 1991.......  250,000
December 31, 1992.......  300,000
December 31, 1993.......  350,000
December 31, 1994.......  350,000
December 31, 1995.......  350,000
December 31, 1996.......  350,000
December 31, 1997.......  350,000
December 31, 1998.......  350,000
December 31, 1999.......

VIP HIGH INCOME SUB-ACCOUNT

                          TOTAL                              INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------------- -------------
September 19, 1985...... $ 50,000 $        $        $
December 31, 1985.......   50,000
December 31, 1986.......  100,000
December 31, 1987.......  150,000
December 31, 1988.......  200,000
December 31, 1989.......  250,000
December 31, 1990.......  300,000
December 31, 1991.......  350,000
December 31, 1992.......  350,000
December 31, 1993.......  350,000
December 31, 1994.......  350,000
December 31, 1995.......  350,000
December 31, 1996.......  350,000
December 31, 1997.......  350,000
December 31, 1998.......  350,000
December 31, 1999.......

VIP II ASSET MANAGER SUB-ACCOUNT

                          TOTAL                              INTERNAL RATE  INTERNAL RATE
                         PREMIUMS  DEATH     CASH   NET CASH  OF RETURN ON  OF RETURN ON
DATE                       PAID   BENEFIT   VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                     -------- -------- -------- -------- -------------- -------------
September 6, 1989....... $ 50,000 $        $        $
December 31, 1989.......   50,000
December 31, 1990.......  100,000
December 31, 1991.......  150,000
December 31, 1992.......  200,000
December 31, 1993.......  250,000
December 31, 1994.......  300,000
December 31, 1995.......  350,000
December 31, 1996.......  350,000
December 31, 1997.......  350,000
December 31, 1998.......  350,000
December 31, 1999.......

--------
 * Rates of return and Policy values and benefits shown reflect the Capital Growth Series' investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.
** Rates of return and Policy values and benefits shown reflect the Harris/Oakmark Midcap Value Series' investment advisory fee of .70% of average daily net assets for the period through April 30, 1998 and .75% thereafter.

                                  APPENDIX C

                            LONG TERM MARKET TRENDS

  The information below compares the average annual returns of common stock, high grade corporate bonds and 30-day U.S. Treasury bills over 20-year and 30-year holding periods.* The average annual returns assume the reinvestment of dividends, capital gains and interest. This is an historical record and does not predict future performance. The information does not reflect charges.

  The data indicates that, historically, the investment performance of common stocks over long periods has been positive and generally superior to that of long-term, high grade debt securities. Common stocks have, however, been subject to more dramatic market adjustments over short periods.

  Over the 55 20-year time periods beginning in 1926 and ending in 1999 (i.e., 1926-1945, 1927-1946, and so on through 1980-1999):

  --The average annual return of common stocks was superior to that of high grade, long-term corporate bonds in 52 of the 55 periods.

  --The average annual return of common stocks surpassed that of U.S. Treasury bills in each of the 55 periods.

  --Common stock average annual returns exceeded the average annual rate of inflation in each of the 55 periods.

  Over the 45 30-year periods beginning in 1926 and ending in 1999, the average annual return of common stocks was superior to that of high grade, long-term corporate bonds, U.S. Treasury bills and inflation in all 45 periods.

  From 1926 through 1999 the average annual return for common stocks was
11.2%, compared to 5.8% for high grade, long-term corporate bonds, 3.8% for
U.S. Treasury bills and 3.1% for the Consumer Price Index.
----------
* Used with permission. (C)2000 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

                               ----------------

                 SUMMARY: HISTORIC S&P STOCK INDEX RESULTS FOR
                           SPECIFIC HOLDING PERIODS

  The following chart categorizes the historical results of the Standard & Poor's 500 Stock Index with dividends reinvested, over one-year, five-year and twenty-year periods beginning in 1926 and ending 1999.

  The chart does not predict future stock market results. It shows the historic performance of a broad index of stocks, and not the performance of any fund or investment.

                               ----------------

            PERCENT OF HOLDING PERIODS WITH THE FOLLOWING RETURNS:

                                                                        GREATER
                                                                         THAN
HOLDING          NEGATIVE 0-5.00% 5.01-10.00% 10.01-15.00% 15.01-20.00% 20.00%
PERIOD            RETURN  RETURN    RETURN       RETURN       RETURN    RETURN
-------          -------- ------- ----------- ------------ ------------ -------
 1 year.........   27%       4%       11%          7%          11%        40%
 5 years........   10%      14%       14%         31%          19%        12%
10 years........    3%      10%       33%         24%          28%         2%
20 years........    0%       6%       31%         54%           9%         0%

----------
Used with permission. (C)2000 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

                             DOLLAR COST AVERAGING

  Dollar cost averaging does not guarantee a profit or protect against a loss. If an investor follows a program of dollar cost averaging on a long-term basis, and the stock fund selected performs at least as well as the S&P 500 has historically, it is likely--not guaranteed--that the price at which shares are surrendered, for whatever reason, will be higher than the average cost per share.

  An investor using dollar cost averaging invests the same amount of money in the same professionally managed fund at regular intervals over a long period of time. Under dollar cost averaging, an investor does not invest more when the price of shares is high and less when the price is low. When the price of shares is low, the money invested buys more shares. When it is high, the money invested buys fewer shares. If you have the ability and desire to maintain this program over a long period of time (for example, 20 years), and the stock fund you chose follows the historical upward market trends, the price at which you sell shares should be higher than their average cost. This price could be lower, however, if the fund chosen does not follow these historical trends.

  You should consider your ability to continue on-going dollar cost averaging purchases so that you can take advantage of periods of low price levels if you are considering dollar cost averaging.

                                  APPENDIX D

                                TAX INFORMATION

  The Office of Tax Analysis of the U.S. Department of the Treasury published a "Report to the Congress on the Taxation of Life Insurance Company Products" in March 1990. Page 4 of this report is Table 1.1, a "Comparison of Tax Treatment of Life Insurance Products and Other Retirement Savings Plans". Because it is a convenient summary of the relevant tax characteristics of these products and plans, we have reprinted it here, and added footnotes to reflect exceptions to the general rules.

                             ---------------------

                                   TABLE 1.1

          COMPARISON OF TAX TREATMENT OF LIFE INSURANCE PRODUCTS AND
                        OTHER RETIREMENT SAVINGS PLANS

                                   CASH-VALUE
                                      LIFE    NON-QUALIFIED           QUALIFIED
                                   INSURANCE    ANNUITIES     IRA'S    PENSION
                                   ---------- ------------- --------- ---------
   Annual Contribution Limits          No          No          Yes       Yes
   Income Eligibility Limits           No          No          Yes**     No
   Borrowing Treated as Distribu-
    tions                              No*         Yes      Loans not   Yes,
                                                             allowed   beyond
                                                                       $50,000
   Income Ordering Rules (Income
    included in First                  No*         Yes         Yes       Yes
    Distribution)
   Early Withdrawal Penalties          No*         Yes***      Yes***    Yes***
   Minimum Distribution Rules by
    Age 70 1/2                         No          No          Yes       Yes
   Maximum Annual Distribution
    Rules                              No          No          Yes       Yes
   Anti-discrimination Rules           No          No          No        Yes

----------
Department of the Treasury March 1990
 Office of Tax Analysis

  *  If the Policy is not a modified endowment contract.
 ** If amounts paid in to fund the IRA are deductible; once over the income eligibility limits amounts paid into an IRA are permitted but not deductible.
*** There are several exceptions to the application of the early withdrawal penalties for annuities, IRAs and qualified pensions.

  This appendix is not tax advice. You should consult with your own tax advisor for more complete information.

                                  APPENDIX E

            CASH VALUE ACCUMULATION TEST AND GUIDELINE PREMIUM TEST

  In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than what is required by the "cash value accumulation test" under Section 7702(a)(1) of the Internal Revenue Code, or the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code, as selected by you when the Policy is
                                         -------------------------------------
issued. The test you choose at issue will be used for the life of the Policy.
------
(See "Death Benefit".)

  For the cash value accumulation test, sample net single premiums for selected ages of male and female insureds are listed below.

                                                             NET SINGLE PREMIUM
                                                             --------------------
   AGE                                                         MALE     FEMALE
   ---                                                       --------- ----------
    30......................................................    0.2130    0.1818
    40......................................................    0.2961    0.2532
    50......................................................    0.4037    0.3458
    60......................................................    0.5328    0.4627
    70......................................................    0.6710    0.6060
    80......................................................    0.7949    0.7571
    90......................................................    0.8853    0.8760
   100......................................................    1.0000    1.0000

  Listed below are Enhanced Net Single Premium Factors used for the Enhanced Net Single Premium Corridor.

                             (Table to come.)

  For the guideline premium test, Table I and Table II show the percentage of the Policy's cash value that is used to determine the death benefit.

                         TABLE I -- IRS CORRIDOR

                                                   AGE OF
      AGE OF                                     INSURED AT
INSURED AT START OF      PERCENTAGE OF            START OF             PERCENTAGE OF
  THE POLICY YEAR         CASH VALUE*          THE POLICY YEAR          CASH VALUE*
-------------------      -------------         ---------------         -------------
   0 through 40               250                     61                    128
        41                    243                     62                    126
        42                    236                     63                    124
        43                    229                     64                    122
        44                    222                     65                    120
        45                    215                     66                    119
        46                    209                     67                    118
        47                    203                     68                    117
        48                    197                     69                    116
        49                    191                     70                    115
        50                    185                     71                    113
        51                    178                     72                    111
        52                    171                     73                    109
        53                    164                     74                    107
        54                    157               75 through 90               105
        55                    150                     91                    104
        56                    146                     92                    103
        57                    142                     93                    102
        58                    138               94 through 99               101
        59                    134                    100+                   100
        60                    130

----------
* including the pro rata portion of any Monthly Deduction made for a period beyond the date of death.

                      TABLE II -- ENHANCED CORRIDOR

                             (Table to come.)

                       NEW ENGLAND LIFE INSURANCE COMPANY
                              501 BOYLSTON STREET
                                BOSTON, MA 02116

                                    RECEIPT

  This is to acknowledge receipt of a Zenith Executive Advantage Plus Prospectus dated May 1, 2000. This Variable Life policy is offered by New England Life Insurance Company.

-------------------------------------     -------------------------------------
               (Date)                             (Client's Signature)

                                    Part II

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                             RULE 484 UNDERTAKING

     Section 9 of NELICO's By-Laws provides that NELICO shall, to the extent legally permissible, indemnify its directors and officers against liabilities and expenses relating to lawsuits and proceedings based on such persons' roles as directors or officers. However, Section 9 further provides that no such indemnification shall be made with respect to any matter as to which a director or officer is adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation. Section 9 also provides that in the event a matter is disposed of by a settlement payment by a director or officer, indemnification will be provided only if the settlement is approved as in the best interest of the corporation by (a) a disinterested majority of the directors then in office, (b) a majority of the disinterested directors then in office, or (c) the holders of a majority of outstanding voting stock (exclusive of any stock owned by any interested director or officer).

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of NELICO pursuant to the foregoing provisions, or otherwise, NELICO has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by NELICO of expenses incurred or paid by a director, officer, or controlling person of NELICO in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, NELICO will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                REPRESENTATIONS

     New England Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium adjustable variable life insurance policies described in this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by New England Life Insurance Company.

                      CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

     The facing sheet.

     A reconciliation and tie-in of the information shown in the prospectus with the items of Form N-8B-2. (to be filed by amendment)

     The prospectus consisting of 143 pages.

     The undertaking to file reports.

     The undertaking pursuant to Rule 484(b) under the Securities Act of 1933.

     Representations.

     The signatures.

     Written consents of the following persons:

          H. James Wilson, Esq. (see Exhibit 3(i) below)

          Rodney J. Chandler, F.S.A., M.A.A.A.
          (see Exhibit 3(ii) below) (to be filed by amendment)
          Sutherland Asbill & Brennan LLP (see Exhibit 6 below)(to be filed by amendment)
          Independent Auditor (see Exhibit 11 below)(to be filed by amendment)


     The following exhibits:

     1.A. (1)        January 31, 1983 resolution of the Board of
                      Directors of NEVLICO ***
          (2)        None
          (3)(a)     Distribution Agreement between NEVLICO and NELESCO ****
             (b)(i)  Form of Contract between NELICO and its
                      General Agents ***

               (ii) Form of contract between NEVLICO and its
                     Agents ****
            (c)     Commission Schedule for Policies +++++
            (d)     Form of contract among NES, NELICO and other
                     broker dealers *
        (4)         None
        (5) (a)     Specimen of Policy **
            (b)     Additional Specimen of Policy
            (c)     Riders and Endorsements +
            (d)     Endorsement- Unisex Rates***
            (e)     Additional Riders and Endorsements
        (6) (a)     Amended and restated Articles of Organization of NELICO ##
            (b)     Amended and restated By-Laws of NELICO *
            (c)     Amendments to the Amended and restated Articles of
                     Organization +++
        (7)         None
        (8)         None
        (9)         None
       (10) (a)     Specimen of Applications for Policy **
            (b)     Additional specimen of Application ++
     2.             See Exhibit 3(i)
     3. (i)         Opinion and Consent of H. James Wilson, Esquire +
        (ii)        Opinion and Consent of Rodney J. Chandler,  F.S.A.,
                     M.A.A.A. (to be filed by amendment)
     4.             None
     5.             Inapplicable
     6.             Consent of Sutherland Asbill & Brennan LLP
                     (to be filed by amendment)
     7. (i)         Powers of Attorney ##
        (ii)        Powers of Attorney for James M. Benson,
                     Robert H. Benmosche and Catherine A. Rein +
        (iii)       Powers of Attorney for David Y. Rogers and
                     Richard A. Robinson ++
     8.             Inapplicable
     9.             Inapplicable
     10.            Inapplicable
     11.            Consent of Independent Auditors
                     (to be filed by amendment)
     12.            Schedule for computation of performance
                     quotations ****
     13. (i)        Consolidated memorandum describing certain procedures,
                     filed pursuant to Rule 6e-2(b)(12)(ii) and
                     Rule 6e-3(T)(b)(12)(iii) ****
         (ii)       Second Addendum to Consolidated
                     Memorandum ++++
     14. (i)        Participation Agreement among
                     Variable Insurance Products Fund, Fidelity
                     Distributors Corporation and New England
                     Variable Life Insurance Company ****

            (ii)     Amendment No. 1 to Participation Agreement
                      among Variable Insurance Products Fund,
                      Fidelity Distributors Corporation and New
                      England Variable Life Insurance Company #
            (iii)    Participation Agreement among Variable
                      Insurance Products Fund II, Fidelity
                      Distributors Corporation and New England
                      Variable Life Insurance Company #

# Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, filed June 22, 1995.

## Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed February 13, 1997.

### Incorporated herein by reference to Post-Effective Amendment No. 8 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed April 30, 1997.

* Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed July 16, 1997.

** Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed February 17, 1998.

*** Incorporated herein by reference to Post Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 33-66864, filed February 25, 1998.

**** Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed April 24, 1998.

+ Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed July 9, 1998.

++ Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, filed January 20, 1999.

+++ Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 33-65263, filed February 24, 1999.

++++ Incorporated herein by reference to Post-Effective Amendment No. 10 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed April 26, 1999.

+++++ Incorporated herein by reference to Post-Effective Amendment No. 1 to the Variable Account's Form s-6 Registration Statement, File No. 333-46401, filed April 26, 1999.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant, New England Variable Life Separate Account, has duly caused this amended Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 29th day of February, 2000.

                                    New England Variable Life Separate
                                      Account
                                          (Registrant)

                                    By: New England Life Insurance
                                        Company
                                          (Depositor)


                                    By: /s/ H. James Wilson
                                        --------------------
                                        H. James Wilson
                                        Executive Vice President
                                        and General Counsel
Attest:


/s/ Marie C. Swift
------------------
Marie C. Swift

     Pursuant to the requirements of the Securities Act of 1933, New England Life Insurance Company has duly caused this amended Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 29th day of February, 2000.


                                       New England Life Insurance Company
(Seal)

Attest:  /s/ Marie C. Swift            By: /s/ H. James Wilson
         ------------------                -------------------
         Marie C. Swift                    H. James Wilson
                                           Executive Vice President
                                           and General Counsel


     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities indicated on February 29, 2000.



          *                             Chairman, President and
----------------------------            Chief Executive Officer
James M. Benson

          *                             Director
----------------------------
Robert H. Benmosche

          *                             Director
----------------------------
Susan C. Crampton

          *                             Director
----------------------------
Edward A. Fox

          *                             Director
----------------------------
George J. Goodman

          *                             Director
----------------------------
Evelyn E. Handler

          *                             Director
----------------------------
Philip K. Howard

          *                             Director
----------------------------
Bernard A. Leventhal

          *                             Director
----------------------------
Thomas J. May

          *                             Director
----------------------------
Stewart G. Nagler

          *                             Director
----------------------------
Catherine A. Rein

          *
----------------------------            Second Vice President and
Richard A. Robinson                     Chief Accounting Officer

          *
----------------------------            Executive Vice President and
David Y. Rogers                         Chief Financial Officer

          *
----------------------------            Director
Rand N. Stowell

          *
----------------------------            Director
Alexander B. Trowbridge


                                    By:  /s/ Anne M. Goggin
                                         ------------------
                                         Anne M. Goggin, Esq.
                                           Attorney-in-fact


* Executed by Anne M. Goggin, Esquire on behalf of those indicated pursuant to powers of attorney filed with the Variable Account's Form S-6 Registration Statement, File No. 333-21767, on February 13, 1997, Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, on July 9, 1998, and Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, on January 20, 1999.

                           EXHIBIT LIST


                                                  Sequentially
Exhibit Number            Title                   Numbered Page*
--------------            -----                   --------------


  1.A.5(b)    Additional Specimen of Policy

       (e)    Additional Riders and Endorsements



_________
*  Page numbers inserted on manually-signed copy only.